[front cover]

[running graphic of the word BOND behind cover type]

[logo](silhouette of man and woman at desk)
MFS(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)


               MFS(R) Municipal
               Series Trust

               Annual Report (bullet) March 31, 1998

               For the States of: Mississippi,
               New York, North Carolina,
               Pennsylvania, South Carolina,
               Tennessee, Virginia, and West Virginia




                    Now two MFS(R) IRA choices (see page 68)

                                 In Memoriam


                                A. Keith Brodkin
                                  1935 - 1998
                      Chairman and Chief Executive Officer

                          MFS Investment Management(SM)


[photo of A. Keith Brodkin]


On February 2, 1998, Keith Brodkin, a friend and leader to everyone at MFS, died unexpectedly at age 62. His thoughtful letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children. His leadership, friendship, and wise counsel will be sorely missed.

Table of Contents


Letter from the Chairman ..............     2
Portfolio Managers' Overview ..........     3
Portfolio Managers' Profiles ..........     3
Performance Summary ...................     4
Fund Facts ............................     5
Federal Tax Information ...............     5
Portfolio of Investments ..............    14
Financial Statements ..................    29
Notes to Financial Statements .........    61
Independent Auditors' Report ..........    67
The MFS(R) Roth IRA ...................    68
Trustees and Officers .................    69

--------------------------------------------------------------------------------
     HIGHLIGHTS


[bullet] The 12-month period ended March 31, 1998, was a positive one for domestic fixed-income investors, as inflationary expectations declined and economic growth did not add meaningful inflationary pressures.

[bullet] The municipal bond market was positively impacted by this environment, as yields on long-term, high-grade municipal bonds fell approximately 61 basis points (0.61%) and continued economic growth translated into improved credit strength.

[bullet] While equity markets were captivating the interest of most investors, the supply of new municipal issues increased by 19% over the previous year as issuers rushed to take advantage of the lower interest-rate environment. This helped create a supply/demand imbalance that caused municipals to underperform the general market.

[bullet] Our strategy of reducing the Funds' volatility and increasing holdings of lower-rated investment-grade securities worked well in this environment. We continue to focus on coupons, call protection, effective maturities, and credit quality to optimize the relationship between yield and total return.




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.


           NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE

Letter from the Chairman

[photo of Jeffrey L. Shames]



Dear Shareholders:

As investment managers we take a long-term view of the world's economies, as well as of the stock and bond markets, and try to avoid getting caught up in short-term fluctuations. However, it is hard to ignore unexpected events such as the Asian economic turmoil or closely watched companies that miss their quarterly earnings estimates. Given the potential for these events and their possible impact on major market indices, we think it's important to offer some perspective about recent market behavior and to let you know what MFS is doing in an effort to provide you with favorable long-term investment performance.

The most notable recent event affecting investment markets has been the Asian turmoil, which began in the summer of 1997 as a result of slowing growth rates in the region and excess speculation in real estate markets. Since then, most countries in the region have begun to implement the economic and regulatory restructuring needed to put themselves on a stronger financial foundation. While it may be a few years before some of these countries return to solid economic footing, and while there will probably be a relatively short-term impact on the U.S. economy, we believe the long-term outlook for the region is quite positive.

The Asian situation has brought home the lesson that major events can quickly impact investment markets around the world, including those of the United States. Although U.S. equities have enjoyed a bull market lasting more than 15 years and have continued to set records in the first few months of 1998, there have been brief bouts of volatility associated with the Asian turmoil, as well as with perceived downturns for certain industries such as technology.

While we believe the long-term outlook for the equity markets is favorable, we also believe we are overdue for a market correction in which prices will remain flat or decline, possibly for an extended period of time. Since no one can predict market cycles, that makes it that much more important to find companies that can keep growing in the face of the occasional downturn and even gain market share. For us, this means using original, bottom-up research to examine each company's earnings potential and position as well as the overall prospects for its industry. To that end, MFS continues to increase the research support available to portfolio managers of MFS funds.

On the fixed-income side, MFS uses active portfolio management based on extensive research and credit analysis to reduce the potential for price declines and enhance the opportunity for price appreciation. For both equity and fixed-income managers, this means visiting and meeting with thousands of companies and issuers of credit every year, as well as attending many presentations and closely following sources of industry research.

We believe this approach, based on thorough research, teamwork, innovative thinking, and the free exchange of ideas, is the best way to get the most performance for shareholders in MFS funds -- in any market environment.

We appreciate your support and welcome any questions or comments you may have.


Respectfully,

/s/ Jeffrey Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management


April 14, 1998


  Jeffrey L. Shames, a graduate of Wesleyan University and the Massachusetts Institute of Technology Sloan School of Management, joined MFS in 1983. After four years as an industry analyst and portfolio manager, he was named Chief Equity Officer in 1987 and President and a member of the Board of Directors in 1993. Mr. Shames was appointed Chairman and Chief Executive Officer in February 1998.

Portfolio Managers' Overview

Dear Shareholders:

The 12-month period ended March 31, 1998, was a positive one for domestic fixed-income investors, as inflationary expectations declined and economic growth did not add meaningful inflationary pressures. In fact, 1997's 1.7% inflation rate, as measured by the Consumer Price Index, was near a 25-year low.

The U.S. fixed-income markets also benefited from the "flight to quality" of global investors out of damaged Asian markets to more stable U.S. dollar-denominated assets. The Asian slowdown may further relieve inflation in the United States as industrial commodity prices remain weak and the strength of the U.S. dollar moderates demand for exports. These factors have helped to lower yields on 30-year U.S. Treasury bonds by approximately 114 basis points (1.14%) over the period, from 7.09% to 5.95%.

The municipal bond market was positively impacted by these domestic and global forces. Yields on long-term, high-grade municipal bonds over the period, as measured by general obligation bonds rated "Aaa" by Moody's Investors Service, fell approximately 61 basis points (0.61%), from 5.66% to 5.05%. In addition, continued economic growth translated into improved credit strength. According to Moody's, 258 issuers were upgraded, versus 101 downgrades during the last calendar year. As a result of strengthening credits, the yield spread between the highest- and lowest-rated investment-grade securities compressed by 25 basis points (0.25%) over the period. This helped the performance of lower-quality investment-grade bonds.

Municipal bond mutual funds had generally negative cash flows over the period as the equity market captivated the interest of most fund investors. The supply of new municipal issues increased by 19% over the previous year as many issuers rushed to take advantage of the lower interest-rate environment. These factors helped create an imbalance between supply and demand that caused municipals to underperform the general market. The ratio of municipal to U.S. Treasury yields thus increased from 81% at the beginning of the period to 87% by the end of the period.

We continue to focus on coupons, call protection, effective maturities, and credit quality to optimize the relationship between yield and total return. While we remain constructive on the fixed-income markets with inflation benign, we are cognizant that the Federal Reserve Board might feel the need for a preemptive tightening if growth in the economy continues unabated.

Respectfully,

/s/ John P. Kihn                        /s/ David B. Smith

John P. Kihn                            David B. Smith
Portfolio Manager                       Portfolio Manager


The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
  PORTFOLIO MANAGERS' PROFILES


  Note to Shareholders: Effective December 15, 1997, John P. Kihn joined David B. Smith as Portfolio Manager of the Funds, succeeding Geoffrey L. Schechter.

  John P. Kihn is a Vice President of MFS Investment Management and Portfolio Manager of MFS(R) Municipal Income Fund, MFS(R) Municipal Limited
  Maturity Fund, and MFS Florida, New York, and Tennessee Municipal Bond funds. Mr. Kihn joined MFS as a quantitative analyst in October 1997 after working as a Senior Quantitative Analyst with a major investment firm. Mr. Kihn earned a bachelor's degree in Economics from the University of California, Berkeley, a master's degree in Business Economics from the University of California, Santa Barbara, and a doctorate degree in Accounting and Finance from the London School of Economics.

  David B. Smith is a Vice President -- Investments in the Municipal Fixed-Income Department of MFS Investment Management. He is Portfolio Manager of MFS Alabama, Arkansas, California, Georgia, Maryland, Massachusetts, Mississippi, North Carolina, Pennsylvania, South Carolina, Virginia, and West Virginia Municipal Bond funds. He joined MFS in 1988 as a Senior Treasury Analyst in the Corporate Treasury Department. He was named a Research Analyst in the Fixed-Income Department in 1989, an Investment Officer in 1990, an Assistant Vice President in 1991, and a Vice President in 1993. Mr. Smith is a graduate of Union College and holds a Masters in Business Administration degree from Babson College.

Performance Summary

The performances of the individual state Funds listed below and on the following pages include the reinvestment of dividends and capital gains but exclude the effects of any sales charges. Each Fund's results have been compared to the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of municipal bond investments rated "Baa" or higher. However, while this index is considered the benchmark for performance of municipal bonds, it is comprised of municipal bonds issued nationwide, while each of the Funds in the Trust is limited to investing in the bonds of a particular state. Because individual indices do not exist for all of the states, we have provided a discussion of each Fund's performance relative to the Lehman Index.

The portfolio of each Fund will tend to be structured with respect to maturity and coupon and sector distribution based on our views on interest rates, credit quality, and financing trends. However, each Fund's performance will differ because of supply/demand and credit quality conditions, which vary from state to state.

Mississippi

The Fund's total returns for the fiscal year ended March 31, 1998, were 11.02% for Class A shares and 10.15% for Class B shares. These returns compare to a 9.84% return for the average other-state fund as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, and to a 10.70% return for the Lehman Index over the same period.

New York

The Fund's total returns for the fiscal year ended March 31, 1998, were 11.59% for Class A shares and 10.78% for Class B shares. These returns compare to a 10.49% return for the average New York fund as tracked by Lipper and to a 10.70% return for the Lehman Index over the same period.

North Carolina

The Fund's total returns for the fiscal year ended March 31, 1998, were 10.36% for Class A shares and 9.75% for Class B and Class C shares. These returns compare to a 10.42% return for the average North Carolina fund as tracked by Lipper and to a 10.70% return for the Lehman Index over the same period. The Fund's overweighting in zero coupon bonds added to performance over the period; however, its high coupon, short-call bonds detracted from performance. We will endeavor to lower the Fund's overweighting in zero coupon bonds and extend its call protection when appropriate.

Pennsylvania

The Fund's total returns for the fiscal year ended March 31, 1998, were 11.65% for Class A shares and 10.76% for Class B shares. These returns compare to a 10.24% return for the average Pennsylvania fund as tracked by Lipper and to a 10.70% return for the Lehman Index over the same period.

South Carolina

The Fund's total returns for the fiscal year ended March 31, 1998, were 10.62% for Class A shares and 9.91% for Class B shares. These returns compare to a 10.30% return for the average South Carolina fund as tracked by Lipper and to a 10.70% return for the Lehman Index over the same period. We decreased the Fund's exposure to insured bonds over the period, enhancing its performance.

Tennessee

The Fund's total returns for the fiscal year ended March 31, 1998, were 11.11% for Class A shares and 10.51% for the Class B shares. These returns compare to a 9.82% return for the average Tennessee fund as tracked by Lipper and to a 10.70% return for the Lehman Index over the same period.

Virginia

The Fund's total returns for the fiscal year ended March 31, 1998, were 10.32% for Class A shares and 9.61% for Class B and Class C shares. These returns compare to a 10.69% return for the average Virginia fund as tracked by Lipper and to a 10.70% return for the Lehman Index over the same period. We improved the Fund's relative performance over the period by reducing its average maturity, increasing its holdings of intermediate-term noncallable bonds, and increasing its exposure to lower-investment-grade holdings.

West Virginia

The Fund's total returns for the fiscal year ended March 31, 1998, were 9.42% for Class A shares and 8.72% for Class B shares. These returns compare to a 9.84% return for the average other-state fund as tracked by Lipper and to a 10.70% return for the Lehman Index over the same period. We reduced the Fund's premium coupon/short-call holdings and increased its holdings of lower-investment-grade bonds over the period.

--------------------------------------------------------------------------------
    FUND FACTS


    Objective: Each Fund seeks current income exempt from federal income taxes and from the personal income taxes, if any, of the state to which its name refers.


    Commencement of investment operations:

    Mississippi                August 6, 1992
    New York                   June 6, 1988
    North Carolina             October 31, 1984
    Pennsylvania               February 1, 1993
    South Carolina             October 31, 1984
    Tennessee                  August 12, 1988
    Virginia                   October 31, 1984
    West Virginia              October 31, 1984


    Net assets as of March 31, 1998:

    Mississippi                $ 76.8 million
    New York                   $146.0 million
    North Carolina             $433.0 million
    Pennsylvania               $ 39.5 million
    South Carolina             $176.9 million
    Tennessee                  $127.1 million
    Virginia                   $409.0 million
    West Virginia              $145.5 million


    Class inception:

    Mississippi      Class A   August 6, 1992
                     Class B   September 7, 1993
    New York         Class A   June 6, 1988
                     Class B   September 7, 1993
    North Carolina   Class A   October 31, 1984
                     Class B   September 7, 1993
                     Class C   January 3, 1994
    Pennsylvania     Class A   February 1, 1993
                     Class B   September 7, 1993
    South Carolina   Class A   October 31, 1984
                     Class B   September 7, 1993
    Tennessee        Class A   August 12, 1988
                     Class B   September 7, 1993
    Virginia         Class A   October 31, 1984
                     Class B   September 7, 1993
                     Class C   January 3, 1994
    West Virginia    Class A   October 31, 1984
                     Class B   September 7, 1993

--------------------------------------------------------------------------------
    FEDERAL TAX INFORMATION


    In January 1999, shareholders will be mailed a Form 1099 reporting the federal tax status of all distributions paid during the calendar year 1998.

    For federal income tax purposes, approximately 99% of the total dividends paid by each fund from net investment income during the year ended March 31, 1998, is designated as an exempt-interest dividend.

The information below and on the following pages illustrates the historical performance for each Fund's Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in charges and fees paid by shareholders investing in the different classes. It is not possible to invest directly in an index.


MFS(R) MISSISSIPPI MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the period from September 1, 1992, through March 31, 1998)


[line chart]

          MFS Mississippi
Period    Municipal Bond      Consumer Price      Lehman Brothers
End       Fund - Class A      Index - US          Municipal Bond Index
8/92       9525               10000               10000
3/93       9852               10221               10526
3/94      10085               10477               10770
3/95      10699               10776               11570
3/96      11553               11069               12540
3/97      12156               11388               13224
3/98      13799               11512               14784


Average Annual Total Returns as of March 31, 1998

                                                                               Class A Investment Results
                                                      ----------------------------------------------------
                                                       1 Year     3 Years     5 Years   Life of Fund*
                                                      ----------------------------------------------------
Average Annual Total Return                           +11.02%      +8.05%      +6.50%      +6.36%
----------------------------------------------------------------------------------------------------------
SEC Results                                           + 5.74%      +6.31%      +5.47%      +5.45%
----------------------------------------------------------------------------------------------------------
                                                                                       Comparative Indices
                                                      ----------------------------------------------------
                                                       1 Year     3 Years     5 Years   Life of Fund*
                                                      ----------------------------------------------------
Average other state tax-exempt municipal bond fund+   + 9.84%      +7.21%      +6.14%      +6.37%
----------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                 +10.70%      +8.16%      +6.82%      +6.98%
----------------------------------------------------------------------------------------------------------
Consumer Price Index#**                               + 1.38%      +2.32%      +2.47%      +2.57%
----------------------------------------------------------------------------------------------------------



                                                                               Class B Investment Results
                                                       ---------------------------------------------------
                                                           1 Year     3 Years     5 Years  Life of Fund*
                                                       ---------------------------------------------------
Average Annual Total Return                               +10.15%      +7.17%      +5.67%   +5.55%
----------------------------------------------------------------------------------------------------------
SEC Results                                               + 6.15%      +6.29%      +5.32%   +5.40%
----------------------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations,
  August 6, 1992, through March 31, 1998.
 +Source: Lipper Analytical Services, Inc.
 #Source: CDA/Wiesenberger.
**The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).


Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

MFS(R) NEW YORK MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the period from July 1, 1988, through March 31, 1998)

[line chart]

          MFS New York
Period    Municipal Bond      Consumer Price      Lehman Brothers
End       Fund - Class A      Index - US          Municipal Bond Index
6/88       9525               10000               10000
3/89       9914               10409               10671
3/90      10825               10953               11798
3/91      11852               11489               12886
3/92      13136               11855               14173
3/93      15085               12221               15948
3/94      15418               12528               16318
3/95      16347               12885               17530
3/96      17487               13236               19000
3/97      18305               13617               20037
3/98      20448               13746               22861


Average Annual Total Returns as of March 31, 1998


                                                                             Class A Investment Results
                                                   ----------------------------------------------------
                                                    1 Year     3 Years     5 Years   Life of Fund*
                                                   ----------------------------------------------------
Average Annual Total Return                        +11.59%      +7.71%      +6.25%      +8.08%
-------------------------------------------------------------------------------------------------------
SEC Results                                        + 6.29%      +5.98%      +5.22%      +7.55%
-------------------------------------------------------------------------------------------------------
                                                                                    Comparative Indices
                                                   ----------------------------------------------------
                                                    1 Year     3 Years     5 Years   Life of Fund*
                                                   ----------------------------------------------------
Average New York tax-exempt municipal bond fund+   +10.49%      +7.41%      +5.90%      +7.85%
-------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#              +10.70%      +8.16%      +6.82%      +8.45%
-------------------------------------------------------------------------------------------------------
Consumer Price Index#**                            + 1.38%      +2.32%      +2.47%      +3.34%
-------------------------------------------------------------------------------------------------------



                                                                             Class B Investment Results
                                                    ---------------------------------------------------
                                                        1 Year     3 Years     5 Years  Life of Fund*
                                                    ---------------------------------------------------
Average Annual Total Return                            +10.78%      +6.84%      +5.46%       +7.63%
-------------------------------------------------------------------------------------------------------
SEC Results                                            + 6.78%      +5.96%      +5.12%       +7.63%
-------------------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations,
  June 6, 1988, through March 31, 1998.
 +Source: Lipper Analytical Services, Inc.
 #Source: CDA/Wiesenberger.
**The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).


Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

MFS(R) NORTH CAROLINA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 5-year period ended March 31, 1998)

[line chart]

          MFS North Carolina
Period    Municipal Bond      Consumer Price      Lehman Brothers
End       Fund - Class A      Index - US          Municipal Bond Index
3/93       9522               10000               10000
3/94       9646               10251               10232
3/95      10212               10543               10992
3/96      10881               10830               11914
3/97      11435               11142               12564
3/98      12620               11295               13908


Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 1998)

[line chart]

          MFS North Carolina
Period    Municipal Bond      Consumer Price      Lehman Brothers
End       Fund - Class A      Index - US          Municipal Bond Index
3/88       9527               10000               10000
3/89      10281               10498               10721
3/90      11165               11047               11853
3/91      12069               11588               12946
3/92      13045               11957               14239
3/93      14541               12326               16023
3/94      14731               12635               16394
3/95      15595               12996               17613
3/96      16618               13350               19089
3/97      17463               13734               20131
3/98      19272               13923               22285

Average Annual Total Returns as of March 31, 1998


                                                                          Class A Investment Results
                                                         -------------------------------------------
                                                          1 Year     3 Years     5 Years    10 Years
                                                         -------------------------------------------
Average Annual Total Return                              +10.36%      +7.31%      +5.80%      +7.30%
----------------------------------------------------------------------------------------------------
SEC Results                                              + 5.12%      +5.59%      +4.77%      +6.78%
----------------------------------------------------------------------------------------------------
                                                                          Class C Investment Results
                                                         -------------------------------------------
                                                          1 Year     3 Years     5 Years    10 Years
                                                         -------------------------------------------
Average Annual Total Return                               +9.75%      +6.65%      +5.19%      +6.99%
----------------------------------------------------------------------------------------------------
SEC Results                                               +8.75%      +6.65%      +5.19%      +6.99%
----------------------------------------------------------------------------------------------------
                                                                                 Comparative Indices
                                                         -------------------------------------------
                                                          1 Year     3 Years     5 Years    10 Years
                                                         -------------------------------------------
Average North Carolina tax-exempt municipal bond fund+   +10.42%      +7.25%      +6.01%      +7.55%
----------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                    +10.70%      +8.16%      +6.82%      +8.34%
----------------------------------------------------------------------------------------------------
Consumer Price Index#*                                   + 1.38%      +2.32%      +2.47%      +3.37%
----------------------------------------------------------------------------------------------------



                                                                          Class B Investment Results
                                                         -------------------------------------------
                                                          1 Year     3 Years     5 Years    10 Years
                                                         -------------------------------------------
Average Annual Total Return                               +9.75%      +6.58%      +5.12%      +6.95%
----------------------------------------------------------------------------------------------------
SEC Results                                               +5.75%      +5.69%      +4.77%      +6.95%
----------------------------------------------------------------------------------------------------

+Source: Lipper Analytical Services, Inc.
#Source: CDA/Wiesenberger.
*The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).


Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

MFS(R) PENNSYLVANIA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the period from February 1, 1993, through March 31, 1998)

[line chart]

          MFS Pennsylvania
Period    Municipal Bond      Consumer Price      Lehman Brothers
End       Fund - Class A      Index - US          Municipal Bond Index
2/93       9525               10000               10000
3/94       9728               10323               10490
3/95      10520               10617               11269
3/96      11240               10906               12214
3/97      11765               11220               12881
3/98      13136               11375               14259

Average Annual Total Returns as of March 31, 1998


                                                                            Class A Investment Results
                                                       -----------------------------------------------
                                                        1 Year     3 Years     5 Years   Life of Fund*
                                                       -----------------------------------------------
Average Annual Total Return                            +11.65%      +7.68%      +6.69%      +6.42%
------------------------------------------------------------------------------------------------------
SEC Results                                            + 6.35%      +5.95%      +5.66%      +5.42%
------------------------------------------------------------------------------------------------------
                                                                                   Comparative Indices
                                                       -----------------------------------------------
                                                        1 Year     3 Years     5 Years   Life of Fund*
                                                       -----------------------------------------------
Average Pennsylvania tax-exempt municipal bond fund+   +10.24%      +7.61%      +6.27%      +5.91%
------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                  +10.70%      +8.16%      +6.82%      +7.12%
------------------------------------------------------------------------------------------------------
Consumer Price Index#**                                + 1.38%      +2.32%      +2.47%      +2.53%
------------------------------------------------------------------------------------------------------



                                                                           Class B Investment Results
                                                        ---------------------------------------------
                                                        1 Year     3 Years     5 Years  Life of Fund*
                                                        ---------------------------------------------
Average Annual Total Return                            +10.76%      +6.90%      +5.89%      +5.52%
-----------------------------------------------------------------------------------------------------
SEC Results                                            + 6.76%      +6.02%      +5.54%      +5.35%
-----------------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations,
  February 1, 1993, through March 31, 1998.
 +Source: Lipper Analytical Services, Inc.
 #Source: CDA/Wiesenberger.
**The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).


Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

MFS(R) SOUTH CAROLINA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 5-year period ended March 31, 1998)

[line chart]

          MFS South Carolina
Period    Municipal Bond      Consumer Price      Lehman Brothers
End       Fund - Class A      Index - US          Municipal Bond Index
3/93       9525               10000               10000
3/94       9674               10251               10232
3/95      10345               10543               10992
3/96      10986               10830               11914
3/97      11475               11142               12564
3/98      12694               11295               13908


Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 1998)

[line chart]

          MFS South Carolina
Period    Municipal Bond      Consumer Price      Lehman Brothers
End       Fund - Class A      Index - US          Municipal Bond Index
3/88       9521               10000               10000
3/89      10320               10498               10721
3/90      11250               11047               11853
3/91      12151               11588               12946
3/92      13262               11957               14239
3/93      14817               12326               16023
3/94      15049               12635               16394
3/95      16092               12996               17613
3/96      17089               13350               19089
3/97      17851               13734               20131
3/98      19746               13923               22285


Average Annual Total Returns as of March 31, 1998


                                                                          Class A Investment Results
                                                         -------------------------------------------
                                                          1 Year     3 Years     5 Years    10 Years
                                                         -------------------------------------------
Average Annual Total Return                              +10.62%      +7.06%      +5.91%      +7.57%
----------------------------------------------------------------------------------------------------
SEC Results                                              + 5.36%      +5.34%      +4.89%      +7.05%
----------------------------------------------------------------------------------------------------
                                                                                 Comparative Indices
                                                         -------------------------------------------
                                                          1 Year     3 Years     5 Years    10 Years
                                                         -------------------------------------------
Average South Carolina tax-exempt municipal bond fund+   +10.30%      +7.52%      +5.94%      +7.77%
----------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                    +10.70%      +8.16%      +6.82%      +8.34%
----------------------------------------------------------------------------------------------------
Consumer Price Index#*                                   + 1.38%      +2.32%      +2.47%      +3.37%
----------------------------------------------------------------------------------------------------



                                                                    Class B Investment Results
                                                          ------------------------------------------
                                                          1 Year     3 Years     5 Years    10 Years
                                                          ------------------------------------------
Average Annual Total Return                               +9.91%      +6.32%      +5.23%      +7.22%
----------------------------------------------------------------------------------------------------
SEC Results                                               +5.91%      +5.43%      +4.89%      +7.22%
----------------------------------------------------------------------------------------------------

+Source: Lipper Analytical Services, Inc.
#Source: CDA/Wiesenberger.
*The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).


Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.
Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

MFS(R) TENNESSEE MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the period from September 1, 1988, through March 31, 1998)

[line chart]

          MFS Tennessee
Period    Municipal Bond      Consumer Price      Lehman Brothers
End       Fund - Class A      Index - US          Municipal Bond Index
8/88       9525               10000               10000
3/89       9772               10321               10449
3/90      10810               10861               11552
3/91      11602               11392               12618
3/92      12702               11755               13878
3/93      14118               12118               15616
3/94      14469               12422               15979
3/95      15316               12776               17166
3/96      16336               13124               18605
3/97      17068               13502               19620
3/98      19002               13630               21701



Average Annual Total Returns as of March 31, 1998


                                                                         Class A Investment Results
                                                    -----------------------------------------------
                                                     1 Year     3 Years     5 Years   Life of Fund*
                                                    -----------------------------------------------
Average Annual Total Return                         +11.11%      +7.38%      +6.08%      +7.43%
---------------------------------------------------------------------------------------------------
SEC Results                                         + 5.83%      +5.65%      +5.05%      +6.89%
---------------------------------------------------------------------------------------------------
                                                                                Comparative Indices
                                                    -----------------------------------------------
                                                     1 Year     3 Years     5 Years   Life of Fund*
                                                    -----------------------------------------------
Average Tennessee tax-exempt municipal bond fund+   + 9.82%      +7.35%      +5.75%      +7.68%
---------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#               +10.70%      +8.16%      +6.82%      +8.38%
---------------------------------------------------------------------------------------------------
Consumer Price Index#**                             + 1.38%      +2.32%      +2.47%      +3.31%
---------------------------------------------------------------------------------------------------



                                                                         Class B Investment Results
                                                     ----------------------------------------------
                                                     1 Year     3 Years     5 Years   Life of Fund*
                                                     ----------------------------------------------
Average Annual Total Return                         +10.51%      +6.68%      +5.40%      +7.04%
---------------------------------------------------------------------------------------------------
SEC Results                                         + 6.51%      +5.80%      +5.05%      +7.04%
---------------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations,
  August 12, 1988, through March 31, 1998.
 +Source: Lipper Analytical Services, Inc.
 #Source: CDA/Wiesenberger.
**The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).


Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

MFS(R) VIRGINIA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 5-year period ended March 31, 1998)

[line chart]

          MFS Virginia
Period    Municipal Bond      Consumer Price      Lehman Brothers
End       Fund - Class A      Index - US          Municipal Bond Index
3/93       9526               10000               10000
3/94       9620               10251               10232
3/95      10165               10543               10992
3/96      10828               10830               11914
3/97      11258               11142               12564
3/98      12419               11295               13908


Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 1998)

[line chart]

          MFS Virginia
Period    Municipal Bond      Consumer Price      Lehman Brothers
End       Fund - Class A      Index - US          Municipal Bond Index
3/88       9529               10000               10000
3/89      10436               10498               10721
3/90      11384               11047               11853
3/91      12341               11588               12946
3/92      13435               11957               14239
3/93      14959               12326               16023
3/94      15106               12635               16394
3/95      15962               12996               17613
3/96      17003               13350               19089
3/97      17678               13734               20131
3/98      19502               13923               22285


Average Annual Total Returns as of March 31, 1998


                                                                    Class A Investment Results
                                                   -------------------------------------------
                                                    1 Year     3 Years     5 Years    10 Years
                                                   -------------------------------------------
Average Annual Total Return                        +10.32%      +6.90%      +5.45%      +7.42%
----------------------------------------------------------------------------------------------
SEC Results                                        + 5.08%      +5.18%      +4.43%      +6.90%
----------------------------------------------------------------------------------------------
                                                                    Class C Investment Results
                                                   -------------------------------------------
                                                    1 Year     3 Years     5 Years    10 Years
                                                   -------------------------------------------
Average Annual Total Return                         +9.61%      +6.28%      +4.84%      +7.11%
----------------------------------------------------------------------------------------------
SEC Results                                         +8.61%      +6.28%      +4.84%      +7.11%
----------------------------------------------------------------------------------------------
                                                                           Comparative Indices
                                                   -------------------------------------------
                                                    1 Year     3 Years     5 Years    10 Years
                                                   -------------------------------------------
Average Virginia tax-exempt municipal bond fund+   +10.69%      +7.70%      +6.09%      +7.58%
----------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#              +10.70%      +8.16%      +6.82%      +8.34%
----------------------------------------------------------------------------------------------
Consumer Price Index#*                             + 1.38%      +2.32%      +2.47%      +3.37%
----------------------------------------------------------------------------------------------



                                                                    Class B Investment Results
                                                    ------------------------------------------
                                                    1 Year     3 Years     5 Years    10 Years
                                                    ------------------------------------------
Average Annual Total Return                         +9.61%      +6.20%      +4.77%      +7.08%
----------------------------------------------------------------------------------------------
SEC Results                                         +5.61%      +5.31%      +4.42%      +7.08%
----------------------------------------------------------------------------------------------

+Source: Lipper Analytical Services, Inc.
#Source: CDA/Wiesenberger.
*The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).


Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

MFS(R) WEST VIRGINIA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 5-year period ended March 31, 1998)

[line chart]

          MFS West Virginia
Period    Municipal Bond      Consumer Price      Lehman Brothers
End       Fund - Class A      Index - US          Municipal Bond Index
3/93       9527               10000               10000
3/94       9737               10251               10232
3/95      10327               10543               10992
3/96      11007               10830               11914
3/97      11580               11142               12564
3/98      12671               11295               13908


Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 1998)

[line chart]

          MFS West Virginia
Period    Municipal Bond      Consumer Price      Lehman Brothers
End       Fund - Class A      Index - US          Municipal Bond Index
3/88       9524               10000               10000
3/89      10364               10498               10721
3/90      11272               11047               11853
3/91      12217               11588               12946
3/92      13379               11957               14239
3/93      14918               12326               16023
3/94      15247               12635               16394
3/95      16173               12996               17613
3/96      17237               13350               19089
3/97      18134               13734               20131
3/98      19842               13923               22285


Average Annual Total Returns as of March 31, 1998


                                                                      Class A Investment Results
                                                      ------------------------------------------
                                                       1 Year    3 Years     5 Years    10 Years
                                                      ------------------------------------------
Average Annual Total Return                            +9.42%     +7.05%      +5.87%      +7.62%
------------------------------------------------------------------------------------------------
SEC Results                                            +4.22%     +5.33%      +4.84%      +7.09%
------------------------------------------------------------------------------------------------
                                                                             Comparative Indices
                                                      ------------------------------------------
                                                       1 Year    3 Years     5 Years    10 Years
                                                      ------------------------------------------
Average other-state tax-exempt municipal bond fund+   + 9.84%     +7.21%      +6.14%      +7.52%
------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                 +10.70%     +8.16%      +6.82%      +8.34%
------------------------------------------------------------------------------------------------
Consumer Price Index#*                                + 1.38%     +2.32%      +2.47%      +3.37%
------------------------------------------------------------------------------------------------



                                                                      Class B Investment Results
                                                       -----------------------------------------
                                                       1 Year    3 Years     5 Years    10 Years
                                                       -----------------------------------------
Average Annual Total Return                            +8.72%     +6.32%      +5.19%      +7.27%
------------------------------------------------------------------------------------------------
SEC Results                                            +4.72%     +5.43%      +4.84%      +7.27%
------------------------------------------------------------------------------------------------

+Source: Lipper Analytical Services, Inc.
#Source: CDA/Wiesenberger.
*The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).


Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

Portfolio of Investments - March 31, 1998

MFS MISSISSIPPI MUNICIPAL BOND FUND

Municipal Bonds - 98.2%


------------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                        Value
------------------------------------------------------------------------------------------
General Obligation - 7.3%
 Commonwealth of Puerto Rico, MBIA, 7.584s,
  2008[dbldag][dbldag]                                 $2,000                  $ 2,241,740
 Hinds County, MS, MBIA, 6.25s, 2010                    1,660                    1,906,875
 Hinds County, MS, MBIA, 6.25s, 2011                    1,285                    1,477,172
                                                                               -----------
                                                                               $ 5,625,787
------------------------------------------------------------------------------------------
State and Local Appropriation - 10.4%
 Hinds Community College, MS, Conference and
  Training Center, 6.5s, 2014                          $1,320                  $ 1,393,141
 Medical Center Educational Building Corp., MS
  (University of Mississippi Medical Center),
  MBIA, 5.65s, 2009                                     2,000                    2,168,300
 Medical Center Educational Bulding Corp., MS
  (University of Mississippi Medical Center),
  MBIA, 5.9s, 2023                                      2,250                    2,362,118
 State of Mississippi, Certificates of Participation
  (Rehabilitation Services), 6.1s, 2014                 2,000                    2,079,780
                                                                               -----------
                                                                               $ 8,003,339
------------------------------------------------------------------------------------------
Refunded and Special Obligations - 9.6%
 Mississippi Home Corp., 0s, 2013                      $6,920                  $ 3,160,641
 Puerto Rico Highway & Transportation Authority
  Rev., 6.625s, 2018                                    1,900                    2,112,914
 State of Mississippi, 6.75s, 2014                      1,800                    2,052,936
                                                                               -----------
                                                                               $ 7,326,491
------------------------------------------------------------------------------------------
Airport and Port Revenue - 2.8%
 Puerto Rico Ports Authority (American Airlines),
  6.25s, 2026                                          $2,000                  $ 2,170,220
------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 6.1%
 Claiborne County, MS, Pollution Control Rev.
  (System Energy Resources, Inc.), 7.3s, 2025          $1,000                  $ 1,059,790
 Puerto Rico Electric Power Authority Power Rev.,
  FSA, 8.208s, 2023[dbldag][dbldag]                     1,000                    1,155,990
 Warren County, MS, Pollution Control Rev.
  (Mississippi Power & Light), 7s, 2022                 1,000                    1,106,230
 Washington County, MS, Pollution Control Rev.
  (Mississippi Power & Light), 7s, 2022                 1,230                    1,360,663
                                                                               -----------
                                                                               $ 4,682,673
------------------------------------------------------------------------------------------
Health Care Revenue - 5.4%
 Jones County, MS, Hospital Rev. (South Central
  Regional Medical Center), 5.5s, 2017                 $1,000                  $   995,090
 Mississippi Hospital Equipment & Facilities
  Authority Rev., 6s, 2016                              1,500                    1,548,360
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Magnolia Regional Health
  Center), 7.375s, 2021                                 1,500                    1,598,325
                                                                               -----------
                                                                               $ 4,141,775
------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 10.7%
 Jones County, MS, Solid Waste Disposal Rev.
  (International Paper Co.), 5.8s, 2021                $1,000                  $ 1,038,750
 Lowndes County, MS, Solid Waste Disposal &
  Pollution Control Rev. (Weyerhaeuser), 6.8s, 2022     3,250                    3,949,042
 Mississippi Business Finance Corp. (Jackson
  Municipal Airport/Airborne Freight), 7.15s, 2007        985                    1,095,340
 Mississippi Business Finance Corp., Solid Waste
  Disposal Rev. (Mississippi Chemical Corp.),
  5.8s, 2022[sec][sec]                                  1,000                      998,290
 Warren County, MS, Pollution Control Rev.
  (International Paper), 6.6s, 2019                     1,000                    1,110,400
                                                                               -----------
                                                                               $ 8,191,822
------------------------------------------------------------------------------------------
Insured Health Care Revenue - 18.6%
 Alcorn County, Corinth (Magnolia Regional Health
  Center), AMBAC, 5.75s, 2013                          $2,000                  $ 2,128,440
 Gulfport, MS, Hospital Facilities (Memorial
  Hospital), MBIA, 6.125s, 2015                         2,250                    2,442,195
 Gulfport, MS, Hospital Facilities (Memorial
  Hospital), MBIA, 6.2s, 2018                           1,000                    1,086,600
 Hinds County, MS, Rev. (Methodist Hospital &
  Rehabilitation Center), AMBAC, 5.6s, 2012             3,055                    3,276,365
 Mississippi Development Bank, Special Obligation
  (Adams County Hospital), FSA, 5.75s, 2016             1,000                    1,050,630
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Baptist), MBIA, 6.5s, 2010            1,190                    1,337,120
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Baptist), MBIA, 6s, 2013                750                      813,217
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Rush Medical Foundation),
  Connie Lee, 6.7s, 2018                                2,000                    2,178,680
                                                                               -----------
                                                                               $14,313,247
------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 5.2%
 Gulfport, MS, Community Development
  (Oakview Apartments), FNMA, 7.4s, 2025               $1,755                  $ 1,909,370
 Jackson, MS, Elderly Housing Corp., Mortgage
  Rev. (Delhaven Manor), "C", FHA, 7.375s, 2024         1,960                    2,089,615
                                                                               -----------
                                                                               $ 3,998,985
------------------------------------------------------------------------------------------
Single Family Housing Revenue - 7.4%
 Mississippi Home Corp., GNMA, 6.5s, 2024              $2,650                  $ 2,810,378
 Mississippi Home Corp., GNMA, 6.625s, 2027             1,350                    1,453,923
 Mississippi Home Corp., GNMA, 7.55s, 2027              1,225                    1,388,635
                                                                               -----------
                                                                               $ 5,652,936
------------------------------------------------------------------------------------------
Universities - 1.4%
 University of Mississippi, Educational Building
  Corp. (Athletic Facilities), 6.2s, 2016              $1,000                  $ 1,076,000
------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 10.2%
 Columbus, MS, Water & Sewer Rev., MBIA,
  6.5s, 2013                                           $1,000                  $ 1,116,440
 Gautier, MS, Utility District, Utility Systems Rev.,
  FGIC, 6.375s, 2019                                    1,300                    1,408,784
 Harrison County, MS, Wastewater Management
  District, Wastewater Treatment, FGIC, 6.5s, 2006      1,375                    1,475,581
 Harrison County, MS, Wastewater Management
  District, Wastewater Treatment, FGIC, 5.875s, 2025    1,000                    1,054,660
 Meridian, MS, Water & Sewer Rev., AMBAC,
  6s, 2010                                              1,500                    1,626,615
 Meridian, MS, Water & Sewer Rev., AMBAC,
  6.2s, 2012                                              650                      711,828
 Meridian, MS, Water & Sewer Rev., AMBAC,
  6.2s, 2013                                              400                      438,048
                                                                               -----------
                                                                               $ 7,831,956
------------------------------------------------------------------------------------------
Other - 3.1%
 Mississippi Development Bank (Diamond Lakes
  Utilities), 6.25s, 2017                              $1,250                  $ 1,267,438
 Vicksburg Warren, MS, School District Capital
  Improvements, 4.7s, 2016                              1,160                    1,090,307
                                                                               -----------
                                                                               $ 2,357,745
------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $69,550,677)                           $75,372,976
------------------------------------------------------------------------------------------

14 - MMI

Floating Rate Demand Note - 1.4%


------------------------------------------------------------------------
                                       Principal Amount
Issuer                                    (000 Omitted)            Value
------------------------------------------------------------------------
 Jackson County, MS, Pollution Control
  Rev. (Chevron USA, Inc.), due 06/01/23,
  at Identified Cost                             $1,100      $ 1,100,000
------------------------------------------------------------------------
Total Investments (Identified Cost, $70,650,677)             $76,472,976
Other Assets, Less Liabilities - 0.4%                            305,840
------------------------------------------------------------------------
Net assets - 100.0%                                          $76,778,816
------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements


Portfolio of Investments - March 31, 1998

MFS NEW YORK MUNICIPAL BOND FUND

Municipal Bonds - 98.2%

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
General Obligation - 11.5%
 Nassau County, NY, "A", FGIC, 6s, 2012               $1,000              $ 1,118,150
 New York City, NY, 7.2s, 2008                         1,000                1,167,570
 New York City, NY, 7.3s, 2010                           880                1,035,012
 New York City, NY, 7.3s, 2011                         5,000                5,865,450
 New York City, NY, 7.375s, 2013[sec][sec]             1,600                1,888,464
 New York City, NY, 8.25s, 2016                          160                  181,909
 Oswego County, NY, 6.7s, 2009                         1,000                1,178,940
 Port Byron, NY, Central School District, AMBAC,
  7.4s, 2012                                             500                  632,650
 Port Byron, NY, Central School District, AMBAC,
  7.4s, 2013                                             500                  634,690
 Port Byron, NY, Central School District, AMBAC,
  7.4s, 2014                                             500                  637,320
 Port Byron, NY, Central School District, AMBAC,
  7.4s, 2015                                             500                  640,745
 Territory of Virgin Islands, 7.75s, 2006                365                  402,464
 Washingtonville, NY, Central School District, FGIC,
  7.35s, 2008                                            550                  677,363
 Washingtonville, NY, Central School District, FGIC,
  7.35s, 2009                                            550                  681,582
                                                                          -----------
                                                                          $16,742,309
-------------------------------------------------------------------------------------
State and Local Appropriation - 22.1%
 Metropolitan Transportation Authority, NY,
  Service Contract, 7.375s, 2008                      $2,000              $ 2,408,400
 Metropolitan Transportation Authority, NY,
  Service Contract, 0s, 2012                           1,655                  807,872
 Metropolitan Transportation Authority, NY,
  Service Contract, AMBAC, 5.75s, 2013                 1,825                2,006,405
 Metropolitan Transportation Authority, NY,
  Service Contract, 0s, 2014                           3,520                1,546,406
 Metropolitan Transportation Authority, NY,
  Service Contract, 0s, 2014                           3,500                1,537,620
 Metropolitan Transportation Authority, NY,
  Service Contract, 5.5s, 2017[sec][sec]                 750                  762,375
 New York Dormitory Authority Rev.
  (City University), FSA, 5.75s, 2013                  4,250                4,629,057
 New York Dormitory Authority Rev.
  (City University), 5.625s, 2016                      1,450                1,528,895
 New York Dormitory Authority Rev.
  (City University), AMBAC, 5.75s, 2018                1,000                1,096,160
 New York Dormitory Authority Rev.
  (City University), AMBAC, 5.75s, 2018                  800                  876,928
 New York Dormitory Authority Rev.
  (City University), 5.375s, 2024                      1,500                1,502,520
 New York Dormitory Authority Rev.
  (State University), AMBAC, 6s, 2011                 $  590              $   655,555
 New York Dormitory Authority Rev.
  (State University), 5.875s, 2017                     1,130                1,255,260
 New York Dormitory Authority Rev.
  (State University), FSA, 5.875s, 2017                1,435                1,579,045
 New York Dormitory Authority Rev. (University),
  MBIA, 0s, 2007                                       2,500                1,661,650
 New York Medical Care Facilities Finance
  Agency, MBIA, 6s, 2025                               1,300                1,386,632
 New York Medical Care Facilities Finance
  Agency, Mental Health Services, 6.375s, 2014         1,000                1,095,510
 New York Urban Development Corp.
  (Correctional Facilities), AMBAC, 0s, 2009           5,000                3,032,150
 New York Urban Development Corp.
  (State Facilities), AMBAC, 5.6s, 2015                2,750                2,963,538
                                                                          -----------
                                                                          $32,331,978
-------------------------------------------------------------------------------------
Refunded and Special Obligations - 12.5%
 New York City, NY, 8s, 2001                          $  490              $   555,258
 New York City, NY, 8.25s, 2001                        1,840                2,117,951
 New York City, NY, Municipal Water & Sewer
  Finance Authority, 7s, 2001                            530                  579,428
 New York City, NY, Municipal Water & Sewer
  Finance Authority, 7s, 2001                            225                  245,983
 New York City, NY, Municipal Water & Sewer
  Finance Authority, Systems Rev., 7.375s, 2001        2,000                2,220,720
 New York Local Government Assistance Corp.,
  7.25s, 2001                                          2,500                2,764,050
 New York Medical Care Facilities Finance Agency
  (Montefiore Medical), FHA, 7.25s, 2009               3,165                3,321,066
 New York Medical Care Facilities Finance Agency
  (St. Luke's Hospital), FHA, 7.45s, 2000              2,600                2,810,366
 New York Medical Care Facilities Finance
  Agency, Mental Health Services, 7.875s, 2000           340                  375,635
 New York Medical Care Facilities Finance
  Agency, Mental Health Services, 7.3s, 2001             750                  837,788
 New York Urban Development Corp., State
  Facilities Rev., 7.5s, 2001                          1,000                1,112,600
 Puerto Rico Aqueduct & Sewer Authority Rev.,
  9s, 2005                                               250                  317,307
 Triborough Bridge & Tunnel Authority, NY,
  7.375s, 2000                                         1,000                1,071,110
                                                                          -----------
                                                                          $18,329,262
-------------------------------------------------------------------------------------
Airport and Port Revenue - 1.6%
 New York City, NY, Industrial Development
  Agency, Special Facilities Rev. (American
  Airlines), 6.9s, 2024                               $1,000              $ 1,115,850
 Port Authority NY & NJ, Special Obligation
  (JFK International), MBIA, 6.25s, 2015               1,000                1,155,710
                                                                          -----------
                                                                          $ 2,271,560
-------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 9.0%
 New York City, NY, Industrial Development Agency
  (Brooklyn Navy Yard Cogen Partners), 5.65s, 2028    $1,000              $ 1,011,270
 New York Energy Research and Development
  Authority, Electrical Facilities Rev. (Long Island
  Lighting), 7.15s, 2022                               2,700                2,950,263
 New York Power Authority, FGIC, 6.5s, 2008            2,500                2,901,425
 Port Authority NY & NJ, Special Obligation,
  6.75s, 2019                                          1,750                1,948,380

                                                                        15 - MNY

------------------------------------------------------------------------------------------------------
                                                            Principal Amount
Issuer                                                         (000 Omitted)                     Value
------------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - continued
 Puerto Rico Electric Power Authority, 8.473s, 2023[dbldag][dbldag]   $1,500              $  1,733,985
 Virgin Islands Water & Power Authority, Electric
  Systems Rev., 7.4s, 2011                                             2,355                 2,537,183
                                                                                          ------------
                                                                                          $ 13,082,506
------------------------------------------------------------------------------------------------------
Health Care Revenue - 3.0%
 Albany, NY, Industrial Development Authority,
  Civic Facilities Rev., 8.25s, 2004                                  $1,785              $  1,918,286
 Dutchess, NY, Industrial Development Agency,
  Civic Facilities Rev., 8.625s, 2016                                  1,085                 1,164,682
 New York Medical Care Facilities Finance
  Agency, Mental Health Services
  (Huntington Mortgage), 6.5s, 2014                                    1,250                 1,357,938
                                                                                          ------------
                                                                                          $  4,440,906
------------------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 4.2%
 Allegany County, NY, Industrial Development
  Authority, Solid Waste Rev. (Atlantic Richfield),
  6.625s, 2016                                                        $1,000              $  1,092,130
 Essex County, NY, Industrial Development Agency
  (International Paper), 5.55s, 2014                                     750                   783,562
 Essex County, NY, Industrial Development Agency
  (Solid Waste International Paper), 6.15s, 2021                       1,000                 1,079,280
 Fulton County, NY, Industrial Development Agency
  (Crossroads Incubator), 8.75s, 2009                                  1,025                 1,087,587
 Monroe County, NY, Industrial Development
  Agency (Weyerhauser), 9s, 2006                                       1,000                 1,017,170
 Onondaga County, NY, Industrial Development
  Agency (Bristol-Meyers Squibb), 5.75s, 2024                          1,000                 1,096,160
                                                                                          ------------
                                                                                          $  6,155,889
------------------------------------------------------------------------------------------------------
Insured Health Care Revenue - 6.4%
 New York City, NY, Health & Hospital Corp.,
  AMBAC, 7.36s, 2023[dbldag][dbldag]                                  $3,200              $  3,336,832
 New York Dormitory Authority Rev.
  (Champlain Valley), Connie Lee, 6s, 2010                               250                   281,653
 New York Dormitory Authority Rev.
  (St. Vincent's Hospital), FHA, 7.375s, 2011                          2,500                 2,766,825
 New York Medical Care Facilities Finance Agency
  (Montefiore Medical), AMBAC, 6.5s, 2029                              2,550                 2,918,398
                                                                                          ------------
                                                                                          $  9,303,708
------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 0.4%
 New York City, NY, Housing Development Corp.
  (South Bronx Cooperatives), 8.1s, 2023                              $  570              $    598,073
------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.7%
 Municipal Assistance Corp., City of Troy, MBIA,
  0s, 2019                                                            $1,835              $    613,055
 Municipal Assistance Corp., City of Troy, MBIA,
  0s, 2020                                                             1,120                   364,661
                                                                                          ------------
                                                                                          $    977,716
------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - 3.6%
 New York Mortgage Agency Rev., 7.375s, 2011                          $1,295              $  1,404,713
 New York Mortgage Agency Rev., 8.05s, 2011                               80                    84,198
 New York Mortgage Agency Rev., 6.45s, 2017                            2,355                 2,533,580
 New York Mortgage Agency Rev., 8.05s, 2022                              150                   160,081
 New York Mortgage Agency Rev., 7.75s, 2023                              995                 1,076,680
                                                                                          ------------
                                                                                          $  5,259,252
------------------------------------------------------------------------------------------------------
Turnpike Revenue - 6.4%
 Triborough Bridge & Tunnel Authority, NY,
  5.5s, 2017                                                          $8,000              $  8,442,240
 Virgin Islands Public Finance Authority, Highway
  Rev., 7.7s, 2004                                                       800                   855,800
                                                                                          ------------
                                                                                          $  9,298,040
------------------------------------------------------------------------------------------------------
Universities - 4.5%
 Hempstead Town, NY, Civic Facilities Rev.
  (Hofstra University), MBIA, 5.8s, 2015                              $1,500              $  1,595,760
 Islip, NY, Community Development Agency Rev.
  (New York Institute of Technology), 7.5s, 2026                       2,000                 2,198,660
 New York Dormitory Authority Rev.
  (Colgate University), MBIA, 6s, 2016                                 1,000                 1,126,430
 New York Dormitory Authority Rev.
  (Cornell University), 7.375s, 2020                                   1,500                 1,631,220
                                                                                          ------------
                                                                                          $  6,552,070
------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 12.3%
 New York City, NY, Municipal Water & Sewer
  Finance Authority, 6s, 2010                                         $  620              $    692,137
 New York City, NY, Municipal Water & Sewer
  Finance Authority, 7.1s, 2012                                        2,000                 2,189,300
 New York City, NY, Municipal Water & Sewer
  Finance Authority, 7s, 2015                                            745                   812,139
 New York City, NY, Municipal Water & Sewer
  Finance Authority, 7.6s, 2020                                          470                   497,053
 New York Environmental Facilities Corp., Pollution
  Control Rev., 5.75s, 2010                                            3,235                 3,533,914
 New York Environmental Facilities Corp., Pollution
  Control Rev., 6.875s, 2010                                           1,780                 1,957,840
 New York Environmental Facilities Corp., Pollution
  Control Rev., 6.875s, 2010                                             220                   241,144
 New York Environmental Facilities Corp., Pollution
  Control Rev., 5.75s, 2012                                            1,100                 1,193,390
 New York Environmental Facilities Corp., Water
  Facilities Rev., 8.85s, 2015                                         2,500                 2,844,375
 Suffolk County, NY, Water Authority, MBIA,
  5.1s, 2012                                                           1,895                 1,958,331
 Suffolk County, NY, Water Authority, MBIA,
  5.1s, 2013                                                           2,000                 2,059,280
                                                                                          ------------
                                                                                          $ 17,978,903
------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $128,730,414)                                     $143,322,172
------------------------------------------------------------------------------------------------------
Floating Rate Demand Note - 0.4%
------------------------------------------------------------------------------------------------------
 New York City, NY, Municipal Water Finance
  Authority, due 06/15/23, at Identified Cost                         $  600              $    600,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $129,330,414)                                         $143,922,172
Other Assets, Less Liabilities - 1.4%                                                        2,071,947
------------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                       $145,994,119
------------------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements



16 - MNY

Portfolio of Investments - March 31, 1998

MFS NORTH CAROLINA MUNICIPAL BOND FUND

Municipal Bonds - 98.8%




--------------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)                    Value
--------------------------------------------------------------------------------------------
General Obligation - 5.9%
 Charlotte, NC, Water and Sewer, 5.8s, 2013                  $1,780              $ 1,906,434
 Charlotte, NC, Water and Sewer, 5.8s, 2014                   5,050                5,395,319
 Charlotte, NC, Water and Sewer, 5.9s, 2019                   2,820                3,016,582
 Charlotte, NC, Water and Sewer, 5.6s, 2021                   4,500                4,741,425
 Durham, NC, 5.9s, 2013                                       2,400                2,605,656
 Durham, NC, 5.9s, 2014                                       2,400                2,598,312
 Hertford County, NC, 9.5s, 2000                                100                  101,359
 Hertford County, NC, 9.5s, 2001                                100                  101,849
 Hertford County, NC, 9.5s, 2002                                100                  102,349
 North Carolina Capital Improvement, 5.1s, 2015               5,000                5,085,250
                                                                                 -----------
                                                                                 $25,654,535
--------------------------------------------------------------------------------------------
State and Local Appropriation - 7.8%
 Charlotte, NC, Certificates of Participation
  (Convention Facilites Project), AMBAC, 0s, 2004            $3,435              $ 2,576,284
 Charlotte, NC, Certificates of Participation
  (Convention Facilites Project), AMBAC, 0s, 2005             4,810                3,429,819
 Charlotte, NC, Certificates of Participation
  (Convention Facilites Project), AMBAC, 0s, 2006             1,075                  730,441
 Charlotte, NC, Certificates of Participation
  (Convention Facilites Project), AMBAC, 0s, 2008             3,000                1,845,510
 Cumberland County, NC, Certificates of
  Participation (Civic Center), AMBAC, 6.375s, 2010           1,100                1,232,462
 Cumberland County, NC, Certificates of
  Participation (Civic Center), AMBAC, 0s, 2011                 425                  218,255
 Cumberland County, NC, Certificates of
  Participation (Civic Center), AMBAC, 0s, 2013               1,000                  464,420
 Dare County, NC, MBIA, 6.6s, 2006                            2,100                2,271,423
 Durham, NC, Certificates of Participation
  (Hospital and Office Facilities), 5.875s, 2009              1,460                1,578,786
 Durham, NC, Certificates of Participation
  (New Durham Corp.), 6.875s, 2009                            1,750                1,906,152
 Franklin County, NC, Certificates of Participation
  (Jail and School), FGIC, 6.625s, 2014                       2,000                2,231,260
 Greensboro, NC, Certificates of Participation
  (Coliseum Arena Project), 6.25s, 2011                       2,180                2,316,904
 Harnett County, NC, Certificates of Participation,
  AMBAC, 6.2s, 2006                                           1,000                1,116,590
 Harnett County, NC, Certificates of Participation,
  AMBAC, 6.2s, 2009                                           1,500                1,658,340
 Puerto Rico Housing, Bank and Finance Agency,
  7.5s, 2006                                                  7,000                8,215,970
 Scotland County, NC, Certificates of Participation
  (Jail and Courthouse Project), FSA, 6.75s, 2011             1,000                1,082,550
 Union County, NC, Certificates of Participation,
  AMBAC, 6.375s, 2012                                         1,000                1,094,960
                                                                                 -----------
                                                                                 $33,970,126
--------------------------------------------------------------------------------------------
Refunded and Special Obligations - 9.8%
 Chapel Hill, NC, Parking Facilities Rev.
  (Rosemary Street Project), 8.125s, 2000                    $1,585              $ 1,772,601
 Chapel Hill, NC, Parking Facilities Rev.
  (Rosemary Street Project), 8.25s, 2000                      3,305                3,706,491
 Charlotte, NC, Certificates of Participation
  (Convention Facilities Project), AMBAC,
  6.75s, 2021                                                 4,250                4,702,200
 Craven, NC, Regional Medical Authority, MBIA,
  7.2s, 2000                                                  1,500                1,638,165
 North Carolina Eastern Municipal Power Agency,
  7.5s, 2010                                                  2,595                3,257,659
 North Carolina Eastern Municipal Power Agency,
  5s, 2017                                                   11,870               11,998,671
 North Carolina Medical Care Commission,
  Hospital Rev. (Gaston Health Care), 0s, 1999               $  500              $   280,760
 North Carolina Medical Care Commission,
  Hospital Rev. (Mercy Hospital), 6.5s, 2015                  1,000                1,095,300
 North Carolina Medical Care Commission,
  Hospital Rev. (Presbyterian Health), 7.3s, 2000             1,000                1,094,460
 North Carolina Medical Care Commission,
  Hospital Rev. (Presbyterian Health), 7.375s, 2000           4,000                4,384,920
 Pender County, NC, Certificates of Participation
  (Pender County Prison), 7.6s, 2001                          1,900                2,125,530
 Pender County, NC, Certificates of Participation
  (Pender County Prison), 7.7s, 2001                          1,000                1,121,640
 Wake County, NC, Hospital Rev., MBIA, 0s, 2010               1,950                1,079,579
 Winston-Salem, NC, Water and Sewer Systems
  Rev., 6.25s, 2012                                           4,000                4,377,080
                                                                                 -----------
                                                                                 $42,635,056
--------------------------------------------------------------------------------------------
Airport and Port Revenue - 1.3%
 Puerto Rico Ports Authority (American Airlines),
  6.25s, 2026                                                $5,075              $ 5,506,933
--------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 19.1%
 New Hanover County, NC, Industrial Facilities Rev.
  (Carolina Power and Light Co.), 6.9s, 2009                 $1,000              $ 1,067,160
 North Carolina Eastern Municipal Power Agency,
  AMBAC, 6s, 2018                                            14,245               15,885,454
 North Carolina Eastern Municipal Power Agency,
  MBIA, 7s, 2007                                              5,000                5,849,200
 North Carolina Eastern Municipal Power Agency,
  MBIA, 7.25s, 2007                                           5,000                5,938,350
 North Carolina Eastern Municipal Power Agency,
  MBIA, 7.5s, 2010                                            3,005                3,725,930
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., MBIA, 0s, 2008                      10,150                6,491,128
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., MBIA, 0s, 2009                      16,000                9,641,920
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., MBIA, 6s, 2011                       8,000                8,824,080
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., MBIA, 6.72s, 2012[dbldag][dbldag]    9,000                9,561,600
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., MBIA, 5.5s, 2014[sec][sec]           3,500                3,700,165
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., FSA, 6.2s, 2018                      4,300                4,642,323
 Puerto Rico Electric Power Authority Rev., FSA,
  6s, 2016                                                    5,000                5,402,200
 Wake County, NC, Industrial Facilities Rev.
  (Carolina Power and Light), 6.9s, 2009                      2,000                2,134,320
                                                                                 -----------
                                                                                 $82,863,830
--------------------------------------------------------------------------------------------
Health Care Revenue - 18.8%
 Charlotte-Mecklenberg Hospital Authority, "A",
  5.75s, 2021                                                $1,500              $ 1,568,820
 North Carolina Medical Care Commission,
  Hospital Rev. (Carolina Medicorp), 6s, 2021                19,000               19,765,510
 North Carolina Medical Care Commission,
  Hospital Rev. (Duke University), 5.25s, 2021                5,975                5,974,940
 North Carolina Medical Care Commission,
  Hospital Rev. (Firsthealth Of The Carolinas),
  5s, 2028                                                    2,465                2,379,588
 North Carolina Medical Care Commission,
  Hospital Rev. (Gaston Health Care), 5.5s, 2015              8,040                8,257,482
 North Carolina Medical Care Commission,
  Hospital Rev. (Gaston Health Care), 5.5s, 2019              7,500                7,644,600

                                                                        17 - MNC

---------------------------------------------------------------------------------------
                                              Principal Amount
Issuer                                           (000 Omitted)                    Value
---------------------------------------------------------------------------------------
Health Care Revenue - continued
 North Carolina Medical Care Commission,
  Hospital Rev. (Halifax Memorial), 6.75s, 2014         $1,355              $ 1,477,086
 North Carolina Medical Care Commission,
  Hospital Rev. (Halifax Memorial), 6.75s, 2024          4,500                4,905,450
 North Carolina Medical Care Commission,
  Hospital Rev. (Moore Memorial Hospital),
  9.1s, 1999                                               800                  828,864
 North Carolina Medical Care Commission,
  Hospital Rev. (Rex Hospital Project), 6.25s, 2017      2,500                2,690,250
 North Carolina Medical Care Commission,
  Hospital Rev. (Valdese General), 8.75s, 2016           5,365                6,070,819
 North Carolina Medical Care Commission,
  Hospital Rev. (Well Spring Retirement),
  6.25s, 2017                                            2,500                2,576,075
 North Carolina Medical Care Commission,
  Hospital Rev. (Well Spring Retirement),
  6.25s, 2021                                            2,000                2,055,900
 Northern Hospital District, Surry County, NC,
  Heath Care Facilities Rev., 7.875s, 2021               4,530                4,957,904
 Pitt County, NC, Hospital Rev. (Memorial Hospital),
  5.25s, 2021                                           10,135               10,129,121
                                                                            -----------
                                                                            $81,282,409
---------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 11.3%
 Chatham County, NC, Industrial Facilities &
  Pollution Control (Weyerhaeuser), 9s, 2006            $1,260              $ 1,281,634
 Columbus County, NC, Industrial Facilities &
  Pollution Control (International Paper), 5.8s, 2016    4,000                4,191,840
 Columbus County, NC, Industrial Facilities &
  Pollution Control (International Paper),
  6.15s, 2021                                            5,000                5,396,400
 Halifax County, NC, Industrial Facilities & Pollution
  Control Finance Authority (Champion
  International Corp.), 8.15s, 2019                      1,500                1,613,235
 Haywood County, NC, Industrial Facilities &
  Pollution Control Finance Authority (Champion
  International Corp.), 8.1s, 2009                       2,500                2,686,850
 Haywood County, NC, Industrial Facilities &
  Pollution Control Finance Authority (Champion
  International Corp.), 5.75s, 2025                     11,500               11,880,765
 Martin County, NC, Industrial Facilities & Pollution
  Control Finance Authority (Weyerhaeuser Co.),
  7.25s, 2014                                            7,000                7,756,490
 Martin County, NC, Industrial Facilities & Pollution
  Control Finance Authority (Weyerhaeuser Co.),
  6.8s, 2024                                             7,500                8,355,825
 Mecklenburg County, NC, Industrial Facilities
  and Pollution Control Finance Authority
  (Precision Steel), 7.75s, 2014                         2,600                2,793,596
 Surry County, NC, Industrial Facilities & Pollution
  Control Finance Authority (Weyerhaeuser),
  9.25s, 2002                                            1,500                1,686,525
 Wake County, NC, Industrial Facilities & Pollution
  Control Finance Authority (Mallinkcodt),
  6.75s, 2012                                            1,100                1,165,274
                                                                            -----------
                                                                            $48,808,434
---------------------------------------------------------------------------------------
Insured Health Care Revenue - 4.0%
 Cumberland County, NC, Hospital Facilities Rev.
  (Cumberland County Hospital), MBIA, 0s, 2009          $1,800              $ 1,044,756
 Cumberland County, NC, Hospital Facilities Rev.
  (Cumberland Hospital), MBIA, 6s, 2021                  4,000                4,148,800
 New Hanover County, NC, Hospital Rev. (New
  Hanover Regional Medical Center), AMBAC,
  5.75s, 2026                                           $3,625              $ 3,834,271
 North Carolina Medical Care Commission,
  5s, 2017[sec][sec]                                     3,500                3,415,230
 North Carolina Medical Care Commission
  (Wake County Hospital), AMBAC, 5.375s, 2026            1,610                1,633,522
 North Carolina Medical Care Commission
  (Wilson Memorial Hospital), AMBAC, 0s, 2013            1,000                  463,490
 North Carolina Medical Care Commission
  (Wilson Memorial Hospital), AMBAC, 0s, 2015            1,140                  466,545
 North Carolina Medical Care Commission
  (Wilson Memorial Hospital), AMBAC, 5.25s, 2020         2,250                2,262,240
                                                                            -----------
                                                                            $17,268,854
---------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.2%
 Asheville, NC, Housing Authority (Asheville
  Terrace Apartments), 7.1s, 2011                       $5,000              $ 5,357,450
 North Carolina Housing Finance Agency, FHA,
  6.9s, 2024                                             4,880                5,256,150
 North Carolina Housing Finance Agency, FHA,
  6.05s, 2028                                            5,000                5,265,650
 Salisbury, NC, Housing Corp. (Yadkin Senior
  Citizens), FNMA, 6.75s, 2022                           2,060                2,133,851
                                                                            -----------
                                                                            $18,013,101
---------------------------------------------------------------------------------------
Single Family Housing Revenue - 3.8%
 North Carolina Housing Finance Agency,
  6.15s, 2017                                           $2,000              $ 2,141,240
 North Carolina Housing Finance Agency,
  6.7s, 2018                                             1,785                1,908,843
 North Carolina Housing Finance Agency,
  8.125s, 2019                                           1,070                1,097,424
 North Carolina Housing Finance Agency,
  7.7s, 2021                                             1,940                2,001,226
 North Carolina Housing Finance Agency,
  7.8s, 2021                                             1,785                1,798,388
 North Carolina Housing Finance Agency,
  7.85s, 2028                                            4,945                5,159,316
 North Carolina Housing Finance Agency,
  7.6s, 2032                                             2,430                2,536,143
                                                                            -----------
                                                                            $16,642,580
---------------------------------------------------------------------------------------
Solid Waste Revenue - 0.3%
 Iredell, NC, Solid Waste Systems Rev., 6.25s, 2012     $1,250              $ 1,332,088
---------------------------------------------------------------------------------------
Turnpike Revenue - 0.7%
 Puerto Rico Highway and Transportation Authority
  Rev., 6.421s, 2007[dbldag][dbldag]                    $2,750              $ 3,031,105
---------------------------------------------------------------------------------------
Universities - 8.4%
 Appalachian State University, NC, MBIA,
  6.1s, 2014                                            $1,140              $ 1,242,840
 Appalachian State University, NC, MBIA,
  6.125s, 2019                                           4,370                4,757,750
 North Carolina Education Facilities Finance
  Agency (Duke University), 6.75s, 2021                 11,500               12,548,340
 University of North Carolina, University Rev.,
  0s, 2012                                               8,265                4,143,410
 University of North Carolina, University Rev.,
  0s, 2013                                               6,415                3,005,620
 University of North Carolina, University Rev.,
  0s, 2015                                               4,415                1,842,379
 University of North Carolina, University Rev.,
  0s, 2016                                               3,500                1,381,275

18 - MNC

--------------------------------------------------------------------------------------
                                                    Principal Amount
Issuer                                                 (000 Omitted)             Value
--------------------------------------------------------------------------------------
Universities - continued
 University of North Carolina, University Rev.,
  0s, 2017                                                    $3,910      $  1,461,245
 University of North Carolina (Chapel Hill), 0s, 2012          9,105         4,026,959
 University of North Carolina (Chapel Hill), 0s, 2013          4,285         1,766,620
                                                                          ------------
                                                                          $ 36,176,438
--------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 3.4%
 Asheville, NC, Water System Rev., FGIC, 5.7s, 2025           $2,000      $  2,105,900
 Charlotte, NC, Water and Sewer Systems Rev.,
  5.25s, 2021                                                  4,000         4,046,840
 Gastonia, NC, Utilities Systems Rev., MBIA,
  4.75s, 2015                                                  1,000           965,760
 Kannapolis, NC, Certificates of Participation,
  MBIA, 7.375s, 2010                                           5,000         5,354,950
 Raleigh, NC, Water and Sewer Systems Rev.,
  5.125s, 2022                                                 2,000         2,019,900
                                                                          ------------
                                                                          $ 14,493,350
--------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $390,802,732)                     $427,678,839
--------------------------------------------------------------------------------------
Floating Rate Demand Notes - 0.9%
--------------------------------------------------------------------------------------
 Bartow County, GA, Development Authority,
  Pollution Control Rev. (Georgia Power Co.),
  due 03/01/24                                                $  900      $    900,000
 Burke County, GA, Development Authority
  Pollution, Pollution Control Rev. (Georgia Power
  Co.), due 09/01/25                                             100           100,000
 Harris County, TX, Hospital Rev. (Methodist
  Hospital), due 12/01/25                                      1,000         1,000,000
 Lincoln County, WY, Pollution Control Rev.,
  due 11/01/17                                                   900           900,000
 Lincoln County, WY, Pollution Control Rev. (Exxon),
  due 07/01/14                                                   700           700,000
 Lubbock, TX, Health Facilities Development Corp.
  Rev. (St. Joseph Health System), due 07/01/13                  200           200,000
--------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                      $  3,800,000
--------------------------------------------------------------------------------------
Total Investments (Identified Cost, $394,602,732)                         $431,478,839
Other Assets, Less Liabilities - 0.3%                                        1,496,706
--------------------------------------------------------------------------------------
Net assets - 100.0%                                                       $432,975,545
--------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements


Portfolio of Investments - March 31, 1998

MFS PENNSYLVANIA MUNICIPAL BOND FUND

Municipal Bonds - 97.1%

---------------------------------------------------------------------------------------
                                           Principal Amount
Issuer                                        (000 Omitted)                       Value
---------------------------------------------------------------------------------------
General Obligation - 10.7%
 Butler, PA, School District, FGIC, 5.375s, 2018     $  500                  $  507,190
 Chester County, PA, 5.65s, 2011                        500                     524,375
 Dauphin County, PA, General Authority Rev.,
  MBIA, 0s, 2020                                        240                      74,671
 Greene County, PA, 6s, 2010                            100                     103,173
 Lycoming County, PA, MBIA, 5.55s, 2012               1,000                   1,052,770
 Northeastern York County, PA, School District,
  FGIC, 0s, 2012                                        415                     209,679
 Oley Valley, PA, School District, AMBAC, 0s, 2011      810                     428,798
 Southeastern Area, PA, Special Schools Authority
  Rev., 0s, 2007                                     $  360                  $  230,508
 State of Pennsylvania, 6.25s, 2010                     300                     344,937
 Wilson, PA, School District, AMBAC, 0s, 2009         1,275                     750,899
                                                                             ----------
                                                                             $4,227,000
---------------------------------------------------------------------------------------
State and Local Appropriation - 0.8%
 Philadelphia, PA, Municipal Authority Rev.
  (Justice Lease), 8.625s, 2016                      $  285                  $  317,014
---------------------------------------------------------------------------------------
Refunded and Special Obligations - 18.5%
 Allegheny County, PA, Sanitation Authority, FGIC,
  0s, 2014                                           $2,835                  $1,235,493
 Beaver County, PA, "A", MBIA, 5.75s, 2006              250                     273,705
 Commonwealth of Puerto Rico, 6.35s, 2004             1,350                   1,527,457
 Northumberland County, PA, Lease,
  Commonwealth Correctional Facility, MBIA,
  0s, 2012                                            1,000                     494,980
 Philadelphia, PA, Gas Works Rev., 6s, 2013           1,645                   1,821,986
 Philadelphia, PA, Hospital & Higher Educational
  Facilities Authority, FHA, 7.25s, 2001                500                     556,070
 Puerto Rico Highways & Transportation Authority
  Rev., 6.5s, 2002                                      250                     276,807
 Schuylkill County, PA, Redevelopment Authority
  Rev., FGIC, 7s, 2007                                  300                     328,830
 Westmoreland County, PA, MBIA, ETM,
  5.25s, 2009                                           400                     420,060
 Westmoreland County, PA, FGIC, ETM, 0s, 2018         1,000                     354,460
                                                                             ----------
                                                                             $7,289,848
---------------------------------------------------------------------------------------
Airport and Port Revenue - 2.7%
 Allegheny County, PA, Airport Rev. (Pittsburgh
  International Airport), MBIA, 5.75s, 2014          $1,000                  $1,069,550
---------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 4.2%
 Luzerne County, PA, Industrial Development
  Authority, AMBAC, 7.2s, 2017                       $  500                  $  561,285
 Luzerne County, PA, Industrial Development
  Authority, 6.05s, 2019                                300                     312,768
 Philadelphia, PA, Gas Works Rev., 6.375s, 2014         750                     796,035
                                                                             ----------
                                                                             $1,670,088
---------------------------------------------------------------------------------------
Health Care Revenue - 10.2%
 Butler County, PA, Industrial Development
  Authority (Sherwood Oaks), 5.75s, 2011             $  400                  $  411,516
 Chester County, PA, Health & Education
  (Main Line), 5.5s, 2015                               335                     342,705
 Cumberland County, PA, Municipal Refunding
  (Carlisle Hospital), 6.8s, 2023                       500                     550,730
 Montgomery County, PA, Industrial Development
  Authority, Health Facilities Rev. (AHF/Ambler),
  8.5s, 2023                                            210                     236,149
 Pennsylvania Higher Education Rev., 5.7s, 2011         550                     582,945
 Philadelphia, PA, Health & Educational Facilities
  (Jeanes Health), 6.6s, 2010                           500                     552,415
 Philadelphia, PA, Health & Educational Facilities
  Authority (Temple University), 6.625s, 2023           250                     275,210
 Philadelphia, PA, Hospital & Higher Educational
  Facilities Authority (The Phil. Protestant Home
  Project A), 6.5s, 2027                                500                     509,475
 Scranton Lackawanna, PA, Health & Welfare
  (Allied Health), 7.125s, 2005                         500                     549,240
                                                                             ----------
                                                                             $4,010,385
---------------------------------------------------------------------------------------

                                                                        19 - MPA

----------------------------------------------------------------------------------------
                                           Principal Amount
Issuer                                        (000 Omitted)                        Value
----------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 6.3%
 Erie County, PA, Industrial Development Authority
  (International Paper Co.), 5.3s, 2012              $  500                  $   515,870
 Erie County, PA, Industrial Development Authority,
  Environmental Improvement (International Paper
  Co.), 7.625s, 2018                                    250                      291,840
 New Morgan, PA, Industrial Development
  Authority (Browning Ferris Co.), 6.5s, 2019           500                      543,885
 Northampton County, PA, Industrial Development
  Authority (Bethlehem Steel), 7.55s, 2017              750                      842,407
 Pennsylvania Economic Development Authority
  (MacMillan Bloedel), 7.6s, 2020                       250                      272,763
                                                                             -----------
                                                                             $ 2,466,765
----------------------------------------------------------------------------------------
Insured Health Care Revenue - 6.8%
 Allegheny County, PA, Hospital Authority (South
  Hills Health System), MBIA, 5.8s, 2016             $  500                  $   529,090
 Blair County, PA, Hospital Authority (Altoona),
  AMBAC, 5.5s, 2008                                     470                      500,851
 Dauphin County, PA, General Authority Hospital
  Rev. (Hapsco Project), MBIA, 5.8s, 2002               355                      374,987
 Lehigh County, PA, Hospital Rev. (Lehigh Valley),
  MBIA, 7s, 2016                                        250                      305,635
 Lycoming County, PA, Authority Hospital Rev.
  (Williamsport Hospital Obligation Group), Connie
  Lee, 5.375s, 2010                                     750                      784,867
 Sayre, PA, Health Care Facilities (VHA, PA),
  AMBAC, 6.375s, 2022                                   160                      171,208
                                                                             -----------
                                                                             $ 2,666,638
----------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 0.7%
 Montgomery County, PA, Redevelopment Authority
  (KBF Associates), 6.5s, 2025                       $  250                  $   259,128
----------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 4.0%
 Puerto Rico Highway & Transportation Authority,
  5.5s, 2008                                         $  500                  $   522,405
 Puerto Rico Highway & Transportation Authority,
  5.5s, 2013                                            500                      532,950
 Puerto Rico Highway & Transportation Authority,
  MBIA, 5.5s, 2015                                      500                      532,780
                                                                             -----------
                                                                             $ 1,588,135
----------------------------------------------------------------------------------------
Single Family Housing Revenue - 8.8%
 Pennsylvania Housing Finance Agency, FHA-VA,
  5.75s, 2013                                        $1,000                  $ 1,040,720
 Pennsylvania Housing Finance Agency,
  6.75s, 2014                                           500                      541,810
 Pennsylvania Housing Finance Agency, 6.4s, 2016        500                      534,785
 Pennsylvania Housing Finance Agency, 6.65s, 2021       250                      269,755
 Pennsylvania Housing Finance Agency, 6.125s, 2024      465                      487,952
 Philadelphia, PA, Redevelopment Authority,
  6.1s, 2010                                            200                      208,840
 Pittsburgh, PA, Urban Development Corp.,
  5.5s, 2010                                            400                      407,860
                                                                             -----------
                                                                             $ 3,491,722
----------------------------------------------------------------------------------------
Solid Waste Revenue - 3.9%
 Harrisburg, PA, 5.875s, 2021                        $1,000                  $ 1,029,230
 York County, PA, Solid Waste Systems Rev., FGIC,
  5.5s, 2011                                            485                      517,587
                                                                             -----------
                                                                             $ 1,546,817
----------------------------------------------------------------------------------------
Universities - 5.9%
 Cumberland County, PA, Municipal Authority
  (Messiah College), AMBAC, 5.125s, 2015             $  300                  $   300,135
 Pennsylvania Higher Education Facilities Authority
  Rev. (Thomas Jefferson University), 6s, 2019          625                      644,838
 Pennsylvania Higher Education Facilities Authority
  Rev. (University of Pennsylvania), 7s, 2008           400                      460,628
 Philadelphia, PA, Authority for Industrial
  Development (Girard Estate Facilities Leasing
  Project), 5.5s, 2014                                  880                      911,530
                                                                             -----------
                                                                             $ 2,317,131
----------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 7.1%
 Lancaster, PA, Sewer Authority, FGIC, 6.85s, 2011   $  250                  $   251,053
 Philadelphia, PA, Water Rev., MBIA, 6.25s, 2012      1,050                    1,206,208
 Philadelphia, PA, Water Rev., FSA, 5.75s, 2013         300                      316,029
 Philadelphia, PA, Water Rev., MBIA, 5.5s, 2014       1,000                    1,040,120
                                                                             -----------
                                                                             $ 2,813,410
----------------------------------------------------------------------------------------
Other - 6.5%
 Pennsylvania Convention Center Rev., 6.75s, 2019    $  250                  $   275,440
 Pennsylvania Finance Authority Rev., 6.6s, 2009        900                      984,510
 Pennsylvania Industrial Development Authority,
  AMBAC, 7s, 2007                                       300                      351,660
 Pennsylvania Industrial Development Authority,
  AMBAC, 5.8s, 2009                                     400                      437,668
 Philadelphia, PA, Industrial Development
  Authority, MBIA, 5.35s, 2012                          500                      517,270
                                                                             -----------
                                                                             $ 2,566,548
----------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $35,932,031)                         $38,300,179
----------------------------------------------------------------------------------------
Floating Rate Demand Note - 1.5%
----------------------------------------------------------------------------------------
 Allegheny County, PA, Hospital Development
  Authority Rev. (Aces Presbyterian Hospital), due
  3/01/20, at Identified Cost                        $  600                  $   600,000
----------------------------------------------------------------------------------------
Total Investments (Identified Cost, $36,532,031)                             $38,900,179
Other Assets, Less Liabilities - 1.4%                                            568,211
----------------------------------------------------------------------------------------
Net assets - 100.0%                                                          $39,468,390
----------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements


20 - MPA

Portfolio of Investments - March 31, 1998

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

Municipal Bonds - 97.4%

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
General Obligation - 5.9%
 Charleston County, SC, 5.5s, 2014                     $1,250              $ 1,304,275
 Commonwealth of Puerto Rico, 6.5s, 2013                3,300                3,881,394
 Commonwealth of Puerto Rico, 6.5s, 2023                2,000                2,279,260
 Richland County, SC, School District No. 1,
  5s, 2016                                              1,975                1,977,034
 State of South Carolina, Highway Rev.,
  4.5s, 2021[sec][sec]                                  1,090                1,000,675
                                                                           -----------
                                                                           $10,442,638
--------------------------------------------------------------------------------------
State and Local Appropriation - 4.5%
 Berkeley County, SC, School District, AMBAC,
  6.3s, 2016                                           $1,800              $ 1,964,592
 Greenville County, SC, Certificates of Participation
  (Greenville Technical College), AMBAC, 5.9s, 2019       850                  896,240
 Hilton Head Island, SC, Public Finance Corp.,
  Certificates of Participation, AMBAC, 5.75s, 2014     1,750                1,863,190
 Lexington County, SC, School District No. 1,
  Certificates of Participation (Gilbert Middle
  School), MBIA, 6.65s, 2012                            1,000                1,071,870
 Puerto Rico Public Buildings Authority, 5.7s, 2009     1,000                1,094,400
 Puerto Rico Public Buildings Authority, 5.5s, 2021     1,000                1,058,400
                                                                           -----------
                                                                           $ 7,948,692
--------------------------------------------------------------------------------------
Refunded and Special Obligations - 16.8%
 Calhoun, SC, Solid Waste Disposal Rev.
  (Eastman Kodak), 6.75s, 2017                         $1,000              $ 1,190,240
 Charleston County, SC, Certificates of
  Participation (Charlestown Public Facilities
  Corp.), MBIA, 7.1s, 2001                              2,000                2,211,220
 Charleston County, SC (Alumax Project), 6.5s, 2001     1,315                1,428,669
 Columbia, SC, Waterworks & Sewer Rev., 0s, 2004        1,500                1,169,595
 Columbia, SC, Waterworks & Sewer Rev., 0s, 2006        2,045                1,451,766
 Commonwealth of Puerto Rico, Public
  Improvement Rev., 6.8s, 2002                            425                  475,499
 Myrtle Beach, SC, Water & Sewer Rev., MBIA,
  6s, 2000                                              1,750                1,815,327
 Myrtle Beach, SC, Public Finance Corp.,
  Certificates of Participation (Convention Center),
  6.875s, 2002                                          2,500                2,799,200
 Puerto Rico Aqueduct & Sewer Authority Rev.,
  9s, 2005                                                750                  951,923
 Puerto Rico Highway & Transportation Authority,
  Highway Rev., 6.625s, 2002                              300                  333,618
 Richland County, SC, Certificates of Participation,
  FGIC, 0s, 2005                                        1,160                  856,880
 Richland County, SC, Certificates of Participation,
  FGIC, 0s, 2006                                        1,160                  819,842
 Richland County, SC, Certificates of Participation,
  FGIC, 0s, 2007                                        1,160                  781,016
 South Carolina Jobs Economic Development
  Authority (Carolina Hospital System Project),
  7.55s, 2002                                           2,000                2,300,420
 South Carolina Public Service Authority (Santee
  Cooper), 6.625s, 2002                                 4,000                4,448,520
 South Carolina Public Service Authority, "C"
  (Santee Cooper), 7.1s, 2001                           1,220                1,351,406
 Spartanburg, SC, Waterworks Rev., FGIC, 6.05s, 2006    2,750                3,068,064
 Williamsburg County, SC, School District Public
  Facilities Corp., Certificates of Participation,
  7.5s, 2003                                              175                  203,549
 Williamsburg County, SC, School District Public
  Facilities Corp., Certificates of Participation,
  7.5s, 2003                                              190                  220,996
 Williamsburg County, SC, School District Public
  Facilities Corp., Certificates of Participation,
  7.5s, 2003                                           $  205              $   238,444
 Williamsburg County, SC, School District Public
  Facilities Corp., Certificates of Participation,
  7.5s, 2003                                              220                  255,891
 Williamsburg County, SC, School District Public
  Facilities Corp., Certificates of Participation,
  7.5s, 2003                                              270                  314,048
 Williamsburg County, SC, School District Public
  Facilities Corp., Certificates of Participation,
  7.5s, 2003                                              315                  366,389
 Williamsburg County, SC, School District Public
  Facilities Corp., Certificates of Participation,
  7.5s, 2003                                              635                  738,594
                                                                           -----------
                                                                           $29,791,116
--------------------------------------------------------------------------------------
Airport and Port Revenue - 1.9%
 Horry County, SC, Airport Rev., "A", FSA,
  5.7s, 2027                                           $2,250              $ 2,345,738
 Richland Lexington, SC, Airport Rev.
  (Columbia Airport), "A", AMBAC, 5.7s, 2026            1,000                1,034,850
                                                                           -----------
                                                                           $ 3,380,588
--------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 16.2%
 Camden, SC, Public Utility Rev., Refunding &
  Improvement, MBIA, 5.5s, 2017                        $1,500              $ 1,561,815
 Colleton & Dorchester Counties, SC, Pollution
  Control Rev., 6.6s, 2014                              3,000                3,270,150
 Fairfield County, SC, Pollution Control Rev. (South
  Carolina Electric Co.), 6.5s, 2014                    1,250                1,364,462
 Oconee County, SC, Pollution Control Rev. (Duke
  Power Co.), 7.5s, 2017                                1,000                1,057,080
 Piedmont, SC, Municipal Power Agency, FGIC,
  6.25s, 2021                                           4,600                5,280,708
 Piedmont, SC, Municipal Power Agency, MBIA,
  4s, 2023                                              7,000                5,744,340
 Puerto Rico Electric Power Authority Rev., MBIA,
  6.125s, 2008                                          1,025                1,160,044
 South Carolina Public Service Authority, MBIA,
  8.262s, 2013[dbldag][dbldag]                          3,000                3,218,340
 South Carolina Public Service Authority, FGIC,
  5.875s, 2023                                          2,000                2,127,820
 South Carolina Public Service Authority, "B",
  AMBAC, 5.5s, 2023                                     1,000                1,026,760
 South Carolina Public Service Authority (South
  Carolina Electric & Gas), AMBAC, 5s, 2019             3,000                2,924,100
                                                                           -----------
                                                                           $28,735,619
--------------------------------------------------------------------------------------
Health Care Revenue - 9.6%
 Greenville County, SC, First Mortgage Rev.
  (Chestnut Hill), 10.125s, 2016                       $1,860              $ 1,873,950
 Greenville Hospital System, SC, Hospital Facilities
  Rev., 6s, 2020                                        5,400                5,971,374
 Greenville Hospital System, SC, Hospital Facilities
  Rev., 5.25s, 2023                                     1,500                1,502,715
 Greenville Hospital System, SC, Hospital Facilities
  Rev., "A", 5.25s, 2017                                2,785                2,807,419
 Horry County, SC, Hospital Facilities Rev. (Conway
  Hospital), 6.75s, 2012                                4,500                4,861,080
                                                                           -----------
                                                                           $17,016,538
--------------------------------------------------------------------------------------

                                                                        21 - MSC

--------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                     Value
--------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 10.8%
 Chester County, SC, Industrial Development Rev.
  (Springs Industries, Inc), 7.35s, 2014              $1,000              $  1,092,640
 Chester County, SC, Industrial Development Rev.
  (Springs Industries, Inc.), 7.8s, 2014               1,025                 1,114,400
 Darlington County, SC, Industrial Development
  Rev. (Nucor Corp.), 5.75s, 2023                      2,000                 2,073,520
 Darlington County, SC, Industrial Development
  Rev. (Sonoco Products Co.), 6.125s, 2025             1,500                 1,593,600
 Fairfield County, SC, Industrial Development Rev.
  (Rite Aid, Inc.), 7.9s, 2016                         2,890                 2,949,245
 Florence County, SC, Industrial Development Rev.
  (Stone Container Corp.), 7.375s, 2007                  865                   939,944
 Greenville County, SC, Industrial Development
  Rev. (Kroger Co.), 7.85s, 2015                         500                   573,205
 Lexington County, SC, Industrial Rev. (J. B. White
  & Co.), 8s, 2005                                       545                   594,121
 Richland County, SC, Pollution Control Rev.
  (Union Camp Corp.), 6.55s, 2020                      1,800                 1,953,162
 Richland County, SC, Pollution Control Rev.
  (Union Camp Corp.), 6.75s, 2022                      2,000                 2,174,020
 York City, SC, Industrial Development Rev.
  (Hoechst Celanese), 5.7s, 2024                       4,000                 4,102,840
                                                                          ------------
                                                                          $ 19,160,697
--------------------------------------------------------------------------------------
Insured Health Care Revenue - 6.5%
 Charleston County, SC, Hospital Facilities Rev.
  (Medical Society Health Project), MBIA, 5s, 2022    $2,450              $  2,359,766
 Lexington County, SC, Hospital Rev., FSA,
  5.5s, 2006                                           2,180                 2,330,900
 Lexington County, SC, Hospital Rev., FSA,
  5.125s, 2021                                         1,500                 1,482,870
 South Carolina Jobs Economic Development
  Authority, Hospital Facilities Rev. (Anderson Area
  Medical Center), MBIA, 5.25s, 2015                   1,750                 1,771,823
 Spartanburg County, SC, Health Service Rev.,
  AMBAC, 5.3s, 2025                                    1,000                 1,000,860
 Spartanburg County, SC, Hospital Facilities Rev.,
  Health Services District, Inc., AMBAC, 5.3s, 2020    2,500                 2,511,075
                                                                          ------------
                                                                          $ 11,457,294
--------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 2.5%
 South Carolina Housing Finance & Development
  Authority (Fairway Apartments), FHA,
  7.625s, 2033                                        $1,935              $  2,046,417
 South Carolina Housing, Finance & Development
  Authority (Hunting Ridge Apartments), 6.75s, 2025    1,000                 1,070,050
 South Carolina Housing, Finance & Development
  Authority (Runaway Bay Apartments), 6.125s, 2015     1,300                 1,352,936
                                                                          ------------
                                                                          $  4,469,403
--------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.8%
 Puerto Rico Highway & Transportation Authority
  Rev., 5.5s, 2013                                    $1,000              $  1,065,900
 Puerto Rico Highway & Transportation Authority
  Rev., 5.5s, 2036                                     2,000                 2,084,320
                                                                          ------------
                                                                          $  3,150,220
--------------------------------------------------------------------------------------
Single Family Housing Revenue - 0.1%
 South Carolina Housing, Finance & Development
  Authority Rev., 8.6s, 2019                          $   80              $     81,849
--------------------------------------------------------------------------------------
Solid Waste Revenue - 1.2%
 Orangeburg County, SC, Solid Waste Disposal
  Facilities Rev., AMBAC, 5.7s, 2024                  $2,000              $  2,052,080
--------------------------------------------------------------------------------------
Universities - 1.0%
 Coastal Carolina University, SC, MBIA,
  6.875s, 2026                                        $1,000              $  1,140,430
 University of South Carolina, University Rev.,
  MBIA, 5.75s, 2026                                      515                   541,265
                                                                          ------------
                                                                          $  1,681,695
--------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 18.6%
 Charleston County, SC, Waterworks & Sewer
  Rev., 6s, 2012                                      $2,000              $  2,133,140
 Charleston, SC, Waterworks & Sewer Rev.,
  6s, 2018                                             1,500                 1,599,330
 Charleston, SC, Waterworks & Sewer Rev., MBIA,
  5s, 2022                                             3,150                 3,077,266
 Columbia, SC, Waterworks & Sewer Rev., 0s, 2005       2,245                 1,682,964
 Columbia, SC, Waterworks & Sewer Rev., 0s, 2006       9,330                 6,680,747
 Columbia, SC, Waterworks & Sewer Rev.,
  5.375s, 2012                                         3,500                 3,693,410
 Edgefield County, SC, Waterworks & Sewer Rev.,
  FGIC, 5s, 2028                                       1,000                   967,090
 Greenville, SC, Waterworks Rev., 5.5s, 2022           1,000                 1,032,480
 Laurens County, SC, Water & Sewer Commission,
  Sewer System Rev., 5.5s, 2014                        1,080                 1,094,699
 Myrtle Beach, SC, Water & Sewer Rev., MBIA,
  5.5s, 2013                                           1,000                 1,038,270
 South Carolina Water Resources Authority Rev.
  (Local Government Program), 7.25s, 2020              3,000                 3,203,610
 Spartanburg, SC, Waterworks Rev., FGIC, 5s, 2013      1,000                 1,003,780
 Spartanburg, SC, Waterworks Rev., FGIC, 5s, 2014      1,000                   999,530
 Western Carolina Regional Sewer Authority Rev.,
  AMBAC, 0s, 2007                                      4,000                 2,676,160
 York County, SC, Water & Sewer Rev., 6.5s, 2025       2,000                 2,077,880
                                                                          ------------
                                                                          $ 32,960,356
--------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $157,550,405)
--------------------------------------------------------------------------------------
                                                                          $172,328,785
--------------------------------------------------------------------------------------
Floating Rate Demand Notes - 1.3%
--------------------------------------------------------------------------------------
 Burke County, GA, Development Authority
  Pollution, Pollution Control Rev.
  (Georgia Power Co.), due 9/01/25                    $  100              $    100,000
 Harris County, TX, Hospital Rev.
  (Methodist Hospital), due 12/01/25                     600                   600,000
 Harris County, TX, Industrial Development Rev.
  (Shell Oil), due 4/01/27                             1,500                 1,500,000
 Lincoln County, WY, Pollution Control Rev. (Exxon),
  due 11/01/14                                           100                   100,000
--------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost
--------------------------------------------------------------------------------------
                                                                          $  2,300,000
                                                                          ------------
Total Investments (Identified Cost, $159,850,405)                         $174,628,785

Other Assets, Less Liabilities - 1.3%
--------------------------------------------------------------------------------------
                                                                             2,277,669
                                                                          ------------
Net assets - 100.0%
--------------------------------------------------------------------------------------
                                                                          $176,906,454
                                                                          ------------
See portfolio footnotes and notes to financial statements

22 - MSC

Portfolio of Investments - March 31, 1998

MFS TENNESSEE MUNICIPAL BOND FUND

Municipal Bonds - 98.5%

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
General Obligation - 14.2%
 Commonwealth of Puerto Rico, 5.375s, 2025             $1,640              $ 1,654,465
 Commonwealth of Puerto Rico, 5.4s, 2025                3,000                3,045,540
 Johnson City, TN, FGIC, 0s, 2012                       1,690                  858,672
 Knoxville, TN, Public Improvement, 5.25s, 2015         1,000                1,018,960
 Metropolitan Government of Nashville & Davidson
  County, TN, 6.125s, 2014                              1,000                1,090,860
 Metropolitan Government of Nashville & Davidson
  County, TN, 6.125s, 2019                              1,255                1,369,029
 Metropolitan Government of Nashville & Davidson
  County, TN, 5.125s, 2025                              2,000                1,978,560
 Rutherford County, TN, 0s, 2015                        1,500                  597,390
 Shelby County, TN, 0s, 2009                            1,000                  579,750
 Shelby County, TN, 0s, 2012                            3,000                1,491,360
 Shelby County, TN, Capital Appreciation
  Refunding, "B", 0s, 2013                              3,960                1,830,668
 Shelby County, TN, Public Improvement, "B",
  5.75s, 2021                                           1,000                1,095,550
 State of Tennessee, "A", 5s, 2016                      1,000                  997,520
 Territory of Virgin Islands, 7.75s, 2006                 365                  402,464
                                                                           -----------
                                                                           $18,010,788
--------------------------------------------------------------------------------------
State and Local Appropriation - 1.7%
 Gatlinburg, TN, Public Building Authority
  (Gatlinburg Convention Center), AMBAC,
  6.9s, 2012                                           $1,000              $ 1,104,960
 Puerto Rico Public Buildings Authority, 5.5s, 2021     1,000                1,058,400
                                                                           -----------
                                                                           $ 2,163,360
--------------------------------------------------------------------------------------
Refunded and Special Obligations - 12.7%
 Bristol, TN, Health & Educational Facilities Board
  (Bristol Memorial), FGIC, 7s, 2001                   $  500              $   548,270
 Gladeville, TN, Utility District, Waterworks Rev.,
  FGIC, 7.4s, 2000                                        500                  539,360
 Knox County, TN, Health, Education & Housing
  Facilities Board (Baptist East), 8.5s, 2004           1,045                1,112,507
 Knox County, TN, Industrial Development Board,
  0s, 2016                                              5,825                2,269,187
 Memphis, TN, Electric Systems Rev., 6.75s, 2000        1,500                1,596,705
 Metropolitan Government of Nashville & Davidson
  County, TN, Health & Education Facility Board
  Rev., 0s, 2021                                        5,995                1,749,401
 Mt. Juliet, TN, Public Building Authority
  (Madison), MBIA, 7.7s, 2004                           1,100                1,383,426
 Mt. Juliet, TN, Public Building Authority
  (Madison), MBIA, 7.8s, 2004                           3,500                4,419,730
 New Tazewell, TN, Health, Educational & Housing
  Facilities Board (Lincoln), 7.25s, 2005               2,000                2,053,500
 Wilson County, TN, Water & Wastewater
  Authority, 8s, 1999                                     500                  528,730
                                                                           -----------
                                                                           $16,200,816
--------------------------------------------------------------------------------------
Airport and Port Revenue - 0.8%
 Memphis-Shelby County, TN, Airport Authority
  (North West Link & Parent Co.), 6.125s, 2016         $1,000              $ 1,015,750
--------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 6.3%
 Bolivar, TN, Electric Systems Rev., MBIA,
  5.25s, 2016                                          $  730              $   741,322
 Jackson, TN, Electric Systems Rev., MBIA,
  5s, 2018                                              1,000                  994,880
 Lawrenceburg, TN, Electric Rev., MBIA, 5.5s, 2026      1,255                1,291,533
 Metropolitan Government of Nashville & Davidson
  County, TN, MBIA, 0s, 2009                            3,250                1,930,792
 Metropolitan Government of Nashville & Davidson
  County, TN, MBIA, 0s, 2010                           $2,480              $ 1,389,470
 Metropolitan Government of Nashville & Davidson
  County, TN, MBIA, 0s, 2012                            3,305                1,653,128
                                                                           -----------
                                                                           $ 8,001,125
--------------------------------------------------------------------------------------
Health Care Revenue - 2.5%
 Cookeville, TN, Industrial Development Board,
  Hospital Rev. (Cookeville General), 5.75s, 2010      $2,000              $ 2,091,840
 Knox County, TN, Health, Education & Housing
  Facilities Board (East Tennessee Children's),
  6.5s, 2012                                            1,000                1,082,480
                                                                           -----------
                                                                           $ 3,174,320
--------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 12.0%
 Bristol, TN, Industrial Development Authority
  (Kmart Corp.), 7.5s, 2008                            $1,105              $ 1,213,743
 Hardeman County, TN (Correctional Facilities
  Corp.), 7.75s, 2017                                   1,000                1,114,960
 Hardeman County, TN (Corrections Corp. of
  America), 7.375s, 2017                                  500                  542,510
 Humphreys County, TN, Certificates of
  Participation (DuPont), 6.7s, 2024                    1,750                1,934,713
 Knox County, TN, Industrial Development Board
  (Kroger Co.), 8.1s, 2003                              2,000                2,268,820
 Lawrenceburg, TN, Industrial Development Board
  (Tridon, Inc.), 9.625s, 2006                          1,000                1,060,580
 McMinn County, TN, Industrial Development
  Board, Pollution Control Rev. (Bowater),
  7.625s, 2016                                          1,000                1,090,400
 Memphis-Shelby County, TN, Airport Authority
  (Federal Express Corp.), 7.875s, 2009                 2,755                3,089,677
 Memphis-Shelby County, TN, Airport Authority
  (Federal Express Corp.), 6.2s, 2014                   1,000                1,061,470
 Metropolitan Government of Nashville & Davidson
  County, TN (Wilson Sporting), 7.75s, 2014             1,000                1,077,110
 Puerto Rico Industrial, Medical & Environmental
  Pollution Control Facilities, Finance Authority
  Rev. (Baxter Travenol Laboratories), 8s, 2012           750                  784,658
                                                                           -----------
                                                                           $15,238,641
--------------------------------------------------------------------------------------
Insured Health Care Revenue - 9.1%
 Bristol, TN, Health & Educational Facilities Board
  (Bristol Memorial), FGIC, 8.87s, 2021                $2,825              $ 2,935,429
 Johnson City, TN, Health & Education Financing
  Authority (Johnson City Medical Center
  Hospital), MBIA, 5.25s, 2016                          1,375                1,383,223
 Knox County, TN, Health, Education & Housing
  Facilities Board (Fort Sanders), MBIA, 5.75s, 2014    3,250                3,553,842
 Metropolitan Government of Nashville & Davidson
  County, TN, Health & Education (Meharry
  Medical College), AMBAC, 5s, 2024                     3,750                3,669,300
                                                                           -----------
                                                                           $11,541,794
--------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 5.7%
 Franklin, TN, Industrial Development (Landings
  Apartments), FSA, 6s, 2026                           $1,000              $ 1,045,900
 Franklin, TN, Industrial Development Rev. (Sussex
  Downs), FHA, 6.75s, 2027                              1,000                1,084,550
 Jackson, TN, Health, Education & Housing
  Facilities Board (Posthouse Apartments), FHA,
  7.1s, 2028                                            1,610                1,726,468

                                                                        23 - MTN

--------------------------------------------------------------------------------------------
                                               Principal Amount
Issuer                                            (000 Omitted)                        Value
--------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - continued
 Metropolitan Government of Nashville & Davidson
  County, TN, Health & Education Facility Board
  Rev. (Herman Street), FHA, 7.25s, 2032                 $  495                 $    531,036
 Metropolitan Government of Nashville & Davidson
  County, TN, Industrial Development Board, FHA,
  6.95s, 2026                                             1,000                    1,073,460
 Metropolitan Government of Nashville & Davidson
  County, TN, Industrial Development Board, FHA,
  7.5s, 2029                                                695                      729,722
 Metropolitan Government of Nashville & Davidson
  County, TN, Industrial Development Board, FHA,
  7.7s, 2029                                              1,000                    1,046,630
                                                                                ------------
                                                                                $  7,237,766
--------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.7%
 Puerto Rico Highway & Transportation Authority,
  MBIA, 5.5s, 2015                                       $1,000                 $  1,065,560
 Tennessee Local Development Authority Rev.,
  Community Provider Loan, 7s, 2021                       1,000                    1,102,900
                                                                                ------------
                                                                                $  2,168,460
--------------------------------------------------------------------------------------------
Single Family Housing Revenue - 5.9%
 Shelby County, TN, Single Family Mortgage Rev.,
  FHA, 0s, 2015                                          $6,480                 $  1,147,738
 Tennessee Housing Development Agency, 0s, 2006           3,955                    2,722,582
 Tennessee Housing Development Agency, 0s, 2016           5,000                    1,821,350
 Tennessee Housing Development Agency,
  7.375s, 2023                                            1,000                    1,054,240
 Tennessee Housing Development Agency,
  7.125s, 2026                                              670                      729,074
                                                                                ------------
                                                                                $  7,474,984
--------------------------------------------------------------------------------------------
Universities - 4.8%
 Jackson, TN, Health, Educational & Housing
  Facilities Board (Lambuth University), Asset
  Guaranty, 5.9s, 2015                                   $1,000                 $  1,051,790
 Metropolitan Government of Nashville & Davidson
  County, TN, Health, Educational & Housing
  Facilities Board (Vanderbilt University),
  5.25s, 2012                                             1,000                    1,034,780
 Metropolitan Government of Nashville & Davidson
  County, TN, Health, Educational & Housing
  Facilities Board (Vanderbilt University), 5.3s, 2013    1,875                    1,943,325
 Metropolitan Government of Nashville & Davidson
  County, TN, Health, Educational & Housing
  Facilities Board (Vanderbilt University),
  5.375s, 2014                                            1,000                    1,041,110
 Metropolitian Government of Nashville &
  Davidson County, TN, Health, Educational &
  Housing Facilities Board (Vanderbilt University),
  7.625s, 2016                                            1,000                    1,022,970
                                                                                ------------
                                                                                $  6,093,975
--------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 21.1%
 Clarksville, TN, Water, Sewer & Gas, MBIA,
  5.25s, 2018                                            $1,000                 $  1,008,550
 Madison, TN, Utility Waterworks Refunding,
  MBIA, 5s, 2019                                          2,750                    2,728,770
 Metropolitan Government of Nashville & Davidson
  County, TN, Water & Sewer Rev., FGIC, 5.2s, 2013        2,000                    2,094,140
 Metropolitan Government of Nashville & Davidson
  County, TN, Water & Sewer Rev., FGIC, 5.1s, 2016        2,565                    2,549,713
 Metropolitan Government of Nashville & Davidson
  County, TN, Water & Sewer Rev., AMBAC,
  6.075s, 2022                                            2,000                    2,162,680
 Metropolitan Government of Nashville & Davidson
  County, TN, Water & Sewer Rev., AMBAC,
  8.418s, 2022[dbldag][dbldag]                            1,000                    1,161,000
 Mt. Juliet, TN, Public Building Authority
  (Cumberland), 7.55s, 2024                               1,190                    1,241,289
 Mt. Juliet, TN, Public Building Authority
  (Hermitage), MBIA, 7.5s, 2009                             300                      314,043
 Mt. Juliet, TN, Public Building Authority (Milcroft),
  7.55s, 2024                                             2,005                    2,091,415
 Mt. Juliet, TN, Public Building Authority (New
  Market), 8.375s, 2024                                     555                      582,595
 Mt. Juliet, TN, Public Building Authority (Tipton),
  7.5s, 2004                                                305                      318,100
 Poplar Grove, TN, Utility District, Waterworks
  Rev., 6.375s, 2011                                        500                      531,885
 Puerto Rico Aqueduct & Sewer Rev., 6.25s, 2012           1,000                    1,135,910
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2002                                    1,315                    1,078,458
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2003                                    1,045                      819,050
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2004                                    1,920                    1,436,774
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2005                                    1,920                    1,370,438
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2006                                    1,920                    1,305,888
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2007                                    1,920                    1,243,162
 White House Utility District, TN, Robertson &
  Sumner Counties Waterworks, FGIC, 0s, 2014              3,590                    1,637,650
                                                                                ------------
                                                                                $ 26,811,510
--------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $114,647,643)                           $125,133,289
--------------------------------------------------------------------------------------------

Floating Rate Demand Note - 0.2%
--------------------------------------------------------------------------------------------
 Harris County, TX, Hospital Rev. (Methodist
  Hospital), due 12/01/25, at Identified Cost            $  300                 $    300,000
--------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $114,947,643)                               $125,433,289

Other Assets, Less Liabilities - 1.3%                                              1,635,750
--------------------------------------------------------------------------------------------
Net assets - 100.0%                                                             $127,069,039
--------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements

24 - MTN

Portfolio of Investments - March 31, 1998

MFS VIRGINIA MUNICIPAL BOND FUND

Municipal Bonds - 98.3%




--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
General Obligation - 9.9%
 Bristol, VA, MBIA, 5.3s, 2018                         $1,250              $ 1,258,362
 Chesapeake, VA, Public Improvement, 5.375s, 2013       3,500                3,623,620
 Commonwealth of Puerto Rico, 5.5s, 2013                2,000                2,140,740
 Lebanon, VA, 6.375s, 2011                              1,625                1,737,710
 Loudoun County, VA, 5s, 2016                           1,000                  989,210
 Richmond, VA, 0s, 2006                                 1,000                  704,380
 Richmond, VA, 0s, 2006                                 2,500                1,760,950
 Richmond, VA, 6.5s, 2006                               2,000                2,145,800
 Richmond, VA, 0s, 2007                                 5,280                3,534,590
 Richmond, VA, 0s, 2008                                 2,000                1,275,540
 Richmond, VA, 0s, 2008                                 5,270                3,361,048
 Richmond, VA, 0s, 2009                                 5,175                3,135,947
 Richmond, VA, 5.5s, 2009                               5,000                5,368,150
 Spotsylvania County, VA, FGIC, 6s, 2009                4,270                4,809,173
 State of Virginia (Higher Educational Institute),
  0s, 1998                                              1,295                1,287,321
 State of Virginia (Higher Educational Institute),
  0s, 1999                                              1,300                1,246,674
 Virginia Public School Authority, 6.5s, 2013           1,875                2,094,281
                                                                           -----------
                                                                           $40,473,496
--------------------------------------------------------------------------------------
State and Local Appropriation - 12.6%
 Blue Ridge, VA, Regional Jail Authority, MBIA,
  5.2s, 2021                                           $4,830              $ 4,827,778
 Chesapeake, VA, Industrial Development Authority
  (Chesapeake Court House), MBIA, 6.25s, 2011           3,985                4,503,249
 Chesapeake, VA, Industrial Development Authority
  (Chesapeake Court House), 5.25s, 2017                 2,000                2,027,740
 Chesterfield County, VA, Industrial Development
  Authority, Public Facilities, 7.5s, 2008              1,720                1,906,637
 Henrico County, VA, Industrial Development
  Authority, Lease Rev., 6.5s, 2010                     5,000                5,646,950
 Puerto Rico Public Buildings Authority, 5.25s, 2021    3,075                3,074,754
 Puerto Rico Public Buildings Authority, 5s, 2027       5,500                5,328,235
 Virginia Biotechnology Research Park (Biotech
  Two), 5.25s, 2018                                     8,800                8,958,224
 Virginia Public Building Authority, MBIA, 0s, 2007    13,305                8,736,329
 Virginia Public Building Authority, MBIA, 0s, 2008    10,650                6,651,671
                                                                           -----------
                                                                           $51,661,567
--------------------------------------------------------------------------------------
Refunded and Special Obligations - 9.2%
 Arlington County, VA, Industrial Development
  Authority (Arlington Hospital), 7.125s, 2001         $4,450              $ 4,951,693
 Carroll County, VA, Solid Waste Authority Rev.,
  7.5s, 2001                                            2,265                2,543,278
 Fairfax County, VA, Redevelopment & Housing
  Authority (Little River Glen), 8.95s, 1999            3,755                4,041,920
 Henrico County, VA, Industrial Development
  Authority (St. Mary's Hospital), 7.5s, 2000             750                  820,530
 New Kent County, VA, Industrial Development
  Authority, Public Facilities, 7.5s, 2011                700                  783,454
 Newport News, VA, 6.5s, 2000                             875                  942,716
 Newport News, VA, 6.5s, 2000                           2,205                2,375,645
 Portsmouth, VA, 6.9s, 2000                             1,500                1,621,260
 Portsmouth, VA, 6.375s, 2001                           1,555                1,688,512
 Puerto Rico Aqueduct & Sewer Authority Rev.,
  9s, 2005                                              4,150                5,267,304
 Puerto Rico Aqueduct & Sewer Authority Rev.,
  10.25s, 2009                                            400                  553,164
 Roanoke, VA, Industrial Development Authority,
  Hospital Rev. (Roanoke Memorial), 7.25s, 2000         1,750                1,902,793
 Roanoke, VA, Industrial Development Authority,
  Hospital Rev. (Roanoke Memorial), 7.5s, 2000          1,245                1,358,905
 Suffolk, VA, Industrial Development Authority
  (Louise Obici Memorial Hospital), 7.875s, 2005       $1,560              $ 1,637,610
 Virginia Beach, VA, Certificates of Participation
  (Judical Center Project), FGIC, 7.25s, 2000           4,955                5,411,455
 Virginia Beach, VA, Water & Sewer Rev.,
  6.625s, 2002                                          1,400                1,542,660
                                                                           -----------
                                                                           $37,442,899
--------------------------------------------------------------------------------------
Airport and Port Revenue - 7.8%
 Metropolitan Washington, DC, Airport Rev.,
  7.6s, 2014                                           $5,030              $ 5,482,800
 Metropolitan Washington, DC, Airport Rev.,
  5.5s, 2016                                            2,465                2,521,005
 Metropolitan Washington, DC, Airport Rev.,
  5.75s, 2020                                          11,000               11,485,320
 Metropolitan Washington, DC, Airport Rev., "A",
  6.625s, 2019                                          1,000                1,093,860
 Peninsula Airport Commission, VA, 7.3s, 2021           2,400                2,647,320
 Puerto Rico Ports Authority (American Airlines),
  6.3s, 2023                                            2,000                2,136,820
 Puerto Rico Ports Authority (American Airlines),
  6.25s, 2026                                           6,000                6,510,660
                                                                           -----------
                                                                           $31,877,785
--------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 3.1%
 Halifax County, VA, Industrial Authority Rev.
  (Old Dominion Electric), 6s, 2022                    $5,000              $ 5,161,200
 Pittsylvania County, VA, Industrial Development
  Authority Rev., 7.5s, 2014                            4,000                4,411,880
 Puerto Rico Electric Power Authority, 6s, 2015         3,000                3,235,530
                                                                           -----------
                                                                           $12,808,610
--------------------------------------------------------------------------------------
Health Care Revenue - 1.5%
 Albemarle County, VA, Industrial Development
  Authority Health Services Rev., 6.5s, 2022           $1,000              $ 1,077,840
 Fairfax, Fauquier & Loudoun Counties, VA, Health
  Center Commission, Nursing Home Rev., 9s, 2020        1,865                2,018,862
 Martinsville, VA, Industrial Development Authority,
  6.75s, 2004                                           1,230                1,255,892
 Peninsula Ports, VA, Health Care Rev. (Riverside
  Health System), 6.625s, 2010                          1,500                1,644,735
                                                                           -----------
                                                                           $ 5,997,329
--------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 6.4%
 Bedford County, VA, Industrial Development
  Authority Rev. (Georgia Pacific Corp.), 5.6s, 2025   $4,500              $ 4,524,930
 Halifax, VA, Industrial Development Authority
  (Tandy Corp.), 8.25s, 2008                            3,500                3,672,725
 Isle Wight County, VA, Industrial Development
  (Union Camp), 6.55s, 2024                             8,000                8,805,760
 Isle Wight County, VA, Industrial Development
  (Union Camp), 6.1s, 2027                              3,500                3,673,845
 Lynchburg, VA, Industrial Development Authority
  (Kroger Co.), 7.9s, 2011                              1,000                1,130,330
 Virginia Beach, VA, Development Authority
  (Beverly Enterprises), 10s, 2010                      1,265                1,395,535
 West Point, VA, Industrial Development Authority,
  Solid Waste Disposal Rev. (Chesapeake Corp.
  Project), 6.375s, 2019                                2,600                2,809,482
                                                                           -----------
                                                                           $26,012,607
--------------------------------------------------------------------------------------

                                                                        25 - MVA

-----------------------------------------------------------------------------------------------
                                                     Principal Amount
Issuer                                                  (000 Omitted)                     Value
-----------------------------------------------------------------------------------------------
Insured Health Care Revenue - 9.6%
 Albemarle County, VA, Industrial Development
  Authority, First Mortgage Rev., FHA, 8.9s, 2026              $2,150              $  2,375,492
 Fredericksburg, VA, Industrial Development
  (Medicorp Health Systems), AMBAC, 5.25s, 2023                12,900                12,811,377
 Front Royal-Warren County, VA, Industrial
  Development Authority, FHA, 9.45s, 2024                       1,000                 1,084,710
 Hanover County, VA, Industrial Development
  Authority, MBIA, 6s, 2009                                     1,550                 1,732,544
 Hanover County, VA, Industrial Development
  Authority (Memorial Regional Medical Center),
  MBIA, 6.5s, 2008                                              1,000                 1,158,420
 Hanover County, VA, Industrial Development
  Authority (Memorial Regional Medical Center),
  MBIA, 6.5s, 2009                                              1,510                 1,753,925
 Henrico County, VA, Industrial Development
  Authority Rev. (Bon Secours Health), MBIA,
  6.25s, 2020                                                   1,500                 1,739,835
 Peninsula Ports Authority, VA, Hospital Facilities
  Rev. (Whittaker Memorial), FHA, 8.7s, 2023                    2,100                 2,147,460
 Prince William County, VA, Industrial Development
  Authority, Hospital Rev. (Potomac Hospital
  Corp.), FSA, 5s, 2025                                         1,500                 1,452,345
 Roanoke, VA, Industrial Development Authority,
  Hospital Rev. (Roanoke Memorial), MBIA, 6.125s, 2017          6,000                 6,795,960
 Winchester, VA, Industrial Development Authority,
  RIBS, AMBAC, 9.246s, 2014[dbldag][dbldag]                     4,900                 6,066,249
                                                                                   ------------
                                                                                   $ 39,118,317
-----------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 3.3%
 Alexandria, VA, Redevelopment & Housing
  Finance Authority (Jefferson Village
  Apartments), 9s, 2018                                        $4,000              $  4,155,280
 Norfolk, VA, Redevelopment & Housing Authority
  (Dockside Apartments), FHA, 7.375s, 2028                      2,000                 2,121,100
 Virginia Housing Development Authority, 6.5s, 2013             2,300                 2,479,400
 Virginia Housing Development Authority, 6.6s, 2022             4,635                 4,922,926
                                                                                   ------------
                                                                                   $ 13,678,706
-----------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 4.9%
 Commonwealth of Puerto Rico, "A", AMBAC,
  5s, 2021                                                     $3,000              $  2,947,410
 Puerto Rico Highway & Transportation Authority
  Rev., 5.5s, 2015                                              2,000                 2,131,120
 Puerto Rico Highway & Transportation Authority
  Rev., 5.5s, 2018                                              1,450                 1,481,103
 Virginia Port Authority, 8.2s, 2008                            4,500                 4,636,800
 Virginia Transportation Board, Transportation
  Contract Rev., 6.5s, 2018                                     3,500                 3,779,825
 Virginia Transportation Board, US Route 58,
  5.125s, 2021                                                  5,000                 4,923,500
                                                                                   ------------
                                                                                   $ 19,899,758
-----------------------------------------------------------------------------------------------
Single Family Housing Revenue - 7.9%
 Puerto Rico Housing Finance Corp., GNMA,
  7.8s, 2021                                                   $    5              $      5,143
 Virginia Housing Development Authority,
  7.6s, 2019[dbldag][dbldag]                                    7,500                 7,905,975
 Virginia Housing Development Authority, 6.2s, 2021            15,000                15,591,900
 Virginia Housing Development Authority, 6.3s, 2025             8,500                 9,009,745
                                                                                   ------------
                                                                                   $ 32,512,763
-----------------------------------------------------------------------------------------------
Turnpike Revenue - 2.7%
 Chesapeake Bay, VA, Bridge & Tunnel Authority,
  FGIC, 0s, 2005                                               $4,535              $  3,293,544
 Chesapeake Bay, VA, Bridge & Tunnel Authority,
  FGIC, 6s, 2007                                                5,700                 6,336,063
 North Virginia Transportation District Commuter
  Rail (Virginia Railway Express Project), MBIA, 6s, 2010       1,240                 1,395,756
                                                                                   ------------
                                                                                   $ 11,025,363
-----------------------------------------------------------------------------------------------
Universities - 4.6%
 Hampton Roads, VA, Medical College General
  Rev., 6.875s, 2016                                           $2,000              $  2,174,020
 Hampton Roads, VA, Medical College General
  Rev., 6.875s, 2016                                            1,500                 1,630,515
 Loudoun County, VA, Industrial Development
  Authority, University Facilities, 6.25s, 2012                 2,710                 2,894,117
 Roanoke County, VA, Industrial Development
  Authority (Hollins College), 5.25s, 2023                      1,000                   980,440
 Rockingham County, VA, Industrial Development
  Authority Rev. (Bridgewater), 6s, 2023                        3,000                 3,092,910
 University of Virginia, University Rev., 5.375s, 2014          5,190                 5,305,322
 Virginia College Building Authority, Educational
  Facilities Rev. (Marymount), 7s, 2022                         2,500                 2,733,275
                                                                                   ------------
                                                                                   $ 18,810,599
-----------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 10.6%
 Chesterfield County, VA, Water & Sewer Rev., 0s, 2004         $5,025              $  3,806,789
 Chesterfield County, VA, Water & Sewer Rev., 0s, 2005          4,815                 3,484,616
 Chesterfield County, VA, Water & Sewer Rev., 0s, 2006          4,000                 2,762,640
 Chesterfield County, VA, Water & Sewer Rev., 0s, 2007          6,000                 3,950,880
 Chesterfield County, VA, Water & Sewer Rev., 0s, 2008          6,135                 3,827,872
 Chesterfield County, VA, Water & Sewer Rev., 0s, 2009          6,135                 3,599,527
 Chesterfield County, VA, Water & Sewer Rev., 0s, 2010          9,005                 4,984,267
 Fairfax County, VA, Water Authority Rev., 5s, 2021             2,000                 2,011,120
 Fairfax County, VA, Water Authority Rev., 5s, 2029             4,000                 3,878,440
 Hanover County, VA, Water & Sewer Systems,
  5.25s, 2026                                                   2,000                 2,006,480
 Upper Occoquan, VA, Sewer Rev., MBIA, 5.15s, 2020              7,000                 7,102,340
 Virginia Resources Authority, 5s, 2018                         2,220                 2,156,797
                                                                                   ------------
                                                                                   $ 43,571,768
-----------------------------------------------------------------------------------------------
Other - 4.2%
 Danville, VA, Industrial Development Authority,
  Industrial Development Rev., 8s, 2013                        $2,965              $  3,128,787
 Fairfax County, VA, Redevelopment & Housing
  Authority, 5.5s, 2017                                         2,225                 2,285,587
 Loudoun, VA, Industrial Development Authority,
  Industrial Development Rev., 7.125s, 2015                     2,000                 2,183,860
 New River Valley, VA, Regional Jail Authority, 5.125s, 2019    6,905                 6,873,996
 Pamunkey, VA, Regional Jail Authority, MBIA, 5.75s, 2018       2,500                 2,649,650
                                                                                   ------------
                                                                                   $ 17,121,880
-----------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $371,695,241)                              $402,013,447
-----------------------------------------------------------------------------------------------
Floating Rate Demand Note - 0.5%
-----------------------------------------------------------------------------------------------
 Lynchburg, VA, Industrial Development Authority,
  "G", due 12/01/25, at Identified Cost                        $2,100              $  2,100,000
-----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $373,795,241)                                  $404,113,447

Other Assets, Less Liabilities - 1.2%                                                 4,895,163
-----------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                $409,008,610
-----------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements

26 - MVA

Portfolio of Investments - March 31, 1998

MFS WEST VIRGINIA MUNICIPAL BOND FUND

Municipal Bonds - 98.4%

----------------------------------------------------------------------------------------
                                               Principal Amount
Issuer                                            (000 Omitted)                    Value
----------------------------------------------------------------------------------------
General Obligation - 16.0%
 Charleston, WV, Public Improvement, 7.2s, 2008          $1,240              $ 1,510,233
 Charleston, WV, Public Improvement, 7.2s, 2009           1,140                1,395,155
 Jefferson County, WV, Board of Education, FGIC,
  6.85s, 2009                                             1,680                2,023,140
 Monongalia County, WV, Board of Education,
  MBIA, 7s, 2005                                            500                  578,540
 State of West Virginia, FGIC, 5.5s, 2017                 2,565                2,608,323
 State of West Virginia, FGIC, 5s, 2021                   4,000                3,892,120
 State of West Virginia, FGIC, 5.25s, 2026                8,000                8,008,960
 State of West Virginia, Water Development
  Authority Rev., FSA, 6.2s, 2024                         3,000                3,304,980
                                                                             -----------
                                                                             $23,321,451
----------------------------------------------------------------------------------------
State and Local Appropriation - 6.6%
 Puerto Rico Public Buildings Authority, 5.25s, 2021     $3,115              $ 3,114,751
 West Virginia Building Commission, Lease Rev.
  (West Virginia Regional Jail), MBIA, 0s, 2007           3,150                2,061,108
 West Virginia Building Commission, Lease Rev.
  (West Virginia Regional Jail), MBIA, 0s, 2008           3,050                1,896,886
 West Virginia Building Commission, Lease Rev.
  (West Virginia Regional Jail), MBIA, 0s, 2009           2,500                1,463,450
 West Virginia Building Commission, Lease Rev.
  (West Virginia Regional Jail), MBIA, 7s, 2015           1,000                1,077,950
                                                                             -----------
                                                                             $ 9,614,145
----------------------------------------------------------------------------------------
Refunded and Special Obligations - 11.0%
 Cabell, WV, Board of Education, MBIA, 6s, 2006          $  500              $   553,870
 Kanawha County, WV, Building Commission
  (St. Francis Hospital), 7.5s, 2007                        235                  269,731
 Kanawha, Merc, & Nicholas Counties, WV, Single
  Family Mortage Rev., 0s, 2014                           2,230                  890,394
 Ohio County, WV, Board of Education, ETM, 5.25s,
  2018                                                    1,180                1,217,158
 Puerto Rico Aqueduct & Sewer Authority Rev., 9s, 2005    1,500                1,903,845
 West Virginia Parkways, Economic Development
  & Tourism Authority, FGIC, 0s, 2005                     2,250                1,625,962
 West Virginia Parkways, Economic Development
  Authority, FGIC, 0s, 2006                               2,500                1,727,675
 West Virginia Parkways, Economic Development
  & Tourism Authority, FGIC, 0s, 2007                     2,000                1,309,840
 West Virginia Parkways, Economic Development
  Authority, FGIC, 0s, 2008                                 610                  377,858
 West Virginia University Rev. (West Virginia
  University Dormitory Project), MBIA, 6.75s, 2017        1,000                1,094,610
 West Virginia School Building Authority, 6.75s, 2015     3,000                3,281,940
 West Virginia Water Development Authority,
  7.4s, 2001                                                750                  843,180
 West Virginia Water Development Authority,
  7.1s, 2009                                                250                  292,988
 West Virginia Water Development Authority,
  7.625s, 2009                                              500                  551,030
                                                                             -----------
                                                                             $15,940,081
----------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 12.8%
 Marshall County, WV, Pollution Control Rev.
  (Ohio Power Co.), 6.85s, 2022                          $2,000              $ 2,184,740
 Marshall County, WV, Pollution Control Rev.
  (Ohio Power Co.), MBIA, 6.85s, 2022                     3,150                3,485,097
 Mason County, WV, Pollution Control Rev.
  (Appalachian Power), MBIA, 6.6s, 2022                   7,000                7,749,350
 McDowell County, WV, Industrial Development
  Rev. (War Telephone Co.), 13.5s, 2001                     310                  311,932
 Puerto Rico Electric Power Authority, MBIA,
  0s, 2017                                               $3,705              $ 1,398,378
 Putnam County, WV, Pollution Control Rev.
  (Applachian Power Co.), MBIA, 6.6s, 2019                3,200                3,529,280
                                                                             -----------
                                                                             $18,658,777
----------------------------------------------------------------------------------------
Health Care Revenue - 6.9%
 Berkeley County, WV, Building Commission,
  Hospital Rev. (City Hospital Project), 6.5s, 2022      $2,500              $ 2,659,775
 Monongalia County, WV, Health Facilities Rev.
  (Beverly Enterprises, Inc.), 10s, 2007                    820                  885,961
 West Virginia Hospital Finance Authority
  (Charleston Area Medical Center), 6.5s, 2023            2,000                2,156,900
 West Virginia Hospital Finance Authority
  (Fairmont General Hospital), 6.625s, 2019               2,000                2,124,320
 West Virginia Hospital Finance Authority
  (General Division Medical Building), 7.25s, 2014        2,000                2,240,220
                                                                             -----------
                                                                             $10,067,176
----------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 15.7%
 Braxton County, WV, Solid Waste Disposal
  (Weyerhaeuser), 6.5s, 2025                             $2,000              $ 2,175,020
 Jackson County, WV, Pollution Control Rev.
  (Kaiser Aluminum & Chemical Corp.), 6.5s, 2008          3,285                3,297,089
 Kanawha County, WV, Commercial Development
  Rev. (Kroger Co.), 8s, 2011                             1,000                1,131,210
 Kanawha County, WV, Commercial Development
  Rev. (May Department Stores Co.), 6.5s, 2003            3,000                3,320,550
 Kanawha County, WV, Pollution Control Rev.
  (Union Carbide Corp.), 8s, 2020                         2,000                2,170,820
 Monongalia County, WV, Commercial
  Development Rev. (Kroger Co.), 7.7s, 2012               2,000                2,273,520
 Ohio County, WV, Industrial Development Rev.
  (Kroger Co.), 8.125s, 2011                              2,000                2,275,400
 Putnam County, WV, Industrial Development Rev.
  (Rite Aid Corp.), 10.375s, 2002                           590                  592,997
 South Charleston, WV, Pollution Control Rev.
  (Union Carbide Corp.), 7.625s, 2005                     2,500                2,937,050
 Wierton, WV, Pollution Control Rev. (Weirton
  Steel), 8.625s, 2014                                    2,550                2,693,616
                                                                             -----------
                                                                             $22,867,272
----------------------------------------------------------------------------------------
Insured Health Care Revenue - 7.8%
 Harrison County, WV, Building Commission Rev.
  (United Hospital Center), AMBAC, 5.25s, 2021           $2,625              $ 2,604,367
 Monongalia County, WV, Building Commission,
  Health Rev. (Monongalia General Hospital),
  MBIA, 6.625s, 2011                                      1,000                1,081,940
 West Virginia Hospital Finance Authority (Cabell
  Huntington Hospital), AMBAC, 6.25s, 2019                5,000                5,440,200
 West Virginia Hospital Finance Authority
  (West Virginia University Hospital Corp.), MBIA,
  5s, 2016                                                2,225                2,185,551
                                                                             -----------
                                                                             $11,312,058
----------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 1.0%
 Huntington, WV, Housing Corp., Multi-Family Rev.,
  FNMA, 7.5s, 2024                                       $  800              $   854,672
 Webster County, WV, Housing Development Rev.
  (Circlebrook), FHA, 6.35s, 2008                           525                  556,747
                                                                             -----------
                                                                             $ 1,411,419
----------------------------------------------------------------------------------------

                                                                        27 - MWV

-----------------------------------------------------------------------------------------------------
                                                        Principal Amount
Issuer                                                     (000 Omitted)                        Value
-----------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 2.2%
 Puerto Rico Highway & Transportation Authority
  Rev., 5.5s, 2013                                                $2,000                 $  2,131,800
 Puerto Rico Highway & Transportation Authority
  Rev., 5.5s, 2036                                                 1,000                    1,042,160
                                                                                         ------------
                                                                                         $  3,173,960
-----------------------------------------------------------------------------------------------------
Single Family Housing Revenue - 4.9%
 Berkeley County, WV, Residential Mortgage Rev.,
  7.875s, 2012                                                    $  215                 $    225,060
 Charles Town, WV, Residential Mortgage Rev.,
  6.2s, 2011                                                         670                      702,401
 Mason County, WV, 0s, 2014                                        1,700                      507,756
 West Virginia Housing Development Fund,
  7.85s, 2014                                                        840                      868,476
 West Virginia Housing Development Fund,
  7.95s, 2017                                                        430                      445,502
 West Virginia Housing Development Fund,
  7.2s, 2018                                                       2,105                    2,252,097
 West Virginia Housing Development Fund,
  7.2s, 2020                                                       1,980                    2,118,362
                                                                                         ------------
                                                                                         $  7,119,654
-----------------------------------------------------------------------------------------------------
Turnpike Revenue - 3.4%
 West Virginia Parkways, Economic Development
  & Tourism Authority, FGIC, 0s, 2006                             $1,885                 $  1,303,892
 West Virginia Parkways, Economic Development
  & Tourism Authority, FGIC, RIBS, 7.452s, 2019[dbldag][dbldag]    3,300                    3,641,913
                                                                                         ------------
                                                                                         $  4,945,805
-----------------------------------------------------------------------------------------------------
Universities - 2.7%
 West Virgina University Rev. (West Virginia
  Dormitory Project), AMBAC, 5s, 2022                             $2,000                 $  1,948,200
 West Virginia University Rev. (West Virginia
  University Student Union), AMBAC, 5s, 2027                       2,000                    1,914,640
                                                                                         ------------
                                                                                         $  3,862,840
-----------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 6.2%
 Beckley, WV, Industrial Development Rev.
  (Beckley Water Co.), 7s, 2017                                   $2,000                 $  2,188,760
 Charleston, WV, Sewer Rev., MBIA, 6.5s, 2017                      2,260                    2,489,842
 West Virginia Water Development Authority, CGIC,
  7.5s, 2009                                                       1,100                    1,177,506
 West Virginia Water Development Authority, FSA,
  5s, 2018                                                         1,270                    1,244,359
 West Virginia Water Development Authority, FSA,
  5.25s, 2035                                                      2,000                    2,003,380
                                                                                         ------------
                                                                                         $  9,103,847
-----------------------------------------------------------------------------------------------------
Other - 1.2%
 West Virginia Building Commission, Lottery Rev.,
  MBIA, 5.25s, 2010                                               $1,750                 $  1,818,583
-----------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $130,341,456)                                    $143,217,068
-----------------------------------------------------------------------------------------------------

Floating Rate Demand Note - 0.1%
-----------------------------------------------------------------------------------------------------
 Harris County, TX Industrial Development Corp.
  (Shell Oil), due 4/01/27, at Identified Cost                    $  100                 $    100,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $130,441,456)                                        $143,317,068

Other Assets, Less Liabilities - 1.5%                                                       2,156,809
-----------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                      $145,473,877
-----------------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements

Portfolio Footnotes:

[dbldag][dbldag]Inverse floating rate security.

[sec][sec]When-issued security. At March 31, 1998, the Fund had sufficient cash and/or securities at least equal to the value of the when-issued security.

28 - MWV

Financial Statements

Statements of Assets and Liabilities

---------------------------------------------------------------------------------------------------------------
                                                                                    Mississippi        New York
March 31, 1998                                                                             Fund            Fund
---------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                                  $ 70,650,677    $129,330,414
  Unrealized appreciation                                                             5,822,299      14,591,758
                                                                                   ------------    ------------
    Total, at value                                                                $ 76,472,976    $143,922,172
 Cash                                                                                    72,151          51,695
 Receivable for Fund shares sold                                                        216,065         566,469
 Receivable for investments sold                                                             --       1,047,446
 Interest receivable                                                                  1,272,823       2,168,004
 Other assets                                                                            10,159           1,357
                                                                                   ------------    ------------
    Total assets                                                                   $ 78,044,174    $147,757,143
                                                                                   ------------    ------------
Liabilities:
 Distributions payable                                                             $    172,182    $    242,948
 Payable for Fund shares reacquired                                                      20,000         136,765
 Payable for investments purchased                                                           --         547,446
 Payable for when-issued investments purchased                                        1,004,833         725,723
 Payable to affiliates -
  Management fee                                                                          2,814           5,346
  Shareholder servicing agent fee                                                           704           1,336
  Distribution and service fee                                                            1,510           4,602
  Administrative fee                                                                         94             178
 Accrued expenses and other liabilities                                                  63,221          98,680
                                                                                   ------------    ------------
    Total liabilities                                                              $  1,265,358    $  1,763,024
                                                                                   ------------    ------------
Net assets                                                                         $ 76,778,816    $145,994,119
                                                                                   ------------    ------------
Net assets consist of:
 Paid-in capital                                                                   $ 74,142,820    $134,184,952
 Unrealized appreciation on investments                                               5,822,299      14,591,758
 Accumulated net realized loss on investments                                        (3,294,817)     (2,792,138)
 Accumulated undistributed (distributions in excess of)
  net investment income                                                                 108,514           9,547
                                                                                   ------------    ------------
    Total                                                                          $ 76,778,816    $145,994,119
                                                                                   ------------    ------------
Shares of beneficial interest outstanding:
 Class A                                                                              6,685,063      10,602,605
 Class B                                                                              1,083,446       2,364,869
 Class C                                                                                     --              --
                                                                                   ------------    ------------
    Total shares of beneficial interest outstanding                                   7,768,509      12,967,474
                                                                                   ------------    ------------
Net assets:
 Class A                                                                           $ 66,061,483    $119,376,158
 Class B                                                                             10,717,333      26,617,961
 Class C                                                                                     --              --
                                                                                   ------------    ------------
    Total net assets                                                               $ 76,778,816    $145,994,119
                                                                                   ------------    ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)              $       9.88    $      11.26
                                                                                   ------------    ------------
 Offering price per share (100 [divided by] 95.25 of net asset value per share)    $      10.37    $      11.82
                                                                                   ------------    ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)              $       9.89    $      11.26
                                                                                   ------------    ------------
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)                      --              --
                                                                                   ------------    ------------


----------------------------------------------------------------------------------------------------------------
                                                                                  North Carolina    Pennsylvania
March 31, 1998                                                                              Fund            Fund
----------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                                   $394,602,732    $ 36,532,031
  Unrealized appreciation                                                             36,876,107       2,368,148
                                                                                    ------------    ------------
    Total, at value                                                                 $431,478,839    $ 38,900,179
 Cash                                                                                     59,458          38,411
 Receivable for Fund shares sold                                                       1,826,363          51,162
 Receivable for investments sold                                                       1,049,470          15,000
 Interest receivable                                                                   6,777,541         587,919
 Other assets                                                                              3,878             596
                                                                                    ------------    ------------
    Total assets                                                                    $441,195,549    $ 39,593,267
                                                                                    ------------    ------------
Liabilities:
 Distributions payable                                                              $    699,951    $     64,726
 Payable for Fund shares reacquired                                                      224,124          55,170
 Payable for investments purchased                                                            --              --
 Payable for when-issued investments purchased                                         7,122,687              --
 Payable to affiliates -
  Management fee                                                                          15,843           1,450
  Shareholder servicing agent fee                                                          3,961              --
  Distribution and service fee                                                            15,101           3,531
  Administrative fee                                                                         528              --
 Accrued expenses and other liabilities                                                  137,809              --
                                                                                    ------------    ------------
    Total liabilities                                                               $  8,220,004    $    124,877
                                                                                    ------------    ------------
Net assets                                                                          $432,975,545    $ 39,468,390
                                                                                    ------------    ------------
Net assets consist of:
 Paid-in capital                                                                    $402,613,729    $ 38,723,045
 Unrealized appreciation on investments                                               36,876,107       2,368,148
 Accumulated net realized loss on investments                                         (5,941,233)     (1,659,249)
 Accumulated undistributed (distributions in excess of)
  net investment income                                                                 (573,058)         36,446
                                                                                    ------------    ------------
    Total                                                                           $432,975,545    $ 39,468,390
                                                                                    ------------    ------------
Shares of beneficial interest outstanding:
 Class A                                                                              31,316,107       1,926,901
 Class B                                                                               3,641,772       2,088,544
 Class C                                                                                 670,448              --
                                                                                    ------------    ------------
    Total shares of beneficial interest outstanding                                   35,628,327       4,015,445
                                                                                    ------------    ------------
Net assets:
 Class A                                                                            $380,594,535    $ 18,917,804
 Class B                                                                              44,237,675      20,550,586
 Class C                                                                               8,143,335              --
                                                                                    ------------    ------------
    Total net assets                                                                $432,975,545    $ 39,468,390
                                                                                    ------------    ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)               $      12.15    $       9.82
                                                                                    ------------    ------------
 Offering price per share (100 [divided by] 95.25 of net asset value per share)     $      12.76    $      10.31
                                                                                    ------------    ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)               $      12.15    $       9.84
                                                                                    ------------    ------------
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)               $      12.15            --
                                                                                    ------------    ------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

------------------------------------------------------------------------------------------------
                                                                                  South Carolina
March 31, 1998                                                                              Fund
------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                                   $159,850,405
  Unrealized appreciation                                                             14,778,380
                                                                                    ------------
    Total, at value                                                                 $174,628,785
 Cash                                                                                     94,412
 Receivable for Fund shares sold                                                         219,078
 Receivable for investments sold                                                       1,034,467
 Interest receivable                                                                   2,480,902
 Other assets                                                                              1,558
                                                                                    ------------
    Total assets                                                                    $178,459,202
                                                                                    ------------
Liabilities:
 Distributions payable                                                              $    319,015
 Payable for Fund shares reacquired                                                      122,309
 Payable for when-issued investments purchased                                         1,002,080
 Payable to affiliates -
  Management fee                                                                           6,502
  Shareholder servicing agent fee                                                          1,626
  Distribution and service fee                                                             6,547
  Administrative fee                                                                         217
 Accrued expenses and other liabilities                                                   94,452
                                                                                    ------------
    Total liabilities                                                               $  1,552,748
                                                                                    ------------
Net assets                                                                          $176,906,454
                                                                                    ------------
Net assets consist of:
 Paid-in capital                                                                    $163,365,761
 Unrealized appreciation on investments                                               14,778,380
 Accumulated undistributed net realized
  gain (loss) on investments                                                          (1,093,523)
 Accumulated undistributed (distributions in excess of)
  net investment income                                                                 (144,164)
                                                                                    ------------
    Total                                                                           $176,906,454
                                                                                    ------------
Shares of beneficial interest outstanding:
 Class A                                                                              11,886,734
 Class B                                                                               2,243,721
 Class C                                                                                      --
                                                                                    ------------
    Total shares of beneficial interest outstanding                                   14,130,455
                                                                                    ------------
Net assets:
 Class A                                                                            $148,820,317
 Class B                                                                              28,086,137
 Class C                                                                                      --
                                                                                    ------------
    Total net assets                                                                $176,906,454
                                                                                    ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)               $      12.52
                                                                                    ------------
 Offering price per share (100 [divided by] 95.25 of net asset value per share)     $      13.14
                                                                                    ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)               $      12.52
                                                                                    ------------
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)                        --
                                                                                    ------------

-----------------------------------------------------------------------------------------------------------------
                                                                                        Tennessee        Virginia
March 31, 1998                                                                               Fund            Fund
-----------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                                   $ 114,947,643    $373,795,241
  Unrealized appreciation                                                              10,485,646      30,318,206
                                                                                    -------------    ------------
    Total, at value                                                                 $ 125,433,289    $404,113,447
 Cash                                                                                      84,940          73,891
 Receivable for Fund shares sold                                                          238,667         204,568
 Receivable for investments sold                                                          135,000          50,000
 Interest receivable                                                                    1,633,115       5,959,753
 Other assets                                                                               1,102           3,778
                                                                                    -------------    ------------
    Total assets                                                                    $ 127,526,113    $410,405,437
                                                                                    -------------    ------------
Liabilities:
 Distributions payable                                                              $     260,983    $    803,999
 Payable for Fund shares reacquired                                                       105,997         436,472
 Payable for when-issued investments purchased                                                 --              --
 Payable to affiliates -
  Management fee                                                                            4,666          15,043
  Shareholder servicing agent fee                                                           1,166           3,761
  Distribution and service fee                                                              4,594          13,607
  Administrative fee                                                                          156             501
 Accrued expenses and other liabilities                                                    79,512         123,444
                                                                                    -------------    ------------
    Total liabilities                                                               $     457,074    $  1,396,827
                                                                                    -------------    ------------
Net assets                                                                          $ 127,069,039    $409,008,610
                                                                                    -------------    ------------
Net assets consist of:
 Paid-in capital                                                                    $ 116,400,051    $386,569,024
 Unrealized appreciation on investments                                                10,485,646      30,318,206
 Accumulated undistributed net realized
  gain (loss) on investments                                                              175,706      (6,693,553)
 Accumulated undistributed (distributions in excess of)
  net investment income                                                                     7,636      (1,185,067)
                                                                                    -------------    ------------
    Total                                                                           $ 127,069,039    $409,008,610
                                                                                    -------------    ------------
Shares of beneficial interest outstanding:
 Class A                                                                                9,974,593      32,127,096
 Class B                                                                                1,668,278       2,834,673
 Class C                                                                                       --         265,551
                                                                                    -------------    ------------
    Total shares of beneficial interest outstanding                                    11,642,871      35,227,320
                                                                                    -------------    ------------
Net assets:
 Class A                                                                            $ 108,871,423    $373,024,462
 Class B                                                                               18,197,616      32,901,658
 Class C                                                                                       --       3,082,490
                                                                                    -------------    ------------
    Total net assets                                                                $ 127,069,039    $409,008,610
                                                                                    -------------    ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)               $       10.91    $      11.61
                                                                                    -------------    ------------
 Offering price per share (100 [divided by] 95.25 of net asset value per share)     $       11.45    $      12.19
                                                                                    -------------    ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)               $       10.91    $      11.61
                                                                                    -------------    ------------
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)                         --     $      11.61
                                                                                    -------------    ------------


------------------------------------------------------------------------------------------------
                                                                                   West Virginia
March 31, 1998                                                                              Fund
------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                                   $130,441,456
  Unrealized appreciation                                                             12,875,612
                                                                                    ------------
    Total, at value                                                                 $143,317,068
 Cash                                                                                     53,961
 Receivable for Fund shares sold                                                          49,346
 Receivable for investments sold                                                          20,000
 Interest receivable                                                                   2,529,146
 Other assets                                                                              1,289
                                                                                    ------------
    Total assets                                                                    $145,970,810
                                                                                    ------------
Liabilities:
 Distributions payable                                                              $    260,837
 Payable for Fund shares reacquired                                                      136,790
 Payable for when-issued investments purchased                                                --
 Payable to affiliates -
  Management fee                                                                           5,349
  Shareholder servicing agent fee                                                          1,337
  Distribution and service fee                                                             4,982
  Administrative fee                                                                         178
 Accrued expenses and other liabilities                                                   87,460
                                                                                    ------------
    Total liabilities                                                               $    496,933
                                                                                    ------------
Net assets                                                                          $145,473,877
                                                                                    ------------
Net assets consist of:
 Paid-in capital                                                                    $136,357,971
 Unrealized appreciation on investments                                               12,875,612
 Accumulated undistributed net realized
  gain (loss) on investments                                                          (3,254,262)
 Accumulated undistributed (distributions in excess of)
  net investment income                                                                 (505,444)
                                                                                    ------------
    Total                                                                           $145,473,877
                                                                                    ------------
Shares of beneficial interest outstanding:
 Class A                                                                              11,045,275
 Class B                                                                               1,315,043
 Class C                                                                                      --
                                                                                    ------------
    Total shares of beneficial interest outstanding                                   12,360,318
                                                                                    ------------
Net assets:
 Class A                                                                            $130,001,503
 Class B                                                                              15,472,374
 Class C                                                                                      --
                                                                                    ------------
    Total net assets                                                                $145,473,877
                                                                                    ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)               $      11.77
                                                                                    ------------
 Offering price per share (100 [divided by] 95.25 of net asset value per share)     $      12.36
                                                                                    ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)               $      11.77
                                                                                    ------------
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)                        --
                                                                                    ------------


On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statements of Operations

-------------------------------------------------------------------------------------------------------------------------
                                                          Mississippi         New York    North Carolina     Pennsylvania
Year Ended March 31, 1998                                        Fund             Fund              Fund             Fund
-------------------------------------------------------------------------------------------------------------------------
Net investment income:
 Interest income                                           $4,481,362      $ 9,083,284       $25,514,906       $2,201,078
                                                           ----------      -----------       -----------       ----------
 Expenses -
  Management fee                                           $  421,798      $   807,334       $ 2,357,113       $  219,296
  Trustees' compensation                                       16,733           17,942            18,117           17,257
  Shareholder servicing agent fee                              96,505          184,686           538,011           50,095
  Distribution and service fee (Class A)                           --          301,149         1,326,584               --
  Distribution and service fee (Class B)                       84,274          265,454           422,774          174,490
  Distribution and service fee (Class C)                           --               --            70,592               --
  Administrative fee                                           10,839           20,744            60,449            5,618
  Custodian fee                                                28,774           57,862           161,393           19,507
  Auditing fees                                                29,027           31,027            30,677           29,764
  Printing                                                      7,669           15,080            38,706            6,425
  Postage                                                       4,385           10,047            27,234            4,604
  Legal fees                                                    3,023            9,075             4,478            2,735
  Amortization of organization expenses                         1,218               --                --            1,478
  Miscellaneous                                                38,426           97,508           114,802           36,847
                                                           ----------      -----------       -----------       ----------
    Total expenses                                         $  742,671      $ 1,817,908       $ 5,170,930       $  568,116
  Fees paid indirectly                                         (8,228)         (20,195)          (48,503)         (11,565)
  Reduction of expenses by investment adviser                 (50,559)         (96,880)         (429,491)        (232,987)
                                                           ----------      -----------       -----------       ----------
    Net expenses                                           $  683,884      $ 1,700,833       $ 4,692,936       $  323,564
                                                           ----------      -----------       -----------       ----------
     Net investment income                                 $3,797,478      $ 7,382,451       $20,821,970       $1,877,514
                                                           ----------      -----------       -----------       ----------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -
  Investment transactions                                  $1,067,231      $   581,689       $ 4,147,317       $  376,424
  Futures contracts                                            (9,103)         (24,276)          (45,517)          (6,069)
                                                           ----------      -----------       -----------       ----------
    Net realized gain on investments                       $1,058,128      $   557,413       $ 4,101,800       $  370,355
                                                           ----------      -----------       -----------       ----------
 Change in unrealized appreciation on
  investments                                              $3,159,311      $ 8,128,220       $17,339,006       $1,973,736
                                                           ----------      -----------       -----------       ----------
     Net realized and unrealized gain on investments       $4,217,439      $ 8,685,633       $21,440,806       $2,344,091
                                                           ----------      -----------       -----------       ----------
      Increase in net assets from operations               $8,014,917      $16,068,084       $42,262,776       $4,221,605
                                                           ----------      -----------       -----------       ----------

See notes to financial statements

---------------------------------------------------------------------------------------------------------------------------
                                                        South Carolina          Tennessee         Virginia    West Virginia
Year Ended March 31, 1998                                         Fund               Fund             Fund             Fund
---------------------------------------------------------------------------------------------------------------------------
Net investment income:
 Interest income                                           $10,350,714        $ 7,587,609      $24,651,103      $ 8,731,857
                                                           -----------        -----------      -----------      -----------
 Expenses -
  Management fee                                           $   962,150        $   691,203      $ 2,261,655      $   788,060
  Trustees' compensation                                        18,377             18,367           18,229           18,230
  Shareholder servicing agent fee                              219,563            157,738          516,345          180,179
  Distribution and service fee (Class A)                       523,940            382,368        1,317,039          450,793
  Distribution and service fee (Class B)                       251,617            163,701          314,433          147,016
  Distribution and service fee (Class C)                            --                 --           32,548               --
  Administrative fee                                            24,661             17,714           58,011           20,233
  Custodian fee                                                 69,649             50,776          154,819           57,318
  Auditing fees                                                 32,025             34,027           40,327           31,327
  Printing                                                      14,917              9,991           36,829           13,473
  Postage                                                       10,730              6,772           24,716            8,186
  Legal fees                                                     3,951              3,082            5,048            3,999
  Miscellaneous                                                 59,894             43,450          106,326           52,441
                                                           -----------        -----------      -----------      -----------
    Total expenses                                         $ 2,191,474        $ 1,579,189      $ 4,886,325      $ 1,771,255
  Fees paid indirectly                                         (16,160)           (19,194)         (89,755)         (16,670)
  Reduction of expenses by investment adviser                 (175,283)          (125,923)        (412,175)         (95,657)
                                                           -----------        -----------      -----------      -----------
    Net expenses                                           $ 2,000,031        $ 1,434,072      $ 4,384,395      $ 1,658,928
                                                           -----------        -----------      -----------      -----------
     Net investment income                                 $ 8,350,683        $ 6,153,537      $20,266,708      $ 7,072,929
                                                           -----------        -----------      -----------      -----------
Realized and unrealized gain (loss) on investments:
 Realized gain (identified cost basis) -
  Investment transactions                                  $ 2,296,421        $ 1,327,353      $ 6,279,954      $   345,141
  Futures contracts                                              9,142                 --               --               --
                                                           -----------        -----------      -----------      -----------
    Net realized gain on investments                       $ 2,305,563        $ 1,327,353      $ 6,279,954      $   345,141
                                                           -----------        -----------      -----------      -----------
 Change in unrealized appreciation -
  Investments                                              $ 6,781,555        $ 5,784,067      $13,748,696      $ 5,401,673
  Futures contracts                                             40,726                 --               --               --
                                                           -----------        -----------      -----------      -----------
    Net unrealized gain on investments                     $ 6,822,281        $ 5,784,067      $13,748,696      $ 5,401,673
                                                           -----------        -----------      -----------      -----------
     Net realized and unrealized gain on investments       $ 9,127,844        $ 7,111,420      $20,028,650      $ 5,746,814
                                                           -----------        -----------      -----------      -----------
      Increase in net assets from operations               $17,478,527        $13,264,957      $40,295,358      $12,819,743
                                                           -----------        -----------      -----------      -----------

See notes to financial statements

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------------------------
                                                           Mississippi         New York   North Carolina     Pennsylvania
Year Ended March 31, 1998                                         Fund             Fund             Fund             Fund
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                   $   3,797,478    $   7,382,451    $  20,821,970    $   1,877,514
 Net realized gain on investments                            1,058,128          557,413        4,101,800          370,355
 Net unrealized gain on investments                          3,159,311        8,128,220       17,339,006        1,973,736
                                                         -------------    -------------    -------------    -------------
  Increase in net assets from operations                 $   8,014,917    $  16,068,084    $  42,262,776    $   4,221,605
                                                         -------------    -------------    -------------    -------------
Distributions declared to shareholders -
 From net investment income (Class A)                    $  (3,282,482)   $  (5,984,379)   $ (18,623,468)   $    (912,228)
 From net investment income (Class B)                         (453,554)      (1,119,683)      (1,800,152)        (971,524)
 From net investment income (Class C)                               --               --         (300,815)              --
                                                         -------------    -------------    -------------    -------------
  Total distributions declared to shareholders           $  (3,736,036)   $  (7,104,062)   $ (20,724,435)   $  (1,883,752)
                                                         -------------    -------------    -------------    -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                        $   4,313,446    $  30,612,726    $  53,922,184    $   7,256,261
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                           1,609,390        4,100,520       12,040,260        1,024,716
 Cost of shares reacquired                                 (11,066,227)     (45,994,931)     (78,460,580)     (12,981,830)
                                                         -------------    -------------    -------------    -------------
Decrease in net assets from Fund
 share transactions                                      $  (5,143,391)   $ (11,281,685)   $ (12,498,136)   $  (4,700,853)
                                                         -------------    -------------    -------------    -------------
    Total increase (decrease) in net assets              $    (864,510)   $  (2,317,663)   $   9,040,205    $  (2,363,000)
Net assets:
 At beginning of period                                     77,643,326      148,311,782      423,935,340       41,831,390
                                                         -------------    -------------    -------------    -------------
 At end of period                                        $  76,778,816    $ 145,994,119    $ 432,975,545    $  39,468,390
                                                         -------------    -------------    -------------    -------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net
 assets at end of period                                 $     108,514    $       9,547    $    (573,058)   $      36,466
                                                         -------------    -------------    -------------    -------------

See notes to financial statements

--------------------------------------------------------------------------------------------------------------------------
                                                        South Carolina        Tennessee          Virginia    West Virginia
Year Ended March 31, 1998                                         Fund             Fund              Fund             Fund
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                   $   8,350,683    $   6,153,537     $  20,266,708    $   7,072,929
 Net realized gain on investments                            2,305,563        1,327,353         6,279,954          345,141
 Net unrealized gain on investments                          6,822,281        5,784,067        13,748,696        5,401,673
                                                         -------------    -------------     -------------    -------------
  Increase in net assets from operations                 $  17,478,527    $  13,264,957     $  40,295,358    $  12,819,743
                                                         -------------    -------------     -------------    -------------
Distributions declared to shareholders -
 From net investment income (Class A)                    $  (7,292,328)   $  (5,444,688)    $ (18,762,689)   $  (6,433,739)
 From net investment income (Class B)                       (1,058,355)        (708,849)       (1,362,739)        (639,190)
 From net investment income (Class C)                               --               --          (141,280)              --
 In excess of net investment income (Class A)                  (10,662)         (29,444)          (62,418)         (68,917)
 In excess of net investment income (Class B)                   (1,547)          (3,833)           (4,534)          (6,847)
 In excess of net investment income (Class C)                       --               --              (470)              --
                                                         -------------    -------------     -------------    -------------
  Total distributions declared to shareholders           $  (8,362,892)   $  (6,186,814)    $ (20,334,130)   $  (7,148,693)
                                                         -------------    -------------     -------------    -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                        $  17,049,823    $  11,515,607     $  43,445,071    $   9,813,340
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                           4,449,578        3,023,395         9,957,896        3,862,325
 Cost of shares reacquired                                 (24,487,967)     (16,983,923)      (77,289,917)     (13,566,545)
                                                         -------------    -------------     -------------    -------------
Increase (decrease) in net assets from Fund
 share transactions                                      $  (2,988,566)   $  (2,444,921)    $ (23,886,950)   $     109,120
                                                         -------------    -------------     -------------    -------------
    Total increase (decrease) in net assets              $   6,127,069    $   4,633,222     $  (3,925,722)   $   5,780,170
Net assets:
 At beginning of period                                    170,779,385      122,435,817       412,934,332      139,693,707
                                                         -------------    -------------     -------------    -------------
 At end of period                                        $ 176,906,454    $ 127,069,039     $ 409,008,610    $ 145,473,877
                                                         -------------    -------------     -------------    -------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net
 assets at end of period                                 $    (144,164)   $       7,636     $  (1,185,067)   $    (505,444)
                                                         -------------    -------------     -------------    -------------

See notes to financial statements

-------------------------------------------------------------------------------------------------------------------------
                                                           Mississippi         New York    North Carolina    Pennsylvania
Year Ended March 31, 1997                                         Fund             Fund              Fund            Fund
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                   $   4,156,402    $   7,847,568    $   21,946,294    $  2,229,024
 Net realized gain (loss) on investments                      (149,786)        (484,632)        1,019,630        (571,590)
 Net unrealized gain (loss) on investments                     202,478         (536,394)       (1,195,086)        150,921
                                                         -------------    -------------    --------------    ------------
  Increase in net assets from operations                 $   4,209,094    $   6,826,542    $   21,770,838    $  1,808,355
                                                         -------------    -------------    --------------    ------------
Distributions declared to shareholders -
 From net investment income (Class A)                    $  (3,636,582)   $  (6,608,917)   $  (19,960,583)   $ (1,021,497)
 From net investment income (Class B)                         (488,656)      (1,193,195)       (1,572,775)     (1,235,549)
 From net investment income (Class C)                               --               --          (412,936)             --
 In excess of net investment income (Class A)                       --               --           (57,101)         (5,499)
 In excess of net investment income (Class B)                       --               --            (4,500)         (6,652)
 In excess of net investment income (Class C)                       --               --            (1,180)             --
                                                         -------------    -------------    --------------    ------------
    Total distributions declared to shareholders         $  (4,125,238)   $  (7,802,112)   $  (22,009,075)   $ (2,269,197)
                                                         -------------    -------------    --------------    ------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                        $   5,147,902    $  18,795,107    $  150,297,565    $  6,941,408
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                           1,796,462        4,479,249        12,769,917       1,339,280
 Cost of shares reacquired                                 (15,295,259)     (36,503,476)     (191,439,457)     (8,188,392)
                                                         -------------    -------------    --------------    ------------
  Net increase (decrease) in net assets from
   Fund share transactions                               $  (8,350,895)   $ (13,229,120)   $  (28,371,975)   $     92,296
                                                         -------------    -------------    --------------    ------------
    Total decrease in net assets                         $  (8,267,039)   $ (14,204,690)   $  (28,610,212)   $   (368,546)
Net assets:
 At beginning of period                                     85,910,365      162,516,472       452,545,552      42,199,936
                                                         -------------    -------------    --------------    ------------
 At end of period                                        $  77,643,326    $ 148,311,782    $  423,935,340    $ 41,831,390
                                                         -------------    -------------    --------------    ------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net
 assets at end of period                                 $      36,215    $    (338,090)   $     (714,721)   $     16,202
                                                         -------------    -------------    --------------    ------------

See notes to financial statements

---------------------------------------------------------------------------------------------------------------------
                                                   South Carolina        Tennessee          Virginia    West Virginia
Year Ended March 31, 1997                                    Fund             Fund              Fund             Fund
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                              $   9,088,770    $   6,429,943    $   22,582,005    $   7,584,842
 Net realized loss on investments                        (504,527)         (23,124)       (2,270,255)        (738,568)
 Net unrealized gain (loss) on investments               (827,860)      (1,079,488)       (3,402,113)         451,727
                                                    -------------    -------------    --------------    -------------
  Increase in net assets from operations            $   7,756,383    $   5,327,331    $   16,909,637    $   7,298,001
                                                    -------------    -------------    --------------    -------------
Distributions declared to shareholders -
 From net investment income (Class A)               $  (8,123,664)   $  (5,716,145)   $  (21,012,643)   $  (6,960,660)
 From net investment income (Class B)                    (895,171)        (609,095)       (1,346,865)        (608,405)
 From net investment income (Class C)                          --               --          (161,724)              --
                                                    -------------    -------------    --------------    -------------
    Total distributions declared to shareholders    $  (9,018,835)   $  (6,325,240)   $  (22,521,232)   $  (7,569,065)
                                                    -------------    -------------    --------------    -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                   $  14,266,849    $  12,503,086    $  158,319,115    $   8,573,897
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                      4,940,927        3,089,989        10,962,194        4,100,851
 Cost of shares reacquired                            (32,386,589)     (14,905,124)     (200,929,656)     (19,870,458)
                                                    -------------    -------------    --------------    -------------
  Net increase (decrease) in net assets from
   Fund share transactions                          $ (13,178,813)   $     687,951    $  (31,648,347)   $  (7,195,710)
                                                    -------------    -------------    --------------    -------------
    Total decrease in net assets                    $ (14,441,265)   $    (309,958)   $  (37,259,942)   $  (7,466,774)
Net assets:
 At beginning of period                               185,220,650      122,745,775       450,194,274      147,160,481
                                                    -------------    -------------    --------------    -------------
 At end of period                                   $ 170,779,385    $ 122,435,817    $  412,934,332    $ 139,693,707
                                                    -------------    -------------    --------------    -------------
Accumulated distributions in excess of
 net investment income included in net
 assets at end of period                            $    (211,229)   $     (16,248)   $   (1,257,215)   $    (429,680)
                                                    -------------    -------------    --------------    -------------

See notes to financial statements

Financial Highlights

-----------------------------------------------------------------------------------------------------------------
                                           Mississippi Fund
-----------------------------------------------------------------------------------------------------------------
                                                                         Year Ended March 31,
                                                          -------------------------------------------------------
                                                              1998               1997        1996        1995
                                                          -------------------------------------------------------
                                                            Class A
                                                          -------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):                                   $ 9.35             $ 9.35      $ 9.15      $ 9.19
Net asset value - beginning of period                       ------             -------     ------      ------

Income from investment operations# -                        $ 0.49             $ 0.48      $ 0.52      $ 0.54
 Net investment income[sec]
 Net realized and unrealized gain                             0.52               0.00        0.20       (0.01)
 (loss) on investments                                      ------             -------     ------      -------
                                                            $ 1.01             $ 0.48      $ 0.72      $ 0.53
  Total from investment operations                          ------             -------     ------      -------

Less distributions declared to shareholders -               $(0.48)            $(0.48)    $ (0.52)     $(0.54)
 From net investment income[dbldag][dbldag]
 From net realized gain on                                      --                 --          --       (0.00)
  investments[dbldag][dbldag][dbldag]                           --                 --          --       (0.03)
 In excess of net realized gain on investments              -------            -------     -------     -------
                                                            $(0.48)            $(0.48)    $ (0.52)     $(0.57)
  Total distributions declared to shareholders              -------            -------     -------     -------
                                                            $ 9.88             $ 9.35      $ 9.35      $ 9.15
Net asset value - end of period                             -------            -------     -------     -------
                                                            11.02%              5.22%       7.99%       6.08%
Total return[dbldag]
Ratios (to average net assets)/Supplemental
 data[sec]:                                                  0.78%              0.87%       0.45%       0.22%
 Expenses##                                                  5.04%              5.14%       5.51%       5.99%
 Net investment income                                         18%                17%         31%         47%
Portfolio turnover                                         $66,061            $66,630     $74,435     $79,033
Net assets at end of period (000 omitted)

 *For the period from the commencement of the Fund's investment operations, August 6, 1992, through
  January 31, 1993.

 +Annualized.

++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.

##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

[dbldag][dbldag]For the years ended March 31, 1996, and 1995, the per share distributions in excess of net investment income were $0.0013 and $0.0035, respectively.

[dbldag][dbldag][dbldag]For the year ended March 31, 1995, the per share distribution from net realized gain on investments was $0.0016.

[sec]Effective August 1, 1997, the investment adviser voluntarily waived a portion of its management fee. Prior to March 31, 1997, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and services fees, at no more than 0.40% of average daily net assets. To the extent actual expenses were over/under this limitation, and if the investment adviser was not waiving its fee, the net investment income per share and the ratios would have been:

   Net investment income                                    $  0.48
   Ratios (to average net assets):
    Expenses##                                                0.85%
    Net investment income                                     4.97%



----------------------------------------------------------------------------------------------------------------------------
                                                         Mississippi Fund
----------------------------------------------------------------------------------------------------------------------------
                                                                   Two Months
                                                                        Ended     Year Ended        Period Ended
                                                                    March 31,    January 31,         January 31,
                                                                         1994           1994               1993*
                                                                  ------------------------------------------------
                                                                  Class A
------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   10.00        $  9.38         $    9.53
                                                                    ---------        -------         ---------
Income from investment operations# -
 Net investment income[sec]                                         $    0.09        $  0.55         $    0.24
 Net realized and unrealized gain (loss) on investments                 (0.81)          0.62             (0.15)
                                                                    ---------        -------         ---------
  Total from investment operations                                  $   (0.72)       $  1.17         $    0.09
                                                                    ---------        -------         ---------
Less distributions declared to shareholders -
 From net investment income[dbldag][dbldag]                         $   (0.09)       $ (0.55)        $   (0.24)
 From net realized gain on investments[dbldag][dbldag][dbldag]             --             --                --
 In excess of net realized gain on investments                             --             --                --
                                                                    ---------       --------         ---------
  Total distributions declared to shareholders                      $   (0.09)       $ (0.55)        $   (0.24)
                                                                    ---------       --------         ---------
Net asset value - end of period                                     $    9.19        $ 10.00         $    9.38
                                                                    ---------       --------         ---------
Total return[dbldag]                                                  (7.20)%++       12.80%             5.00%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             0.10%+         0.03%             0.00%+
 Net investment income                                                  5.69%+         5.68%             5.59%+
Portfolio turnover                                                         2%            28%               14%
Net assets at end of period (000 omitted)                           $  79,541        $84,177         $  41,212



   Net investment income                                            $    0.08        $  0.45         $    0.19
   Ratios (to average net assets):
    Expenses##                                                          0.88%+         1.01%             1.17%+
    Net investment income                                               4.91%+         4.69%             4.42%+




See notes to financial statements

--------------------------------------------------------------------------------------------------------------------
                                                                  Mississippi Fund
--------------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended March 31,
                                                                  --------------------------------------------------
                                                                       1998         1997         1996         1995
                                                                  --------------------------------------------------
                                                                   Class B
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  9.36      $  9.36       $ 9.16      $  9.19
                                                                    -------      -------       ------      -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.41      $  0.40       $ 0.44      $  0.45
 Net realized and unrealized gain (loss) on investments                0.53           --         0.20           --
                                                                    -------      -------       ------      -------
  Total from investment operations                                  $  0.94      $  0.40       $ 0.64      $  0.45
                                                                    -------      -------       ------      -------
Less distributions declared to shareholders -
 From net investment income[dbldag][dbldag]                         $ (0.41)     $ (0.40)      $(0.44)     $ (0.45)
 From net realized gain on investments[dbldag][dbldag][dbldag]           --           --           --        (0.00)
 In excess of net realized gain on investments                           --           --           --        (0.03)
                                                                   --------     --------      -------     --------
  Total distributions declared to shareholders                      $ (0.41)     $ (0.40)      $(0.44)     $ (0.48)
                                                                   --------     --------      -------     --------
Net asset value - end of period                                     $  9.89      $  9.36       $ 9.36      $  9.16
                                                                   --------     --------      -------     --------
Total return                                                         10.15%        4.33%        7.11%        5.14%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.56%        1.72%        1.28%        1.23%
 Net investment income                                                4.26%        4.29%        4.67%        4.97%
Portfolio turnover                                                      18%          17%          31%          47%
Net assets at end of period (000 omitted)                           $10,717      $11,014      $11,475      $ 9,429

**For the period from the inception of Class B, September 7, 1993, through January 31, 1994.

 +Annualized.

++Not annualized.

 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.

##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

[dbldag][dbldag]For the years ended March 31, 1996, and 1995, and the two months ended March 31, 1994, the per share distributions in excess of net investment income were
                $0.0011 and $0.0029, and $0.002, respectively.

[dbldag][dbldag][dbldag]For the year ended March 31, 1995, the per share distribution from net realized gain on investments was $0.0016.

[sec]Effective August 1, 1997, the investment adviser voluntarily waived a portion of its management fee. Prior to
     March 31, 1997, the investment adviser voluntarily
     agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at no more than
     0.40% of average daily net assets. To the extent
     actual expenses were over/under this limitation, and if the investment adviser was not waiving its fee, the net investment income per share and the ratios would
     have been:

   Net investment income                                            $  0.40           --       $ 0.40      $  0.38
   Ratios (to average net assets):
    Expenses##                                                        1.63%           --         1.71%       2.01%
    Net investment income                                             4.19%           --         4.24%       4.19%



                                                                  Two Months
                                                                       Ended   Period Ended
                                                                   March 31,    January 31,
                                                                        1994         1994**
                                                                  -------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  9.99         $ 9.94
                                                                     -------         ------
Income from investment operations# -
 Net investment income[sec]                                          $  0.07         $ 0.18
 Net realized and unrealized gain (loss) on investments                (0.79)          0.05
                                                                     -------         ------
  Total from investment operations                                   $ (0.72)        $ 0.23
                                                                     -------         ------
Less distributions declared to shareholders -
 From net investment income[dbldag][dbldag]                          $ (0.08)        $(0.18)
 From net realized gain on investments[dbldag][dbldag][dbldag]            --             --
 In excess of net realized gain on investments                            --             --
                                                                     -------         ------
  Total distributions declared to shareholders                       $ (0.08)        $(0.18)
                                                                     -------         ------
Net asset value - end of period                                      $  9.19         $ 9.99
                                                                     -------         ------
Total return                                                         (7.27)%++        2.33%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.10%+         1.06%+
 Net investment income                                                 4.67%+         4.29%+
Portfolio turnover                                                        2%            28%
Net assets at end of period (000 omitted)                            $ 6,526         $6,268



   Net investment income                                             $  0.06         $ 0.14
   Ratios (to average net assets):
    Expenses##                                                         1.95%+         2.12%+
    Net investment income                                              3.82%+         3.23%+

See notes to financial statements

--------------------------------------------------------------------------------------------------------------------
                                                              New York Fund
--------------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended March 31,
                                                                  --------------------------------------------------
                                                                       1998        1997         1996         1995
                                                                  --------------------------------------------------
                                                                    Class A
                                                                  --------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.60     $ 10.66      $ 10.49      $ 10.50
                                                                    -------     --------     -------      -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.57     $  0.55      $  0.55      $  0.56
 Net realized and unrealized gain (loss) on investments                0.64       (0.06)        0.17         0.05
                                                                    -------     -------      -------      -------
  Total from investment operations                                  $  1.21     $  0.49      $  0.72      $  0.61
                                                                    -------     --------     -------      -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.55)    $ (0.55)     $ (0.55)     $ (0.56)
 In excess of net investment income[dbldag][dbldag]                      --          --        (0.00)       (0.01)
 In excess of net realized gain on investments                           --          --           --        (0.05)
                                                                    --------    -------      -------      -------
  Total distributions declared to shareholders                      $ (0.55)    $ (0.55)     $ (0.55)     $ (0.62)
                                                                    --------    -------      -------      -------
Net asset value - end of period                                     $ 11.26     $ 10.60      $ 10.66      $ 10.49
                                                                    --------    -------      -------      -------
Total return[dbldag]                                                 11.59%       4.68%        6.98%        6.03%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.03%       1.11%        1.10%        1.07%
 Net investment income                                                5.14%       5.18%        5.09%        5.43%
Portfolio turnover                                                      41%         64%         102%         147%
Net assets at end of period (000 omitted)                          $119,376    $121,588     $134,449     $146,597

 +Annualized.

++Not annualized.

 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.

##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

[dbldag][dbldag]For the year ended March 31, 1996, the per share distribution in excess of net investment income was
                $0.0058.

[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.56          --      $  0.54      $  0.55
   Ratios (to average net assets):
    Expenses##                                                        1.10%          --        1.20%        1.18%
    Net investment income                                             5.07%          --        4.99%        5.31%



                                                                  Two Months
                                                                       Ended
                                                                   March 31,
                                                                        1994
                                                                  ----------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $ 11.34
                                                                     -------
Income from investment operations# -
 Net investment income[sec]                                          $  0.09
 Net realized and unrealized gain (loss) on investments                (0.84)
                                                                     -------
  Total from investment operations                                   $ (0.75)
                                                                     -------
Less distributions declared to shareholders -
 From net investment income                                          $ (0.06)
 In excess of net investment income[dbldag][dbldag]                    (0.03)
 In excess of net realized gain on investments                            --
                                                                     -------
  Total distributions declared to shareholders                       $ (0.09)
                                                                     -------
Net asset value - end of period                                      $ 10.50
                                                                     -------
Total return[dbldag]                                                 (6.58)%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.03%+
 Net investment income                                                 5.09%+
Portfolio turnover                                                       15%
Net assets at end of period (000 omitted)                           $162,621




   Net investment income                                             $  0.07
   Ratios (to average net assets):
    Expenses##                                                         1.23%+
    Net investment income                                              4.88%+

See notes to financial statements

-------------------------------------------------------------------------------------------------------------------------------
                                 New York Fund
-------------------------------------------------------------------------------------------------------------------------------
Year Ended January 31,                                                  1994         1993        1992       1991        1990
                                                                    -----------------------------------------------------------
                                                                     Class A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  10.78     $  10.25     $  9.90     $  9.74      $  9.79
                                                                    --------     --------    --------     -------     --------
Income from investment operations  -
 Net investment income[sec]                                         $   0.59     $   0.63     $  0.65     $  0.65      $  0.68
 Net realized and unrealized gain on investments                        0.74         0.58        0.44        0.16         0.01
                                                                    --------     --------    --------     -------     --------
  Total from investment operations                                  $   1.33     $   1.21     $  1.09     $  0.81      $  0.69
                                                                    --------     --------     -------     -------      -------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.57)    $  (0.65)    $ (0.69)    $ (0.65)     $ (0.67)
 From net realized gain on investments                                 (0.17)       (0.03)      (0.05)         --        (0.06)
 In excess of net investment income                                    (0.03)          --          --          --           --
 From paid-in capital                                                     --           --          --          --        (0.01)
                                                                    --------     --------    --------     -------     --------
  Total distributions declared to shareholders                      $  (0.77)    $  (0.68)    $ (0.74)    $ (0.65)     $ (0.74)
                                                                    --------     --------    --------     -------     --------
Net asset value - end of period                                     $  11.34     $  10.78     $ 10.25      $ 9.90      $  9.74
                                                                    --------     --------    --------     -------     --------
Total return[dbldag]                                                  12.69%       12.23%      11.42%       8.74%        7.33%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                              0.93%        0.53%       0.65%       0.54%        0.40%
 Net investment income                                                 5.21%        6.16%       6.44%       6.73%        6.88%
Portfolio turnover                                                       51%          61%         80%        188%         236%
Net assets at end of period (000 omitted)                           $184,523     $135,749     $79,524     $37,385      $20,156

 *For the period from the commencement of the Fund's investment operations, June
  6, 1988, through January 31, 1989.

 +Annualized.

[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $   0.56     $   0.57     $  0.60     $  0.61      $  0.59
   Ratios (to average net assets):
    Expenses                                                           1.23%        1.13%       1.16%       0.95%        1.32%
    Net investment income                                              4.91%        5.56%       5.93%       6.33%        5.96%



                                                                    Period ended
                                                                     January 31,
Year Ended January 31,                                                     1989*
---------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                     $  9.53
                                                                         --------
Income from investment operations  -
 Net investment income[sec]                                               $  0.29
 Net realized and unrealized gain on investments                             0.21
                                                                         --------
  Total from investment operations                                        $  0.50
                                                                         --------
Less distributions declared to shareholders -
 From net investment income                                               $ (0.24)
 From net realized gain on investments                                        --
 In excess of net investment income                                           --
 From paid-in capital                                                         --
                                                                         --------
  Total distributions declared to shareholders                            $ (0.24)
                                                                         --------
Net asset value - end of period                                           $  9.79
                                                                         --------
Total return[dbldag]                                                        8.16%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                                   0.40%+
 Net investment income                                                      5.93%+
Portfolio turnover                                                            32%
Net assets at end of period (000 omitted)                                 $ 6,412




   Net investment income                                                  $  0.26
   Ratios (to average net assets):
    Expenses                                                                1.09%+
    Net investment income                                                   5.24%+

See notes to financial statements

---------------------------------------------------------------------------------------------------------------
                                                  New York Fund
---------------------------------------------------------------------------------------------------------------
                                                                               Year Ended March 31,
                                                                  ---------------------------------------------
                                                                       1998        1997        1996        1995
                                                                  ---------------------------------------------
                                                                    Class B
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.59     $ 10.66     $ 10.49     $ 10.50
                                                                    -------     -------     -------     -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.49     $  0.47     $  0.47     $  0.47
 Net realized and unrealized gain (loss) on investments                0.64       (0.07)       0.17        0.05
                                                                    -------     -------     -------     -------
  Total from investment operations                                  $  1.13     $  0.40     $  0.64     $  0.52
                                                                    -------     -------     -------     -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.46)    $ (0.47)    $ (0.47)    $ (0.47)
 From net realized gain on investments                                   --          --          --          --
 In excess of net investment income[dbldag][dbldag]                      --          --       (0.00)      (0.01)
 In excess of net realized gain on investments                           --          --          --       (0.05)
                                                                   --------    --------    --------    --------
  Total distributions declared to shareholders                      $ (0.46)    $ (0.47)    $ (0.47)    $ (0.53)
                                                                   --------    --------    --------    --------
Net asset value - end of period                                     $ 11.26     $ 10.59     $ 10.66     $ 10.49
                                                                   --------    --------    --------    --------
Total return                                                         10.78%       3.77%       6.10%       5.17%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.78%       1.92%       1.92%       1.89%
 Net investment income                                                4.39%       4.37%       4.27%       4.58%
Portfolio turnover                                                      41%         64%        102%        147%
Net assets at end of period (000 omitted)                           $26,618     $26,724     $28,068     $11,885

**For the period from the inception of Class B, September 7, 1993, through January 31, 1994.

 +Annualized.

++Not annualized.

 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.

##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

[dbldag][dbldag]For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0048.

[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.48          --          --     $  0.47
   Ratios (to average net assets):
    Expenses##                                                        1.85%          --          --       1.91%
    Net investment income                                             4.32%          --          --       4.57%



---------------------------------------------------------------------------------------------------------------
                                                  New York Fund
---------------------------------------------------------------------------------------------------------------
                                                                  Two Months
                                                                       Ended   Period Ended
                                                                   March 31,    January 31,
                                                                        1994         1994**
                                                                  -------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $ 11.34       $  11.46
                                                                     -------       --------
Income from investment operations# -
 Net investment income[sec]                                          $  0.07       $   0.18
 Net realized and unrealized gain (loss) on investments                (0.83)          0.04
                                                                     -------       --------
  Total from investment operations                                   $ (0.76)      $   0.22
                                                                     -------       --------
Less distributions declared to shareholders -
 From net investment income                                          $ (0.07)      $  (0.18)
 From net realized gain on investments                                    --          (0.15)
 In excess of net investment income[dbldag][dbldag]                    (0.01)         (0.01)
 In excess of net realized gain on investments                            --             --
                                                                     -------       --------
  Total distributions declared to shareholders                       $ (0.08)      $  (0.34)
                                                                     -------       --------
Net asset value - end of period                                      $ 10.50       $  11.34
                                                                     -------       --------
Total return                                                         (6.71)%++        5.20%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.87%+         1.79%+
 Net investment income                                                 4.21%+         3.90%+
Portfolio turnover                                                       15%            51%
Net assets at end of period (000 omitted)                            $ 6,265       $  4,828



   Net investment income                                             $  0.07       $   0.17
   Ratios (to average net assets):
    Expenses##                                                         1.97%+         2.00%+
    Net investment income                                              4.11%+         3.69%+

See notes to financial statements

---------------------------------------------------------------------------------------------------------------------------
                                                       North Carolina Fund
---------------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended March 31,
                                                                  ---------------------------------------------------------
                                                                       1998         1997          1996            1995
                                                                  ---------------------------------------------------------
                                                                    Class A
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 11.56      $ 11.57       $ 11.42         $ 11.48
                                                                    -------      -------       -------         -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.59      $  0.59       $  0.59         $  0.61
 Net realized and unrealized gain (loss) on investments                0.59        (0.01)         0.15            0.03
                                                                    -------      -------       -------         -------
  Total from investment operations                                  $  1.18      $  0.58       $  0.74         $  0.64
                                                                    -------      -------       -------         -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.59)     $ (0.59)      $ (0.59)        $ (0.60)
 From net realized gain on investments                                   --           --            --           (0.06)
 In excess of net investment income[dbldag][dbldag]                      --        (0.00)        (0.00)             --
 In excess of net realized gain on investments                           --           --            --           (0.04)
                                                                    -------      -------       -------         -------
  Total distributions declared to shareholders                      $ (0.59)     $ (0.59)      $ (0.59)        $ (0.70)
                                                                    -------      -------       -------         -------
Net asset value - end of period                                     $ 12.15      $ 11.56       $ 11.57         $ 11.42
                                                                    -------      -------       -------         -------
Total return[dbldag]                                                 10.36%        5.09%         6.56%           5.86%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.03%        1.08%         1.17%           1.16%
 Net investment income                                                4.92%        5.05%         5.04%           5.38%
Portfolio turnover                                                      24%          33%           30%             58%
Net assets at end of period (000 omitted)                          $380,595     $377,112      $409,347        $429,131

 +Annualized.

++Not annualized.

 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.

##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

[dbldag][dbldag]For the years ended March 31, 1997, and 1996, the per share distributions in excess of net investment income were $0.002 and $0.002, respectively.

[sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.58      $  0.58            --              --
   Ratios (to average net assets):
    Expenses##                                                        1.13%        1.15%            --              --
    Net investment income                                             4.82%        4.98%            --              --


                                                                   Two Months
                                                                        Ended       Year Ended
                                                                    March 31,      January 31,
                                                                         1994             1994
                                                                  ------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  12.37         $  11.80
                                                                     --------         --------
Income from investment operations# -
 Net investment income[sec]                                          $   0.10         $   0.64
 Net realized and unrealized gain (loss) on investments                 (0.89)            0.58
                                                                     --------         --------
  Total from investment operations                                   $  (0.79)        $   1.22
                                                                     --------         --------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.07)        $  (0.61)
 From net realized gain on investments                                     --            (0.01)
 In excess of net investment income[dbldag][dbldag]                     (0.03)           (0.03)
 In excess of net realized gain on investments                             --               --
                                                                     --------         --------
  Total distributions declared to shareholders                       $  (0.10)        $  (0.65)
                                                                     --------         --------
Net asset value - end of period                                      $  11.48         $  12.37
                                                                     --------         --------
Total return[dbldag]                                                  (6.39)%++         10.59%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.16%+           1.19%
 Net investment income                                                  4.96%+           5.21%
Portfolio turnover                                                         2%              12%
Net assets at end of period (000 omitted)                            $460,321         $495,158



   Net investment income                                                   --               --
   Ratios (to average net assets):
    Expenses##                                                             --               --
    Net investment income                                                  --               --


See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                  North Carolina Fund
-----------------------------------------------------------------------------------------------------------------------------
Year Ended January 31,                                                 1993        1992        1991        1990        1989
-----------------------------------------------------------------------------------------------------------------------------
                                                                    Class A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  11.45     $ 11.30     $ 11.18     $ 11.15     $ 11.13
                                                                   --------    --------    --------    --------    --------
Income from investment operations  -
 Net investment income                                             $   0.65     $  0.70     $  0.72     $  0.73     $  0.74
 Net realized and unrealized gain on investments                       0.37        0.26        0.17        0.03        0.02
                                                                   --------    --------    --------    --------    --------
  Total from investment operations                                 $   1.02     $  0.96     $  0.89     $  0.76     $  0.76
                                                                   --------    --------    --------    --------    --------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.67)    $ (0.76)    $ (0.72)    $ (0.73)    $ (0.74)
 From net realized gain on investments                                   --       (0.01)      (0.05)         --          --
 From paid-in capital[dbldag][dbldag]                                    --       (0.04)      (0.00)         --          --
                                                                   --------    --------    --------    --------    --------
  Total distributions declared to shareholders                     $  (0.67)    $ (0.81)    $ (0.77)    $ (0.73)    $ (0.74)
                                                                   --------    --------    --------    --------    --------
Net asset value - end of period                                    $  11.80     $ 11.45     $ 11.30     $ 11.18     $ 11.15
                                                                   --------    --------    --------    --------    --------
Total return[dbldag]                                                  9.23%       8.82%       8.34%       6.97%       7.12%
Ratios (to average net assets)/Supplemental data:
 Expenses                                                             1.07%       1.09%       1.09%       1.12%       1.11%
 Net investment income                                                5.80%       6.17%       6.47%       6.48%       6.70%
Portfolio turnover                                                       2%         39%         44%         61%         25%
Net assets at end of period (000 omitted)                          $398,352    $312,466    $226,806    $175,101    $129,287

[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

[dbldag][dbldag]For the year ended January 31, 1991, the per share distribution from paid-in capital was $0.0005.

See notes to financial statements

-------------------------------------------------------------------------------------------------------------------
                                                  North Carolina Fund
-------------------------------------------------------------------------------------------------------------------
                                                                                  Year Ended March 31,
                                                                ---------------------------------------------------
                                                                       1998        1997         1996          1995
                                                                ---------------------------------------------------
                                                                   Class B
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 11.55     $ 11.56      $ 11.42       $ 11.47
                                                                    -------     -------      -------       -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.51     $  0.50      $  0.50       $  0.52
 Net realized and unrealized gain (loss) on investments                0.60        --           0.14          0.05
                                                                    -------     -------      -------       -------
  Total from investment operations                                  $  1.11     $  0.50      $  0.64       $  0.57
                                                                    -------     -------      -------       -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.51)    $ (0.51)     $ (0.50)      $ (0.52)
 From net realized gain on investments                                 --          --           --           (0.06)
 In excess of net investment income[dbldag][dbldag]                    --         (0.00)       (0.00)        --
 In excess of net realized gain on investments                         --          --           --           (0.04)
                                                                    -------     -------      -------       -------
  Total distributions declared to shareholders                      $ (0.51)    $ (0.51)     $ (0.50)      $ (0.62)
                                                                    -------     -------      -------       -------
Net asset value - end of period                                     $ 12.15     $ 11.55      $ 11.56       $ 11.42
                                                                    -------     -------      -------       -------
Total return                                                          9.75%       4.36%        5.70%         5.20%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.68%       1.78%        1.90%         1.88%
 Net investment income                                                4.27%       4.36%        4.30%         4.64%
Portfolio turnover                                                      24%         33%          30%           58%
Net assets at end of period (000 omitted)                           $44,238     $39,035      $33,847       $26,260

**For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]For the years ended March 31, 1997, and 1996, and the two months ended March 31, 1994, the per share distributions in excess of net investment income were
$0.001, $0.002, and $0.004, respectively.
[sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated.
     If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been


  Net investment income                                             $  0.50     $  0.49         --           --
   Ratios (to average net assets):
    Expenses##                                                        1.78%       1.85%         --           --
    Net investment income                                             4.17%       4.29%         --           --

                                                                      Two Months
                                                                           Ended      Period Ended
                                                                       March 31,       January 31,
                                                                            1994            1994**
---------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $  12.36           $ 12.36
                                                                        --------           -------
Income from investment operations# -
 Net investment income[sec]                                             $   0.08           $  0.22
 Net realized and unrealized gain (loss) on investments                    (0.89)             0.01
                                                                        --------           -------
  Total from investment operations                                      $  (0.81)          $  0.23
                                                                        --------           -------
Less distributions declared to shareholders -
 From net investment income                                             $  (0.08)          $ (0.21)
 From net realized gain on investments                                     --                (0.01)
 In excess of net investment income[dbldag][dbldag]                        (0.00)            (0.01)
 In excess of net realized gain on investments                             --                --
                                                                        --------           -------
  Total distributions declared to shareholders                          $  (0.08)          $ (0.23)
                                                                        --------           -------
Net asset value - end of period                                         $  11.47           $ 12.36
                                                                        --------           -------
Total return                                                             (6.51)%++           4.58%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                1.88%+            1.84%+
 Net investment income                                                     4.18%+            4.03%+
Portfolio turnover                                                            2%               12%
Net assets at end of period (000 omitted)                               $ 15,866           $13,379



   Net investment income                                                   --                --
   Ratios (to average net assets):
    Expenses##                                                             --                --
    Net investment income                                                  --                --

See notes to financial statements

----------------------------------------------------------------------------------------------------------------
                                                  North Carolina Fund
----------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended March 31,
                                                              --------------------------------------------------
                                                                       1998        1997       1996         1995
                                                              --------------------------------------------------
                                                                   Class C
----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 11.55     $ 11.56    $ 11.41      $ 11.47
                                                                    -------     -------    -------      -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.51     $  0.52    $  0.51      $  0.53
 Net realized and unrealized gain (loss) on investments                0.60       (0.02)      0.15         0.04
                                                                    -------     -------    -------      -------
  Total from investment operations                                  $  1.11     $  0.50    $  0.66      $  0.57
                                                                    -------     -------    -------      -------
Less distributions declared to shareholders -
 From net investment income[dbldag][dbldag]                         $ (0.51)    $ (0.51)   $ (0.51)     $ (0.53)
 From net realized gain on investments                                 --          --         --          (0.06)
 In excess of net realized gain on investments                         --          --         --          (0.04)
                                                                    -------     -------    -------      -------
  Total distributions declared to shareholders                      $ (0.51)    $ (0.51)   $ (0.51)     $ (0.63)
                                                                    -------     -------    -------      -------
Net asset value - end of period                                     $ 12.15      $11.55     $11.56      $ 11.41
                                                                    -------     -------    -------      -------
Total return                                                          9.75%       4.41%      5.87%        5.18%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.68%       1.73%      1.83%        1.81%
 Net investment income                                                4.27%       4.40%      4.38%        4.71%
Portfolio turnover                                                      24%         33%        30%          58%
Net assets at end of period (000 omitted)                           $ 8,143     $ 7,789    $ 9,352      $ 8,149

***For the period from the inception of Class C, January 3, 1994, through January 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]For the years ended March 31, 1997, and 1996, the two months ended March 31, 1994, and the period ended January 31, 1994, the per share distributions in exces of net investment income were $0.002,
                $0.002, $0.002, and $0.003, respectively.
[sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated.
     If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:


   Net investment income                                            $  0.50     $  0.51       --           --
   Ratios (to average net assets):
    Expenses##                                                        1.78%       1.80%       --           --
    Net investment income                                             4.17%       4.33%       --           --


                                                                  Two Months
                                                                       Ended      Period Ended
                                                                   March 31,       January 31,
                                                                        1994           1994***
-----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $ 12.36           $ 12.24
                                                                     -------           -------
Income from investment operations# -
 Net investment income[sec]                                          $  0.10           $  0.02
 Net realized and unrealized gain (loss) on investments                (0.90)             0.12
                                                                     -------           -------
  Total from investment operations                                   $ (0.80)          $  0.14
                                                                     -------           -------
Less distributions declared to shareholders -
 From net investment income[dbldag][dbldag]                          $ (0.09)          $ (0.02)
 From net realized gain on investments                                  --                --
 In excess of net realized gain on investments                          --                --
                                                                     -------           -------
  Total distributions declared to shareholders                       $ (0.09)          $ (0.02)
                                                                     -------           -------
Net asset value - end of period                                      $ 11.47           $ 12.36
                                                                     -------           -------
Total return                                                         (6.50)%++          16.50%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.82%+            1.44%+
 Net investment income                                                 4.25%+            2.33%+
Portfolio turnover                                                        2%               12%
Net assets at end of period (000 omitted)                            $ 6,661           $ 4,584



   Net investment income                                                --                --
   Ratios (to average net assets):
    Expenses##                                                          --                --
    Net investment income                                               --                --


See notes to financial statements

-----------------------------------------------------------------------------------------------------------------
                                               Pennsylvania Fund
-----------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended March 31,
                                                              ---------------------------------------------------
                                                                       1998        1997        1996         1995
                                                              ---------------------------------------------------
                                                                   Class A
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $   9.26     $  9.37     $  9.29      $  9.15
                                                                   --------     ------      -------      -------
Income from investment operations# -
 Net investment income[sec]                                        $   0.50     $  0.53     $  0.54      $  0.54
 Net realized and unrealized gain (loss) on investments                0.56       (0.10)       0.09         0.18
                                                                   --------     -------     -------      -------
  Total from investment operations                                 $   1.06     $  0.43     $  0.63      $  0.72
                                                                   --------     -------     -------      -------
Less distributions declared to shareholders -
 From net investment income[dbldag][dbldag]                        $  (0.50)    $ (0.54)    $ (0.55)     $ (0.54)
 From net realized gain on investments                                --          --          --           (0.01)
 In excess of net realized gain on investments                        --          --          --           (0.03)
                                                                   --------     -------     -------      -------
  Total distributions declared to shareholders                     $  (0.50)    $ (0.54)    $ (0.55)     $ (0.58)
                                                                   --------     -------     -------      -------
Net asset value - end of period                                    $   9.82      $ 9.26     $  9.37      $  9.29
                                                                   --------     -------     -------      -------
Total return[dbldag]                                                 11.65%       4.67%       6.85%        8.14%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                             0.40%       0.10%       0.10%        0.01%
 Net investment income                                                5.15%       5.66%       5.76%        5.97%
Portfolio turnover                                                      31%         42%         40%          49%
Net assets at end of period (000 omitted)                          $ 18,918     $16,933     $18,030      $16,411

 *For the period from the commencement of the Fund's investment operations, February 1, 1993, through January 31,
  1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[dbldag][dbldag]For the year ended March 31, 1997, per share distribution in excess of net investment income was
                $0.003.
[sec]Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the
     Fund, exclusive of management, distribution, and service fees, at not more than 0.00% of average daily net assets. Effective October 31, 1997, the investment adviser voluntarily waived a portion of its management fee. If this fee had been incurred by the Fund and to the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:


   Net investment income                                           $   0.44     $  0.45     $  0.45      $  0.43
   Ratios (to average net assets):
    Expenses##                                                        0.99%       0.95%       1.00%        1.18%
    Net investment income                                             4.56%       4.81%       4.86%        4.80%


                                                                   Two Months
                                                                        Ended       Period Ended
                                                                    March 31,        January 31,
                                                                         1994              1994*
-------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  10.14           $   9.53
                                                                     --------           --------
Income from investment operations# -
 Net investment income[sec]                                          $   0.09           $   0.50
 Net realized and unrealized gain (loss) on investments                 (0.99)              0.62
                                                                     --------           --------
  Total from investment operations                                   $  (0.90)          $   1.12
                                                                     --------           --------
Less distributions declared to shareholders -
 From net investment income[dbldag][dbldag]                          $  (0.09)          $  (0.50)
 From net realized gain on investments                                     --              (0.01)
 In excess of net realized gain on investments                             --                --
                                                                     --------           --------
  Total distributions declared to shareholders                       $  (0.09)          $  (0.51)
                                                                     --------           --------
Net asset value - end of period                                      $   9.15           $  10.14
                                                                     --------           --------
Total return[dbldag]                                                  (8.91)%++           12.12%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                               0.00%+             0.00%+
 Net investment income                                                  5.43%+             5.30%+
Portfolio turnover                                                         1%                10%
Net assets at end of period (000 omitted)                            $ 13,961           $ 13,987



   Net investment income                                             $   0.06           $   0.32
   Ratios (to average net assets):
    Expenses##                                                          1.84%+             1.94%+
    Net investment income                                               3.60%+             3.36%+

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------
                                               Pennsylvania Fund
-----------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended March 31,
                                                              ---------------------------------------------------
                                                                       1998        1997        1996         1995
                                                              ---------------------------------------------------
                                                                    Class B
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  9.28     $  9.39     $  9.29      $  9.15
                                                                    -------     -------     -------      -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.42     $  0.46     $  0.50      $  0.45
 Net realized and unrealized gain (loss) on investments                0.56       (0.11)       0.07         0.18
                                                                    -------     -------     -------      -------
  Total from investment operations                                  $  0.98     $  0.35     $  0.57      $  0.63
                                                                    -------     -------     -------      -------
Less distributions declared to shareholders -
 From net investment income[dbldag][dbldag]                         $ (0.42)    $ (0.46)    $ (0.47)     $ (0.45)
 From net realized gain on investments                                 --          --          --          (0.01)
 In excess of net realized gain on investments                         --          --          --          (0.03)
                                                                    -------     -------     -------      -------
  Total distributions declared to shareholders                      $ (0.42)    $ (0.46)    $ (0.47)     $ (0.49)
                                                                    -------     -------     -------      -------
Net asset value - end of period                                     $  9.84     $  9.28     $  9.39      $  9.29
                                                                    -------     -------     -------      -------
Total return                                                         10.76%       3.83%       6.23%        7.07%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                             1.19%       0.90%       0.88%        1.01%
 Net investment income                                                4.36%       4.86%       4.98%        4.96%
Portfolio turnover                                                      31%         42%         40%          49%
Net assets at end of period (000 omitted)                           $20,551     $24,898     $24,170      $ 7,699

**For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]For the year ended March 31, 1997, and the two months ended March 31, 1994, the per share distributions in excess of net investment income were $0.002 and $0.001, respectively.
[sec]Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the
     Fund, exclusive of management, distribution, and service fees, at not more than 0.00% of average daily net assets. Effective October 31, 1997, the investment adviser voluntarily waived a portion of its management fee. If this fee had been incurred by the Fund and to the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:



   Net investment income                                            $  0.36     $  0.38     $  0.41      $  0.34
   Ratios (to average net assets):
    Expenses##                                                        1.78%       1.75%       1.85%        2.26%
    Net investment income                                             3.77%       4.01%       4.01%        3.72%


                                                                   Two Months
                                                                        Ended        Period Ended
                                                                    March 31,         January 31,
                                                                         1994              1994**
--------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  10.15             $ 10.06
                                                                     --------             -------
Income from investment operations# -
 Net investment income[sec]                                          $   0.06             $  0.17
 Net realized and unrealized gain (loss) on investments                 (0.99)               0.10
                                                                     --------             -------
  Total from investment operations                                   $  (0.93)            $  0.27
                                                                     --------             -------
Less distributions declared to shareholders -
 From net investment income[dbldag][dbldag]                          $  (0.07)            $ (0.17)
 From net realized gain on investments                                   --                 (0.01)
 In excess of net realized gain on investments                           --                 --
                                                                     --------             -------
  Total distributions declared to shareholders                       $  (0.07)            $ (0.18)
                                                                     --------             -------
Net asset value - end of period                                      $   9.15             $ 10.15
                                                                     --------             -------
Total return                                                          (9.16)%++             6.76%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                               1.00%+              1.00%+
 Net investment income                                                  4.37%+              4.22%+
Portfolio turnover                                                         1%                 10%
Net assets at end of period (000 omitted)                            $  4,304             $ 3,401




   Net investment income                                             $   0.04             $  0.05
   Ratios (to average net assets):
    Expenses##                                                          2.91%+              2.50%+
    Net investment income                                               2.47%+              1.29%+

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------
                                              South Carolina Fund
-----------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended March 31,
                                                              ---------------------------------------------------
                                                                        1998         1997        1996        1995
                                                              ---------------------------------------------------
                                                                    Class A
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  11.88     $  11.97    $  11.86    $  11.79
                                                                    --------     --------    --------    --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.60     $   0.62    $   0.62    $   0.63
 Net realized and unrealized gain (loss) on investments                 0.64        (0.10)       0.11        0.15
                                                                    --------     --------    --------    --------
  Total from investment operations                                  $   1.24     $   0.52    $   0.73    $   0.78
                                                                    --------     --------    --------    --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.60)    $  (0.61)   $  (0.62)   $  (0.62)
 From net realized gain on investments                                  --           --          --         (0.06)
 In excess of net investment income[dbldag][dbldag]                    (0.00)        --         (0.00)       --
 In excess of net realized gain on investments                          --           --          --         (0.03)
                                                                    --------     --------    --------    --------
  Total distributions declared to shareholders                      $  (0.60)    $  (0.61)   $  (0.62)   $  (0.71)
                                                                    --------     --------    --------    --------
Net asset value - end of period                                     $  12.52     $  11.88    $  11.97    $  11.86
                                                                    --------     --------    --------    --------
Total return[dbldag]                                                  10.62%        4.46%       6.20%       6.93%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.06%        1.10%       1.20%       1.19%
 Net investment income                                                 4.86%        5.17%       5.10%       5.37%
Portfolio turnover                                                       29%          13%         18%         30%
Net assets at end of period (000 omitted)                           $148,820     $148,908    $166,801    $171,045

 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[dbldag][dbldag]For the years ended March 31, 1998 and 1996, the per share distributions in excess of net investment income were $0.0009 and $0.0006, respectively.
[sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:




   Net investment income                                            $   0.59     $   0.16        --          --
   Ratios (to average net assets):
    Expenses ##                                                        1.16%        1.16%        --          --
    Net investment income                                              4.76%        5.11%        --          --




                                                                   Two Months
                                                                        Ended     Year Ended
                                                                    March 31,    January 31,
                                                                         1994           1994
---------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  12.74       $  12.02
                                                                     --------       --------
Income from investment operations# -
 Net investment income[sec]                                          $   0.08       $   0.63
 Net realized and unrealized gain (loss) on investments                 (0.92)          0.74
                                                                     --------       --------
  Total from investment operations                                   $  (0.84)      $   1.37
                                                                     --------       --------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.08)      $  (0.61)
 From net realized gain on investments                                   --            (0.01)
 In excess of net investment income[dbldag][dbldag]                     (0.03)         (0.03)
 In excess of net realized gain on investments                           --             --
                                                                     --------       --------
  Total distributions declared to shareholders                       $  (0.11)      $  (0.65)
                                                                     --------       --------
Net asset value - end of period                                      $  11.79       $  12.74
                                                                     --------       --------
Total return[dbldag]                                                  (6.65)%++       11.69%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.23%+         1.22%
 Net investment income                                                  5.09%+         5.06%
Portfolio turnover                                                         4%            10%
Net assets at end of period (000 omitted)                            $173,316       $187,307



   Net investment income                                                 --             --
   Ratios (to average net assets):
    Expenses ##                                                          --             --
    Net investment income                                                --             --


See notes to financial statements

--------------------------------------------------------------------------------------------------------------------------
                                                      South Carolina Fund
--------------------------------------------------------------------------------------------------------------------------
Year Ended January 31,                                                  1993        1992       1991       1990       1989
--------------------------------------------------------------------------------------------------------------------------
                                                                    Class A
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  11.74    $  11.45    $ 11.30    $ 11.24    $ 11.14
                                                                    --------    --------    -------    -------    -------
Income from investment operations -
 Net investment income                                              $   0.67    $   0.70    $  0.71    $  0.72    $  0.76
 Net realized and unrealized gain on investments                        0.34        0.40       0.21       0.06       0.11
                                                                    --------    --------    -------    -------    -------
  Total from investment operations                                  $   1.01    $   1.10    $  0.92    $  0.78    $  0.87
                                                                    --------    --------    -------    -------    -------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.69)   $  (0.76)   $ (0.71)   $ (0.72)   $ (0.77)
 From net realized gain on investments                                 (0.04)      (0.05)     (0.06)      --         --
                                                                    --------    --------    -------    -------    -------
  Total distributions declared to shareholders                      $  (0.73)   $  (0.81)   $ (0.77)   $ (0.72)   $ (0.77)
                                                                    --------    --------    -------    -------    -------
Net asset value - end of period                                     $  12.02    $  11.74    $ 11.45     $11.30     $11.24
                                                                    --------    --------    -------    -------    -------
Total return[dbldag]                                                   8.89%       9.95%      8.46%      7.13%      8.18%
Ratios (to average net assets)/Supplemental data:
 Expenses                                                              1.12%       1.15%      1.18%      1.21%      0.97%
 Net investment income                                                 5.74%       6.07%      6.30%      6.35%      6.90%
Portfolio turnover                                                       11%         22%        47%        54%        27%
Net assets at end of period (000 omitted)                           $144,539    $101,434    $75,922    $57,675    $45,391

[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------
                                              South Carolina Fund
-----------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended March 31,
                                                                -------------------------------------------------
                                                                       1998        1997         1996        1995
                                                                -------------------------------------------------
                                                                    Class B
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 11.88     $ 11.97      $ 11.86     $ 11.78
                                                                    -------     -------      -------     -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.52     $  0.54      $  0.52     $  0.54
 Net realized and unrealized gain (loss) on investments                0.64       (0.10)        0.12        0.17
                                                                    -------     -------      -------     -------
  Total from investment operations                                  $  1.16     $  0.44      $  0.64     $  0.71
                                                                    -------     -------      -------     -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.52)    $ (0.53)     $ (0.53)    $ (0.54)
 From net realized gain on investments                                 --          --           --         (0.06)
 In excess of net investment income[dbldag][dbldag]                   (0.00)       --          (0.00)      (0.00)
 In excess of net realized gain on investments                         --          --           --         (0.03)
                                                                    -------     -------      -------     -------
  Total distributions declared to shareholders                      $ (0.52)    $ (0.53)     $ (0.53)    $ (0.63)
                                                                    -------     -------      -------     -------
Net asset value - end of period                                     $ 12.52      $11.88      $ 11.97     $ 11.86
                                                                    -------     -------      -------     -------
Total return                                                          9.91%       3.73%        5.43%       6.26%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.71%       1.79%        1.92%       1.90%
 Net investment income                                                4.21%       4.48%        4.35%       4.63%
Portfolio turnover                                                      29%         13%          18%         30%
Net assets at end of period (000 omitted)                           $28,086     $21,871      $18,420     $12,964

**For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]For the years ended March 31, 1998, 1996, and 1995, the per share distributions in excess of net investment income were $0.0008, $0.0005 and $0.00436, respectively.
[sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated.
     If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:



   Net investment income                                            $  0.51     $  0.53         --          --
   Ratios (to average net assets):
    Expenses ##                                                       1.81%       1.85%         --          --
    Net investment income                                             4.11%       4.42%         --          --



                                                                   Two Months
                                                                        Ended   Period Ended
                                                                    March 31,    January 31,
                                                                         1994         1994**
---------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  12.73        $ 12.67
                                                                     --------        -------
Income from investment operations# -
 Net investment income[sec]                                          $   0.08        $  0.21
 Net realized and unrealized gain (loss) on investments                 (0.94)          0.06
                                                                     --------        -------
  Total from investment operations                                   $  (0.86)       $  0.27
                                                                     --------        -------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.08)       $ (0.20)
 From net realized gain on investments                                   --             --
 In excess of net investment income[dbldag][dbldag]                     (0.01)         (0.01)
 In excess of net realized gain on investments                           --             --
                                                                     --------        -------
  Total distributions declared to shareholders                       $  (0.09)       $ (0.21)
                                                                     --------        -------
Net asset value - end of period                                      $  11.78        $ 12.73
                                                                     --------        -------
Total return                                                          (6.77)%++        5.47%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.96%+         1.90%+
 Net investment income                                                  4.29%+         3.86%+
Portfolio turnover                                                         4%            10%
Net assets at end of period (000 omitted)                            $ 10,085        $ 8,217



  Net investment income                                                  --             --
  Ratios (to average net assets):
    Expenses ##                                                          --             --
    Net investment income                                                --             --

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------
                                                   Tennessee Fund
------------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended March 31,
                                                                --------------------------------------------------------
                                                                        1998         1997          1996            1995
                                                                --------------------------------------------------------
                                                                     Class B
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  10.32     $  10.40      $  10.27        $  10.26
                                                                    --------     --------      --------        --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.53     $   0.55      $   0.54        $   0.56
 Net realized and unrealized gain (loss) on investments                 0.60        (0.09)         0.13            0.02
                                                                    --------     ---------     --------        --------
  Total from investment operations                                  $   1.13     $   0.46      $   0.67        $   0.58
                                                                    --------     ---------     --------        --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.53)    $  (0.54)     $  (0.54)       $  (0.56)
 From net realized gain on investments[dbldag][dbldag]                 --           --            --              (0.00)
 In excess of net investment income[dbldag][dbldag][dbldag]            (0.01)       --            (0.00)          --
 In excess of net realized gain on investments                         --           --            --              (0.01)
                                                                    --------     --------      --------        --------
  Total distributions declared to shareholders                      $  (0.54)    $  (0.54)     $  (0.54)       $  (0.57)
                                                                    --------     --------      --------        --------
Net asset value - end of period                                     $  10.91     $  10.32      $  10.40        $  10.27
                                                                    --------     --------      --------        --------
Total return[dbldag]                                                  11.11%        4.48%         6.66%           5.86%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.07%        1.10%         1.21%           1.22%
 Net investment income                                                 4.97%        5.26%         5.18%           5.52%
Portfolio turnover                                                       26%          20%           20%             27%
Net assets at end of period (000 omitted)                           $108,871     $108,000      $109,811        $117,572

 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[dbldag][dbldag]For the year ended March 31, 1995, the per share distribution from net realized gain on investments was
                $0.0014.
[dbldag][dbldag][dbldag]For the year ended March 31, 1996, the per share distribution in excess of net investment income was
                        $0.0024.
[sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:



   Net investment income                                            $   0.52     $   0.54         --              --
   Ratios (to average net assets):
    Expenses##                                                         1.17%        1.16%         --              --
    Net investment income                                              4.87%        5.20%         --              --


                                                                   Two Months
                                                                        Ended      Year Ended
                                                                    March 31,     January 31,
                                                                         1994            1994
 ---------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  10.94         $ 10.37
                                                                     --------         -------
Income from investment operations# -
 Net investment income[sec]                                          $   0.09         $  0.57
 Net realized and unrealized gain (loss) on investments                 (0.68)           0.57
                                                                     --------         -------
  Total from investment operations                                   $  (0.59)        $  1.14
                                                                     --------         -------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.07)        $ (0.54)
 From net realized gain on investments[dbldag][dbldag]                   --              --
 In excess of net investment income[dbldag][dbldag][dbldag]             (0.02)          (0.03)
 In excess of net realized gain on investments                           --              --
                                                                     --------         -------
  Total distributions declared to shareholders                       $  (0.09)        $ (0.57)
                                                                     --------         -------
Net asset value - end of period                                      $  10.26         $ 10.94
                                                                     --------         -------
Total return[dbldag]                                                   (5.39)%++        11.20%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.21%+           1.29%
 Net investment income                                                  5.31%+           5.25%
Portfolio turnover                                                         4%              12%
Net assets at end of period (000 omitted)                            $117,117         $123,050



   Net investment income                                                 --              --
   Ratios (to average net assets):
    Expenses##                                                           --              --
    Net investment income                                                --              --


See notes to financial statements

--------------------------------------------------------------------------------------------------------------------------
                                                      Tennessee Fund
--------------------------------------------------------------------------------------------------------------------------
                                                                             Year Ended January 31,          Period Ended
                                                                --------------------------------------------  January 31,
                                                                      1993      1992       1991        1990         1989*
                                                                ----------------------------------------------------------
                                                                   Class A
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $ 10.10   $  9.90    $  9.80     $  9.68       $  9.53
                                                                   -------   -------    -------     -------        ------
Income from investment operations -
 Net investment income[sec]                                        $  0.57   $  0.61    $  0.62     $  0.67       $  0.22
 Net realized and unrealized gain on investments                      0.31      0.30       0.13        0.11          0.10
                                                                   -------   -------    -------     -------        ------
  Total from investment operations                                 $  0.88   $  0.91    $  0.75     $  0.78       $  0.32
                                                                   -------   -------    -------     -------        ------
Less distributions declared to shareholders -
 From net investment income                                        $ (0.57)  $ (0.66)   $ (0.63)    $ (0.66)      $ (0.17)
 From net realized gain on investments                               (0.01)    (0.05)     (0.02)       --            --
 In excess of net investment income                                  (0.03)     --         --          --            --
 From paid-in capital[dbldag][dbldag]                                 --        --        (0.00)       --            --
                                                                   -------   -------    -------     -------       -------
  Total distributions declared to shareholders                     $ (0.61)  $ (0.71)   $ (0.65)    $ (0.66)      $ (0.17)
                                                                   -------   -------    -------     -------       -------
Net asset value - end of period                                    $ 10.37   $ 10.10    $  9.90     $  9.80       $  9.68
                                                                   -------   -------    -------     -------       -------
Total return[dbldag]                                                 9.03%     9.50%      7.96%       8.30%         3.43%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                            1.14%     1.15%      1.03%       0.53%         0.40%+
 Net investment income                                               5.89%     6.11%      6.37%       6.70%         5.98%+
Portfolio turnover                                                      9%       42%        58%         78%            5%
Net assets at end of period (000 omitted)                          $99,443   $87,898    $72,108     $56,048       $15,832

 *For the period from the commencement of the Fund's investment operations, August 12, 1988, through January 31, 1989.
 +Annualized.
++Not annualized.
[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[dbldag][dbldag]For the year ended January 31, 1991, the per share distribution from paid-in capital was $0.0013.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                           $  0.61      --                  $  0.60       $  0.20
   Ratios (to average net assets):
    Expenses                                                          1.17%     --         --         1.24%         0.95%+
    Net investment income                                             6.23%     --         --         5.99%         5.43%+

See notes to financial statements

-------------------------------------------------------------------------------------------------------------------------
                                                   Tennessee Fund
-------------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended March 31,
                                                                ---------------------------------------------------------
                                                                       1998          1997           1996            1995
                                                                ---------------------------------------------------------
                                                                    Class B
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  10.31       $ 10.39        $ 10.26         $ 10.26
                                                                   --------       -------        -------         -------
Income from investment operations# -
 Net investment income[sec]                                        $   0.46       $  0.47        $  0.46         $  0.48
 Net realized and unrealized gain (loss) on investments                0.61         (0.09)          0.14            0.01
                                                                   --------       -------        -------         -------
  Total from investment operations                                 $   1.07       $  0.38        $  0.60         $  0.49
                                                                   --------       -------        -------         -------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.46)      $ (0.46)       $ (0.47)        $ (0.48)
 From net realized gain on investments[dbldag][dbldag]                 --            --             --             (0.00)
 In excess of net investment income[dbldag][dbldag][dbldag]           (0.01)         --          (0.00)             --
 In excess of net realized gain on investments                         --            --             --             (0.01)
                                                                   --------       -------        -------         -------
  Total distributions declared to shareholders                     $  (0.47)      $ (0.46)       $ (0.47)        $ (0.49)
                                                                   --------       -------        -------         -------
Net asset value - end of period                                    $  10.91       $ 10.31        $ 10.39         $ 10.26
                                                                   --------       -------        -------         -------
Total return                                                         10.51%         3.76%          5.89%           5.00%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.72%         1.79%          1.93%           1.94%
 Net investment income                                                4.32%         4.57%          4.43%           4.80%
Portfolio turnover                                                      26%           20%            20%             27%
Net assets at end of period (000 omitted)                          $ 18,198       $14,436        $12,935         $10,006

**For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]For the year ended March 31, 1995, the per share distribution from net realized gain on investments was
                $0.0014.
[dbldag][dbldag][dbldag]For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0021.
[sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                           $   0.45       $  0.46           --              --
   Ratios (to average daily net assets):
    Expenses##                                                        1.82%         1.85%           --              --
    Net investment income                                             4.22%         4.51%           --              --




                                                                  Two Months
                                                                       Ended   Period Ended
                                                                   March 31,    January 31,
                                                                        1994         1994**
--------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $ 10.95        $ 10.87
                                                                     -------        -------
Income from investment operations# -
 Net investment income[sec]                                          $  0.08        $  0.19
 Net realized and unrealized gain (loss) on investments                (0.69)          0.08
                                                                     -------        -------
  Total from investment operations                                   $ (0.61)       $  0.27
                                                                     -------        -------
Less distributions declared to shareholders -
 From net investment income                                          $ (0.08)       $ (0.19)
 From net realized gain on investments[dbldag][dbldag]                  --             --
 In excess of net investment income[dbldag][dbldag][dbldag]             --             --
 In excess of net realized gain on investments                          --             --
                                                                     -------        -------
  Total distributions declared to shareholders                       $ (0.08)       $ (0.19)
                                                                     -------        -------
Net asset value - end of period                                      $ 10.26        $ 10.95
                                                                     -------        -------
Total return                                                         (5.59)%++        2.48%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.93%+         1.93%+
 Net investment income                                                 4.49%+         4.20%+
Portfolio turnover                                                        4%            12%
Net assets at end of period (000 omitted)                            $ 5,294        $ 3,818



   Net investment income                                                --           --
   Ratios (to average daily net assets):
    Expenses##                                                          --           --
    Net investment income                                               --           --


See notes to financial statements

-------------------------------------------------------------------------------------------------------------------------
                                                     Virginia Fund
-------------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended March 31,
                                                                ---------------------------------------------------------
                                                                        1998         1997          1996            1995
                                                                ---------------------------------------------------------
                                                                    Class A
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  11.06     $  11.21      $  11.09        $  11.15
                                                                    --------     --------      --------        --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.57     $   0.59      $   0.59        $   0.56
 Net realized and unrealized gain (loss) on investments                 0.55        (0.15)         0.13            0.04
                                                                    --------     --------      --------        --------
  Total from investment operations                                  $   1.12     $   0.44      $   0.72        $   0.60
                                                                    --------     --------      --------        --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.57)    $  (0.59)     $  (0.60)       $  (0.61)
 From net realized gain on investments                                  --           --            --             (0.04)
 In excess of net investment income[dbldag][dbldag]                    (0.00)          --         (0.00)          (0.00)
 In excess of net realized gain on investments                          --           --            --             (0.01)
                                                                    --------     --------      --------        --------
  Total distributions declared to shareholders                      $  (0.57)    $  (0.59)     $  (0.60)       $  (0.66)
                                                                    --------     --------      --------        --------
Net asset value - end of period                                     $  11.61     $  11.06      $  11.21        $  11.09
                                                                    --------     --------      --------        --------
Total return[dbldag]                                                   10.32%        3.97%         6.52%           5.67%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.03%        1.08%         1.18%           1.16%
 Net investment income                                                  4.97%        5.27%         5.20%           4.91%
Portfolio turnover                                                        39%          42%           42%             27%
Net assets at end of period (000 omitted)                           $373,024     $379,185      $418,408        $430,688

 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[dbldag][dbldag]For the years ended March 31, 1998, 1996, and 1995, the per share distributions in excess of net investment income were $0.002, $0.005 and $0.003, respectively.
[sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:


   Net investment income                                            $   0.56      $  0.58           --             --
   Ratios (to average net assets):
    Expenses##                                                         1.13%        1.14%           --             --
    Net investment income                                              4.87%        5.21%           --             --



                                                                   Two Months
                                                                        Ended       Year Ended
                                                                    March 31,      January 31,
                                                                         1994             1994
-----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  12.07         $  11.72
                                                                     --------         --------
Income from investment operations# -
 Net investment income[sec]                                          $   0.10         $   0.65
 Net realized and unrealized gain (loss) on investments                 (0.92)            0.56
                                                                     --------         --------
  Total from investment operations                                   $  (0.82)        $   1.21
                                                                     --------         --------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.06)        $  (0.62)
 From net realized gain on investments                                   --              (0.20)
 In excess of net investment income[dbldag][dbldag]                     (0.04)           (0.04)
 In excess of net realized gain on investments                           --               --
                                                                     --------         --------
  Total distributions declared to shareholders                       $  (0.10)        $  (0.86)
                                                                     --------         --------
Net asset value - end of period                                      $  11.15         $  12.07
                                                                     --------         --------
Total return[dbldag]                                                  (6.80)%++         10.67%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.17%+           1.18%
 Net investment income                                                  5.33%+           5.37%
Portfolio turnover                                                         5%              22%
Net assets at end of period (000 omitted)                            $443,580         $479,333



   Net investment income                                                 --               --
   Ratios (to average net assets):
    Expenses##                                                           --               --
    Net investment income                                                --               --

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------------
                                                         Virginia Fund
----------------------------------------------------------------------------------------------------------------------------
Year Ended January 31,                                                 1993        1992        1991        1990        1989
----------------------------------------------------------------------------------------------------------------------------
                                                                    Class A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  11.44    $  11.16    $  10.97    $  10.91    $  10.75
                                                                   --------     -------    --------    --------    --------
Income from investment operations -
 Net investment income                                             $   0.68    $   0.71    $   0.73    $   0.73    $   0.74
 Net realized and unrealized gain on investments                       0.30        0.34        0.19        0.06        0.16
                                                                   --------     -------    --------    --------    --------
  Total from investment operations                                 $   0.98    $   1.05    $   0.92    $   0.79    $   0.90
                                                                   --------     -------    --------    --------    --------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.70)   $  (0.77)   $  (0.73)   $  (0.73)   $  (0.74)
 From net realized gain on investments[dbldag][dbldag]                (0.00)         --          --          --          --
                                                                   --------    --------    --------    --------    --------
  Total distributions declared to shareholders                     $  (0.70)   $  (0.77)   $  (0.73)   $  (0.73)   $  (0.74)
                                                                   --------    --------    --------    --------    --------
Net asset value - end of period                                    $  11.72    $  11.44    $  11.16    $  10.97    $  10.91
                                                                   --------    --------    --------    --------    --------
Total return[dbldag]                                                  8.88%       9.76%       8.74%       7.46%       8.76%
Ratios (to average net assets)/Supplemental data:
 Expenses                                                             1.08%       1.08%       1.11%       1.12%       1.09%
 Net investment income                                                6.02%       6.32%       6.64%       6.67%       6.91%
Portfolio turnover                                                      20%         13%         38%         41%         38%
Net assets at end of period (000 omitted)                          $399,696    $328,664    $275,202    $240,553    $207,680

[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[dbldag][dbldag]For the year ended January 31, 1993, the per share distribution from net realized gain on investments was
                $0.00348.

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------
                                                     Virginia Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended March 31,
                                                                -------------------------------------------------------
                                                                       1998          1997           1996          1995
                                                                -------------------------------------------------------
                                                                    Class B
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 11.06       $ 11.21        $ 11.08       $ 11.14
                                                                    -------       -------        -------       -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.49       $  0.51        $  0.51       $  0.53
 Net realized and unrealized gain (loss) on investments                0.56         (0.15)          0.13         (0.01)
                                                                    -------       -------        -------       -------
  Total from investment operations                                  $  1.05       $  0.36        $  0.64       $  0.52
                                                                    -------       -------        -------       -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.49)      $ (0.51)       $ (0.51)      $ (0.53)
 From net realized gain on investments                                 --            --             --           (0.04)
 In excess of net investment income[dbldag][dbldag]                   (0.01)         --            (0.00)        (0.00)
 In excess of net realized gain on investments                         --            --             --           (0.01)
                                                                    -------       -------        -------       -------
  Total distributions declared to shareholders                      $ (0.50)      $ (0.51)       $ (0.51)      $ (0.58)
                                                                    -------       -------        -------       -------
Net asset value - end of period                                     $ 11.61       $ 11.06        $ 11.21        $11.08
                                                                    -------       -------        -------       -------
Total return                                                          9.61%         3.24%          5.85%         4.91%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.68%         1.78%          1.90%         1.88%
 Net investment income                                                4.32%         4.57%          4.46%         4.84%
Portfolio turnover                                                      39%           42%            42%           27%
Net assets at end of period (000 omitted)                           $32,902       $30,567        $28,420       $22,007

**For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]For the years ended March 31, 1996, and 1995, and the two months ended March 31, 1994, the per share distributions in excess of net investment income were $0.002, $0.005, and $0.002, respectively.
[sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income and the ratios would have been:



   Net investment income                                            $  0.48       $  0.50           --             --
   Ratios (to average net assets):
    Expenses##                                                        1.78%         1.84%           --             --
    Net investment income                                             4.22%         4.51%           --             --



                                                                   Two Months
                                                                        Ended   Period Ended
                                                                    March 31,    January 31,
                                                                         1994         1994**
---------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  12.06        $ 12.14
                                                                     --------        -------
Income from investment operations# -
 Net investment income[sec]                                          $   0.09        $  0.22
 Net realized and unrealized gain (loss) on investments                 (0.92)          0.01
                                                                     --------        -------
  Total from investment operations                                   $  (0.83)       $  0.23
                                                                     --------        -------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.09)       $ (0.21)
 From net realized gain on investments                                   --            (0.09)
 In excess of net investment income[dbldag][dbldag]                     (0.00)         (0.01)
 In excess of net realized gain on investments                           --             --
                                                                     --------        -------
  Total distributions declared to shareholders                       $  (0.09)       $ (0.31)
                                                                     --------        -------
Net asset value - end of period                                      $  11.14        $ 12.06
                                                                     --------        -------
Total return                                                          (6.92)%++        4.93%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.88%+         1.82%+
 Net investment income                                                  4.52%+         4.25%+
Portfolio turnover                                                         5%            22%
Net assets at end of period (000 omitted)                            $ 13,337        $10,877



   Net investment income                                                 --             --
   Ratios (to average net assets):
    Expenses##                                                           --             --
    Net investment income                                                --             --

See notes to financial statements

------------------------------------------------------------------------------------------------------------------
                                                   Virginia Fund
------------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended March 31,
                                                                --------------------------------------------------
                                                                      1998        1997         1996          1995
                                                                --------------------------------------------------
                                                                   Class C
------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $ 11.06     $ 11.21     $  11.07      $  11.14
                                                                   -------     -------     --------      --------
Income from investment operations# -
 Net investment income[sec]                                        $  0.49     $  0.52     $   0.51      $   0.56
 Net realized and unrealized gain (loss) on investments               0.56       (0.16)        0.15         (0.04)
                                                                   -------     -------     --------      --------
  Total from investment operations                                 $  1.05     $  0.36     $   0.66      $   0.52
                                                                   -------     -------     --------      --------
Less distributions declared to shareholders -
 From net investment income                                        $ (0.49)    $ (0.51)    $  (0.52)     $  (0.54)
 From net realized gain on investment income                          --          --           --           (0.04)
 In excess of net investment income[dbldag][dbldag]                  (0.01)       --          (0.00)        (0.00)
 In excess of net realized gain on investments                        --          --           --           (0.01)
                                                                   -------     -------     --------      --------
  Total distributions declared to shareholders                     $ (0.50)    $ (0.51)    $  (0.52)     $  (0.59)
                                                                   -------     -------     --------      --------
Net asset value - end of period                                    $ 11.61     $ 11.06     $  11.21      $  11.07
                                                                   -------     -------     --------      --------
Total return                                                         9.61%       3.30%        6.02%         4.85%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                          1.68%       1.72%        1.83%         1.80%
 Net investment income                                               4.32%       4.63%        4.53%         4.90%
Portfolio turnover                                                     39%         42%          42%           27%
Net assets at end of period (000 omitted)                          $ 3,082     $ 3,182     $  3,366      $  2,300

***For the period from the inception of Class C, January 3, 1994, through January 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]For the years ended March 31, 1996, 1995, and January 31, 1994, the per share distributions in excess of net investment income were $0.005, $0.002, and $0.002, respectively.
[sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated.
     If this fee had been incurred by the Fund, the net investment income and the ratios would have been:



   Net investment income                                           $  0.48     $  0.51         --             --
   Ratios (to average net assets):
    Expenses##                                                       1.78%       1.78%         --             --
    Net investment income                                            4.22%       4.57%         --             --



                                                                   Two Months
                                                                        Ended   Period Ended
                                                                    March 31,    January 31,
                                                                         1994        1994***
---------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  12.06        $ 11.94
                                                                     --------        -------
Income from investment operations# -
 Net investment income[sec]                                          $   0.08        $  0.02
 Net realized and unrealized gain (loss) on investments                 (0.91)          0.12
                                                                     --------        -------
  Total from investment operations                                   $  (0.83)       $  0.14
                                                                     --------        -------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.09)       $ (0.02)
 From net realized gain on investment income                             --             --
 In excess of net investment income[dbldag][dbldag]                      --            (0.00)
 In excess of net realized gain on investments                           --             --
                                                                     --------        -------
  Total distributions declared to shareholders                       $  (0.09)       $ (0.02)
                                                                     --------        -------
Net asset value - end of period                                      $  11.14        $ 12.06
                                                                     --------        -------
Total return                                                          (6.91)%++       17.05%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.82%+         1.18%+
 Net investment income                                                  4.48%+         1.79%+
Portfolio turnover                                                         5%            22%
Net assets at end of period (000 omitted)                            $  1,760        $   833



   Net investment income                                                 --             --
   Ratios (to average net assets):
    Expenses##                                                           --             --
    Net investment income                                                --             --

See notes to financial statements

---------------------------------------------------------------------------------------------------------------------------
                                                  West Virginia Fund
---------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended March 31,
                                                                -----------------------------------------------------------
                                                                        1998          1997            1996            1995
                                                                -----------------------------------------------------------
                                                                    Class A
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  11.31      $  11.33        $  11.21        $  11.19
                                                                    --------      --------        --------        --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.58      $   0.60        $   0.61        $   0.62
 Net realized and unrealized gain (loss) on investments                 0.47         (0.02)           0.12            0.03
                                                                    --------      --------        --------        --------
  Total from investment operations                                  $   1.05      $   0.58        $   0.73        $   0.65
                                                                    --------      --------        --------        --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.58)     $  (0.60)       $  (0.61)       $  (0.62)
 From net realized gain on investments                                  --            --              --              --
 In excess of net investment income[dbldag][dbldag]                    (0.01)         --             (0.00)           --
 In excess of net realized gain on investments                          --            --              --             (0.01)
                                                                    --------      --------        --------        --------
  Total distributions declared to shareholders                      $  (0.59)     $  (0.60)       $  (0.61)       $  (0.63)
                                                                    --------      --------        --------        --------
Net asset value - end of period                                     $  11.77      $  11.31        $  11.33        $  11.21
                                                                    --------      --------        --------        --------
Total return[dbldag]                                                   9.42%         5.20%           6.58%           6.07%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.10%         1.17%           1.22%           1.19%
 Net investment income                                                 4.98%         5.28%           5.30%           5.62%
Portfolio turnover                                                       17%           21%             11%             23%
Net assets at end of period (000 omitted)                           $130,002      $126,107        $134,514        $127,616

 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[dbldag][dbldag]For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.002.
[sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income and the ratios would have been:



   Net investment income                                            $   0.57          --              --              --
   Ratios (to average net assets):
    Expenses##                                                         1.17%          --              --              --
    Net investment income                                              4.91%          --              --              --


                                                                   Two Months
                                                                        Ended      Year Ended
                                                                    March 31,     January 31,
                                                                         1994            1994
----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  12.06        $  11.50
                                                                     --------        --------
Income from investment operations# -
 Net investment income[sec]                                          $   0.01        $   0.64
 Net realized and unrealized gain (loss) on investments                 (0.78)           0.69
                                                                     --------        --------
  Total from investment operations                                   $  (0.77)       $   1.33
                                                                     --------        --------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.06)       $  (0.61)
 From net realized gain on investments                                   --             (0.12)
 In excess of net investment income[dbldag][dbldag]                     (0.04)          (0.04)
 In excess of net realized gain on investments                           --              --
                                                                     --------        --------
  Total distributions declared to shareholders                       $  (0.10)       $  (0.77)
                                                                     --------        --------
Net asset value - end of period                                      $  11.19        $  12.06
                                                                     --------        --------
Total return[dbldag]                                                  (6.37)%++        11.80%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.30%+          1.24%
 Net investment income                                                  5.36%+          5.30%
Portfolio turnover                                                         2%             26%
Net assets at end of period (000 omitted)                            $130,726        $141,190



   Net investment income                                                 --              --
   Ratios (to average net assets):
    Expenses##                                                           --              --
    Net investment income                                                --              --

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------
                                                       West Virginia Fund
------------------------------------------------------------------------------------------------------------------------
Year Ended January 31,                                                 1993       1992       1991       1990       1989
------------------------------------------------------------------------------------------------------------------------
                                                                    Class A
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  11.20    $ 10.93    $ 10.72    $ 10.68    $ 10.51
                                                                   --------    -------    -------    -------    -------
Income from investment operations -
 Net investment income                                             $   0.66    $  0.70    $  0.71    $  0.71    $  0.77
 Net realized and unrealized gain on investments                       0.34       0.34       0.21       0.04       0.18
                                                                   --------    -------    -------    -------    -------
  Total from investment operations                                 $   1.00    $  1.04    $  0.92    $  0.75    $  0.95
                                                                   --------    -------    -------    -------    -------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.69)   $ (0.76)   $ (0.71)   $ (0.71)   $ (0.78)
 From net realized gain on investments                                (0.01)     (0.01)      --         --         --
                                                                   --------    -------    -------    -------    -------
  Total distributions declared to shareholders                     $  (0.70)   $ (0.77)   $ (0.71)   $ (0.71)   $ (0.78)
                                                                   --------    -------    -------    -------    -------
Net asset value - end of period                                    $  11.50    $ 11.20    $ 10.93    $ 10.72    $ 10.68
                                                                   --------    -------    -------    -------    -------
Total return[dbldag]                                                  9.12%      9.84%      8.91%      7.26%      9.43%
Ratios (to average net assets)/Supplemental data:
 Expenses                                                             1.15%      1.17%      1.21%      1.22%      0.86%
 Net investment income                                                5.97%      6.33%      6.59%      6.63%      7.01%
Portfolio turnover                                                      19%        14%        37%        34%         9%
Net assets at end of period (000 omitted)                          $115,289    $80,440    $61,984    $52,398    $43,026

[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

---------------------------------------------------------------------------------------------------------------------------
                                                    West Virginia Fund
---------------------------------------------------------------------------------------------------------------------------
                                                                                  Year Ended March 31,
                                                                -----------------------------------------------------------
                                                                      1998         1997          1996          1995
                                                                -----------------------------------------------------------
                                                                   Class B
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $ 11.31      $ 11.33       $ 11.21       $ 11.19
                                                                   -------      -------       -------       -------
Income from investment operations# -
 Net investment income[sec]                                        $  0.51      $  0.52       $  0.52       $  0.53
 Net realized and unrealized gain (loss) on investments               0.46        (0.02)         0.12          0.04
                                                                   -------      -------       -------       -------
  Total from investment operations                                 $  0.97      $  0.50       $  0.64       $  0.57
                                                                   -------      -------       -------       -------
Less distributions declared to shareholders -
 From net investment income                                        $ (0.51)     $ (0.52)      $ (0.52)      $ (0.54)
 From net realized gain on investments                                --           --            --            --
 In excess of net investment income[dbldag][dbldag]                  (0.00)        --           (0.00)        (0.00)
 In excess of net realized gain on investments                        --           --            --           (0.01)
                                                                   -------      -------       -------       -------
  Total distributions declared to shareholders                     $ (0.51)     $ (0.52)      $ (0.52)      $ (0.55)
                                                                   -------      -------       -------       -------
Net asset value - end of period                                    $ 11.77      $ 11.31       $ 11.33       $ 11.21
                                                                   -------      -------       -------       -------
Total return                                                          8.72%        4.47%         5.81%         5.30%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.75%        1.87%         1.94%         1.91%
 Net investment income                                                4.33%        4.57%         4.56%         4.87%
Portfolio turnover                                                      17%          21%           11%           23%
Net assets at end of period (000 omitted)                          $15,472      $13,587       $12,647       $10,046

**For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]For the years ended March 31, 1998, 1996, and 1995, the per share distributions in excess of net investment income were $0.005, $0.002 and $0.005, respectively.
[sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income and the ratios would have been:

   Net investment income                                           $  0.50         --            --            --
   Ratios (to average net assets):
    Expenses##                                                       1.82%         --            --            --
    Net investment income                                            4.26%         --            --            --



                                                                  Two Months
                                                                       Ended   Period Ended
                                                                   March 31,    January 31,
                                                                        1994         1994**
---------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $ 12.06        $ 12.13
                                                                     -------        -------
Income from investment operations# -
 Net investment income[sec]                                          $  0.01        $  0.22
 Net realized and unrealized gain (loss) on investments                (0.87)          0.05
                                                                     -------        -------
  Total from investment operations                                   $ (0.86)       $  0.27
                                                                     -------        -------
Less distributions declared to shareholders -
 From net investment income                                          $ (0.01)       $ (0.21)
 From net realized gain on investments                                  --            (0.12)
 In excess of net investment income[dbldag][dbldag]                     --            (0.01)
 In excess of net realized gain on investments                          --             --
                                                                     -------        -------
  Total distributions declared to shareholders                       $ (0.01)       $ (0.34)
                                                                     -------        -------
Net asset value - end of period                                      $ 11.19        $ 12.06
                                                                     -------        -------
Total return                                                         (6.48)%++        5.59%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            2.02%+         1.89%+
 Net investment income                                                 4.56%+         4.14%+
Portfolio turnover                                                        2%            26%
Net assets at end of period (000 omitted)                            $ 5,456        $ 4,530



   Net investment income                                                --             --
   Ratios (to average net assets):
    Expenses##                                                          --             --
    Net investment income                                               --             --

See notes to financial statements

Notes to Financial Statements

(1) Business and Organization
MFS Municipal Series Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of 16 Funds, as follows: MFS Municipal Income Fund, MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund* (Mississippi Fund), MFS New York Municipal Bond Fund* (New York Fund), MFS North Carolina Municipal Bond Fund* (North Carolina Fund), MFS Pennsylvania Municipal Bond Fund* (Pennsylvania Fund), MFS South Carolina Municipal Bond Fund* (South Carolina Fund), MFS Tennessee Municipal Bond Fund* (Tennessee Fund), MFS Virginia Municipal Bond Fund* (Virginia Fund), and MFS West Virginia Municipal Bond Fund* (West Virginia Fund). Each Fund, except MFS Municipal Income Fund, is non-diversified.

*These Funds are included within these financial statements.


(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Because each Fund invests primarily in the securities of a single state and its political subdivisions, each Fund is vulnerable to the effects of changes in the legal and economic environment of the particular state.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by a Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Futures Contracts - Each Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, each Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Each Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Indexed Securities - Each Fund may invest in indexed securities whose value may be linked to interest rates, indices, or other financial indicators. Indexed securities are fixed-income securities whose proceeds at maturity (principal-indexed securities) or interest rates (coupon-indexed securities) rise and fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Capital infusions, which are generally non-recurring incurred to protect or enhance the value of high-yield securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Trust's custody fee is calculated as a percentage of each Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on each Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

During the year ended March 31, 1998, the following amounts were reclassified from accumulated undistributed net realized gain (loss) on investments to accumulated undistributed (distributions in excess of) net investment income due to differences between book and tax accounting for accrued market discount on disposal of securities:


 Mississippi     New York     North Carolina     Pennsylvania     South Carolina     Tennessee      Virginia
        Fund         Fund               Fund             Fund               Fund          Fund          Fund
--------------------------------------------------------------------------------------------------------------
     $10,857      $69,248            $44,128          $26,482            $79,274       $57,161      $139,570

These changes had no effect on the net assets or the net asset value per share of the funds.

At March 31, 1998, the following Funds, for federal income tax purposes, had capital loss carryforwards which may be applied against any net taxable realized gains of each succeeding year until the earlier of their utilization or expiration.


                    Mississippi      New York   North Carolina   Pennsylvania   South Carolina     Virginia    West Virginia
Expiration Date            Fund          Fund             Fund           Fund             Fund         Fund             Fund
------------------------------------------------------------------------------------------------------------------------------
March 31, 2003       $    --       $2,266,098       $5,720,615     $   --           $   --       $  502,446       $   --
March 31, 2004        3,057,195        --               --          1,125,777          452,212    3,840,742        2,539,573
March 31, 2005          228,833       502,292           --            533,472          593,657    2,350,366          714,690
                     ----------    ----------       ----------     ----------       ----------   ----------       ----------
  Total              $3,286,028    $2,768,390       $5,720,615     $1,659,249       $1,045,869   $6,693,554       $3,254,263
                     ==========    ==========       ==========     ==========       ==========   ==========       ==========

Multiple Classes of Shares of Beneficial Interest - Each Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.


(3) Transactions with Affiliates
Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of each Fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee with respect to each Fund, which is reflected as a reduction of expenses in the Statement of Operations.

The Pennsylvania Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Pennsylvania Fund's operating expenses, exclusive of management, distribution, and service fees. The Pennsylvania Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of its average daily net assets. To the extent that the expense reimbursement fee exceeds the Pennsylvania Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At March 31, 1998, the aggregate unreimbursed expenses owed to MFS by the Pennsylvania Fund amounted to $232,567. During the year ended March 31, 1998, MFS did not impose the reimbursement fee of $159,264.

Administrator - The Funds have an administrative services agreement with MFS to provide the Funds with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of each Fund's average daily net assets:

      First $1 billion                0.0150%
      Next $1 billion                 0.0125%
      Next $1 billion                 0.0100%
      In excess of $3 billion         0.0000%

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation for the year ended March 31, 1998, is a net periodic pension expense for each Fund, as follows:

                                  North                         South                                   West
  Mississippi     New York     Carolina     Pennsylvania     Carolina     Tennessee     Virginia    Virginia
         Fund         Fund         Fund             Fund         Fund          Fund         Fund        Fund
--------------------------------------------------------------------------------------------------------------
       $4,066       $5,695       $5,821           $4,321       $5,711        $5,701       $5,982      $5,982

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $17,405, $13,837, $102,313, $19,765, $39,848, $35,227, $81,631, and $48,338 as
its portion of the sales charge on sales of Class A shares of the Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia Funds, respectively, for the year ended March 31, 1998. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $43,862, $70,634, $40,888, $39,298, $97,475, and $26,949 for the New York, North
Carolina, South Carolina, Tennessee, Virginia, and West Virginia Funds, respectively, for the year ended March 31, 1998. Fees incurred under the distribution plan during the year ended March 31, 1998 were 0.00%, 0.25%, 0.35%, 0.00%, 0.35%, 0.35%, 0.35%, and 0.35% of each Fund's average daily net assets attributable to Class A shares on an annualized basis for the Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia Funds, respectively. Payments of the Mississippi Fund's 0.35% per annum distribution and service fee will commence on such date as the Trustees of Trust may determine. In the case of the New York and Pennsylvania Funds, payments of the 0.10% per annum distribution fee will commence on such date as the Trustees of Trust may determine. For the Pennsylvania Fund, payments of up to 0.25% per annum of the service fee will commence when the value of the net assets of the Fund attributable to Class A shares first equals or exceeds $50 million.

Each Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $11,071, $7,886, $5,954, $5,214, $21,533, and $2,837
for the New York, North Carolina, South Carolina, Tennessee, Virginia, and West Virginia Funds, respectively, for Class B shares. MFS retains the service fee for accounts not attributable to a securities dealer, which amounted to $6,236 and $723 for the North Carolina and Virginia Funds, respectively, for Class C shares. Fees incurred under the distribution plan during the year ended March 31, 1998, were 0.78%, 1.00%, 1.00%, 0.79%, 1.00%, 1.00%, 1.00%, and 1.00%, of
each of the Fund's average daily net assets attributable to Class B shares for the Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia Funds, respectively on an annualized basis. Fees incurred under the distribution plan during the year ended March 31, 1998, were 1.00% and 1.00% of each of the Fund's average daily net assets attributable to Class C shares for the North Carolina and Virginia Funds, respectively, on an annualized basis. Except in the case of the 0.25% per annum Class B service fee paid by the Mississippi Fund upon sale of Class B shares in the first year, payment of the 0.25% per annum service fee by the Mississippi Fund will commence on such date as the Trustees of Trust may determine. Except in the case of the 0.25% per annum Class B service fee paid by the Pennsylvania Fund upon sale of Class B shares in the first year payment of the 0.25% per annum service fee will commence on such date as the Class A service fee first becomes payable.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended March 31, 1998, on Class A, Class B, and Class C shares were as follows:

                                                     North                       South                                 West
                       Mississippi     New York   Carolina   Pennsylvania     Carolina    Tennessee   Virginia     Virginia
CDSC imposed                  Fund         Fund       Fund           Fund         Fund         Fund       Fund         Fund
-----------------------------------------------------------------------------------------------------------------------------
Class A                    $ --         $ 4,763   $ --            $ --         $    82      $ --       $ --         $     9
Class B                    $48,915      $64,504   $104,578        $26,291      $48,837      $34,989    $81,775      $34,856
Class C                    $ --         $ --      $  4,497        $ --         $ --         $ --       $ 3,974      $ --


Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, and short-term obligations were as follows (000 omitted):



                                                North                         South                                   West
                Mississippi     New York     Carolina     Pennsylvania     Carolina     Tennessee     Virginia    Virginia
                       Fund         Fund         Fund             Fund         Fund          Fund         Fund        Fund
----------------------------------------------------------------------------------------------------------------------------
Purchases           $13,656      $59,571     $101,383          $11,864      $49,165       $31,733     $153,703     $25,169
Sales                17,245       69,903      112,259           15,264       53,150        32,999      164,049      23,017

The cost and unrealized appreciation or depreciation in value of the investments owned by the Funds, as computed on a federal income tax basis, are as follows (000 omitted):


                                                           North                      South                                 West
                            Mississippi     New York    Carolina  Pennsylvania     Carolina   Tennessee     Virginia    Virginia
                                   Fund         Fund        Fund          Fund         Fund        Fund         Fund        Fund
----------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                  $70,659     $129,354    $394,823       $36,532     $159,900    $114,948     $373,795    $130,441
                                -------     --------    --------       -------     --------    --------     --------    --------
Gross unrealized appreciation   $ 5,818     $ 14,568    $ 36,714       $ 2,374     $ 14,800    $ 10,534     $ 30,458    $ 12,913
Gross unrealized depreciation        (4)       --            (58)           (6)         (72)        (48)        (140)        (37)
                                -------     --------    --------       -------     --------    --------     --------    --------
Net unrealized appreciation     $ 5,814     $ 14,568    $ 36,656       $ 2,368     $ 14,728    $ 10,486     $ 30,318    $ 12,876
                                =======     ========    ========       =======     ========    ========     ========    ========

(5) Shares of Beneficial Interest
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                       Mississippi Fund             New York Fund         North Carolina Fund
Class A Shares                                    ---------------------      --------------------       ---------------------
Year Ended March 31, 1998 (000 Omitted)           Shares         Amount      Shares        Amount      Shares          Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                          340      $   3,311       2,457     $  27,162        3,557      $  43,014
Shares issued to shareholders in reinvestment
 of distributions                                    150          1,455         315         3,486          894         10,719
Shares reacquired                                   (930)        (9,013)     (3,645)      (40,239)      (5,766)       (69,369)
                                                    ----      ---------      ------     ---------       ------      ---------
 Net decrease                                       (440)     $  (4,247)       (873)    $  (9,591)      (1,315)     $ (15,636)
                                                    ====      =========      ======     =========       ======      =========
Year Ended March 31, 1997 (000 Omitted)           Shares         Amount      Shares        Amount       Shares         Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                          420      $   3,942       1,336     $  14,245       11,938      $ 138,759
Shares issued to shareholders in reinvestment
 of distributions                                    170          1,601         355         3,792          989         11,523
Shares reacquired                                 (1,427)       (13,419)     (2,824)      (30,108)     (15,681)      (182,342)
                                                  ------      ---------      ------     ---------      -------      ---------
 Net decrease                                       (837)     $  (7,876)     (1,133)    $ (12,071)      (2,754)     $ (32,060)
                                                  ======      =========      ======     =========      =======      =========


                                                      Pennsylvania Fund       South Carolina Fund              Tennessee Fund
                                                  ---------------------       -------------------        --------------------
Year Ended March 31, 1998 (000 Omitted)           Shares         Amount       Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                          394       $  3,820          722      $   8,866         613     $   6,529
Shares issued to shareholders in reinvestment
 of distributions                                     58            562          313          3,853         248         2,663
Shares reacquired                                   (353)        (3,408)      (1,682)       (20,677)     (1,356)      (14,510)
                                                    ----       --------       ------      ---------      ------     ---------
 Net increase (decrease)                              99       $    974         (647)     $  (7,958)       (495)    $  (5,318)
                                                    ====       ========       ======      =========      ======     =========
Year Ended March 31, 1997 (000 Omitted)           Shares         Amount       Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                          379       $  3,531          747      $   8,956         819     $   8,497
Shares issued to shareholders in reinvestment
 of distributions                                     70            653          368          4,404         266         2,759
Shares reacquired                                   (546)        (5,091)      (2,517)       (30,161)     (1,175)      (12,195)
                                                   -----       --------       ------      ---------      ------     ---------
 Net decrease                                        (97)      $   (907)      (1,402)     $ (16,801)        (90)    $    (939)
                                                   =====       ========       ======      =========      ======     =========

                                                               Virginia Fund              West Virginia Fund
Class A Shares                                      ------------------------         -----------------------
Year Ended March 31, 1998 (000 Omitted)             Shares            Amount         Shares           Amount
--------------------------------------------------------------------------------------------------------------
Shares sold                                           3,292        $  37,717            628        $   7,306
Shares issued to shareholders in reinvestment
 of distributions                                       808            9,265            296            3,454
Shares reacquired                                    (6,251)         (71,443)        (1,029)         (11,967)
                                                     ------        ---------         ------        ---------
 Net decrease                                        (2,151)       $ (24,461)          (105)       $  (1,207)
                                                     ======        =========         ======        =========
Year Ended March 31, 1997 (000 Omitted)             Shares            Amount           Shares         Amount
--------------------------------------------------------------------------------------------------------------
Shares sold                                          13,538        $ 151,104            537        $   6,100
Shares issued to shareholders in reinvestment
 of distributions                                       921           10,293            326            3,704
Shares reacquired                                   (17,500)        (195,457)        (1,584)         (17,969)
                                                    -------        ---------         ------        ---------
 Net decrease                                        (3,041)       $ (34,060)          (721)       $  (8,165)
                                                    =======        =========         ======        =========


                                                       Mississippi Fund             New York Fund       North Carolina Fund
Class B Shares                                     --------------------     ---------------------      --------------------
Year Ended March 31, 1998 (000 Omitted)          Shares          Amount     Shares         Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                         104       $  1,002         312       $  3,451         686      $  8,214
Shares issued to shareholders in reinvestment
 of distributions                                    16            154          55            614          93         1,113
Shares reacquired                                  (213)        (2,053)       (525)        (5,756)       (516)       (6,196)
                                                   ----       --------        ----       --------        ----      --------
 Net increase (decrease)                            (93)      $   (897)       (158)      $ (1,691)        263      $  3,131
                                                   ====       ========        ====       ========        ====      ========
Year Ended March 31, 1997 (000 Omitted)          Shares         Amount      Shares         Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                         129       $  1,206         427       $  4,550         800      $  9,310
Shares issued to shareholders in reinvestment
 of distributions                                    21            195          64            687          84           973
Shares reacquired                                  (199)        (1,876)       (600)        (6,395)       (432)       (5,013)
                                                  -----       --------       -----       --------      ------      --------
 Net increase (decrease)                            (49)      $   (475)       (109)      $ (1,158)        452      $  5,270
                                                  =====       ========       =====       ========      ======      ========


                                                      Pennsylvania Fund       South Carolina Fund            Tennessee Fund
                                                 ----------------------     ---------------------      --------------------
Year Ended March 31, 1998 (000 Omitted)          Shares          Amount     Shares         Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                         357        $  3,436        663       $  8,183         465      $  4,987
Shares issued to shareholders in reinvestment
 of distributions                                    47             463         48            597          34           360
Shares reacquired                                  (998)         (9,574)      (308)        (3,811)       (231)       (2,474)
                                                   ----        --------       ----       --------        ----      --------
 Net increase (decrease)                           (594)       $ (5,675)       403       $  4,969         268      $  2,873
                                                   ====        ========       ====       ========        ====      ========
Year Ended March 31, 1997 (000 Omitted)          Shares          Amount     Shares         Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                         364        $  3,410        443       $  5,311         385      $  4,006
Shares issued to shareholders in reinvestment
 of distributions                                    73             686         45            537          32           331
Shares reacquired                                  (330)         (3,097)      (186)        (2,226)       (261)       (2,710)
                                                  -----        --------      -----       --------       -----      --------
 Net increase                                       107        $    999        302       $  3,622         156      $  1,627
                                                  =====        ========      =====       ========       =====      ========


                                                               Virginia Fund              West Virginia Fund
                                                    ------------------------         -----------------------
Year Ended March 31, 1998 (000 Omitted)             Shares            Amount         Shares           Amount
--------------------------------------------------------------------------------------------------------------
Shares sold                                            410          $  4,700            216         $  2,508
Shares issued to shareholders in reinvestment
 of distributions                                       51               588             35              409
Shares reacquired                                     (390)           (4,456)          (138)          (1,601)
                                                      ----          --------           ----         --------
 Net increase                                           71          $    832            113         $  1,316
                                                      ====          ========           ====         ========
Year Ended March 31, 1997 (000 Omitted)             Shares            Amount         Shares           Amount
--------------------------------------------------------------------------------------------------------------
Shares sold                                            552          $  6,182            218         $  2,474
Shares issued to shareholders in reinvestment
 of distributions                                       51               567             35              397
Shares reacquired                                     (375)           (4,195)          (167)          (1,902)
                                                    ------          --------          -----         --------
 Net increase                                          228          $  2,554             86         $    969
                                                    ======          ========          =====         ========

                                                         North Carolina Fund                   Virginia Fund
Class C Shares                                      ------------------------         -----------------------
Year Ended March 31, 1998 (000 Omitted)             Shares            Amount         Shares           Amount
--------------------------------------------------------------------------------------------------------------
Shares sold                                           224           $  2,694             91         $  1,028
Shares issued to shareholders in reinvestment
 of distributions                                      17                208              9              105
Shares reacquired                                    (245)            (2,896)          (122)          (1,391)
                                                     ----           --------           ----         --------
 Net increase (decrease)                               (4)          $      6            (22)        $   (258)
                                                     ====           ========           ====         ========
Year Ended March 31, 1997 (000 Omitted)             Shares            Amount         Shares           Amount
--------------------------------------------------------------------------------------------------------------
Shares sold                                           191           $  2,228             93         $  1,033
Shares issued to shareholders in reinvestment
 of distributions                                      24                274              9              102
Shares reacquired                                    (350)            (4,084)          (114)          (1,277)
                                                    -----           --------         ------         --------
 Net decrease                                        (135)          $ (1,582)           (12)        $   (142)
                                                    =====           ========         ======         ========

(6) Line of Credit
The Trust and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the each of the Funds for the year ended March 31, 1998, ranged from $227 to $2,491.


(7) Financial Instruments
The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At March 31, 1998, there were no open futures contracts.

Independent Auditors' Report

To the Trustees of MFS Municipal Series Trust and Shareholders of the Portfolios of MFS Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund (portfolios of MFS Municipal Series Trust) as of March 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1998 and 1997, and the financial highlights for each of the years in the four-year period ended March 31, 1998, the two months ended March 31, 1994, and each of the years in the six-year period ended January 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned portfolios of MFS Municipal Series Trust at March 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
May 8, 1998

                                   Good News!

[Graphic]
                                      ROTH
                             ANOTHER MFS IRA CHOICE
                                   TRADITIONAL
[End Graphic]

                            Now two MFS IRA choices.


Here's good news for millions of Americans. Recent tax legislation has brought about the introduction of the new Roth Individual Retirement Account (IRA) and, along with it, some attractive new advantages for investors -- like added flexibility and earnings that are never taxed.*

But along with Roth IRAs have come many questions as well . . . about how the account works, about how it compares to traditional IRAs, and about whether it fits in with your specific situation.

If you'd like answers to questions like these, may we suggest two convenient ways to get all the details on this new financial planning opportunity.

  [bullet] Call your financial adviser, who can help you determine whether an IRA is right for you and which IRA would be more suitable.

  [bullet] Or ask us to send you the MFS IRA Choices kit, which compares the traditional IRA to the Roth IRA. Call 1-800-637-1255 any business day from 8 a.m. to 6 p.m. Eastern time or visit our Web site at www.mfs.com.


















*Certain withdrawals taken prior to age 59-1/2 are subject to a 10% federal penalty tax.

This material is not intended to replace the advice of a qualified attorney, tax adviser, financial adviser, or insurance agent. Before making any financial commitment regarding the issues discussed here, consult with the appropriate professional adviser.

MFS(R) Municipal Series Trust


Trustees
Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),
MFS Investment Management

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,
Brigham and Women's Hospital; Professor of Surgery,
Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief Executive Officer,
Edmund Gibbons Ltd.

Abby M. O'Neill - Private Investor

Walter E. Robb, III - President and Treasurer, Benchmark
Advisors, Inc. (corporate financial consultants); President,
Benchmark Consulting Group, Inc. (office services)

Arnold D. Scott* - Senior Executive Vice President,
Director, and Secretary, MFS Investment Management

Jeffrey L. Shames* - Chairman, Chief Executive Officer, and Director, MFS Investment Management

J. Dale Sherratt - President, Insight Resources, Inc.
(acquisition planning specialists)

Ward Smith - Former Chairman (until 1994), NACCO
Industries (holding company)

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Managers
John P. Kihn*
David B. Smith*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*



*Affiliated with the Investment Adviser




Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

Auditors
Deloitte & Touche LLP

Investor Information
For MFS stock and bond market outlooks, call toll free:
1-800-637-4458 anytime from a touch-tone telephone.
For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m.
to 5 p.m. Eastern time  (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free:
1-800-637-6576 any business day from 9 a.m. to 5 p.m.
Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, and exchanges, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com




[Graphic]                                             For the fourth year in a
      DALBAR                                                row, MFS earned a
 MFS NUMBER 1 MFS                                            #1 ranking in  the
TOP-RATED SERVICE                                          DALBAR, Inc.
[End Graphic]                                           Broker/Dealer Survey,
                                                        Main Office Operations
                                                     Service Quality Category.
                                                  The firm achieved a 3.42
 overall score on a scale of 1 to 4 in the 1997 survey. A total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of phone service contact," "keeping you informed," and "ease of doing business" with the firm.

[back cover]

MFS(R) Municipal                                                    Bulk Rate
Series Trust                                                       U.S. Postage
                                                                       Paid
MFS(R) Mississippi Municipal Bond Fund                                  MFS
MFS(R) New York Municipal Bond Fund
MFS(R) North Carolina Municipal Bond Fund
MFS(R) Pennsylvania Municipal Bond Fund
MFS(R) South Carolina Municipal Bond Fund
MFS(R) Tennessee Municipal Bond Fund
MFS(R) Virginia Municipal Bond Fund
MFS(R) West Virginia Municipal Bond Fund

[MFS Logo]  (SM)

INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

[End MFS Logo]




    500 Boylston Street
   Boston, MA 02116-3741

[Dalbar Logo]

      DALBAR
 MFS NUMBER 1 MFS
TOP-RATED SERVICE


[End Dalbar Logo]



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(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street,      MST-2B-5/98/53M
Boston, MA 02116-3741